FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-286596-02

December 3, 2025

BENCHMARK 2025-V19
Commercial Mortgage Trust

Free Writing Prospectus
Structural and Collateral Term Sheet

$588,699,194
(Approximate Initial Mortgage Pool Balance)

$512,967,000
(Approximate Offered Certificates)

Citigroup Commercial Mortgage Securities Inc. Depositor
Commercial Mortgage Pass-Through Certificates, Series 2025-V19

Citi Real Estate Funding Inc. Goldman Sachs Mortgage Company German American Capital Corporation Barclays Capital Real Estate Inc.
As Sponsors and Mortgage Loan Sellers

Citigroup	Goldman Sachs &Co. LLC	Barclays	Deutsche Bank Securities

 Co-Lead Managers and Joint Bookrunners

Drexel Hamilton, LLC	Mischler Financial Group, Inc.

Co-Managers

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC or Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus, dated on or about December 3, 2025, included as part of our registration statement (SEC File No. 333-286596) (the “Preliminary Prospectus”). The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including, without limitation, a summary of risks associated with an investment in the offered securities under the heading “Summary of Risk Factors” and a detailed discussion of such risks under the heading “Risk Factors”). The Preliminary Prospectus is available upon request from Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC or Mischler Financial Group, Inc. This Term Sheet is subject to change.

For information regarding certain risks associated with an investment in this transaction, refer to “Summary of Risk Factors” and “Risk Factors” in the Preliminary Prospectus. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the headings “Summary of Risk Factors” and “Risk Factors” in the Preliminary Prospectus, the yield to maturity of, the aggregate amount and timing of distributions on and the market value of the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued. This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC or Mischler Financial Group, Inc. provides accounting, tax or legal advice.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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The issuing entity will be relying on an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—General Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity and Other Aspects of the Offered Certificates” in the Preliminary Prospectus). See also “Legal Investment” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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CERTIFICATE SUMMARY
OFFERED CERTIFICATES
Offered Classes	Expected Ratings (S&P / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass-Through Rate(4)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(5)	Expected Principal Window(5)
Class A-2	AAA(sf)/AAAsf/AAA(sf)	(6)		30.000%	%	(7)	(6)	(6)
Class A-3	AAA(sf)/AAAsf/AAA(sf)	(6)		30.000%	%	(7)	(6)	(6)
Class X-A	AAA(sf)/AAAsf/AAA(sf)	$409,204,000	(8)	N/A	%	Variable IO(9)	N/A	N/A
Class X-B	NR/A-sf/AAA(sf)	$103,763,000	(8)	N/A	%	Variable IO(9)	N/A	N/A
Class A-S	AA-(sf)/AAAsf/AAA(sf)	$48,959,000		21.625%	%	(7)	4.98	12/30 – 12/30
Class B	NR/AA-sf/AA(sf)	$31,421,000		16.250%	%	(7)	4.98	12/30 – 12/30
Class C	NR/A-sf /A-(sf)	$23,383,000		12.250%	%	(7)	4.98	12/30 – 12/30

NON-OFFERED CERTIFICATES(10)
Non-Offered Classes	Expected Ratings (S&P / Fitch / KBRA)(1)	Approximate Initial Certificate Balance, Principal Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass-Through Rate(4)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(5)	Expected Principal Window(5)
Class X-D(11)	NR/BBB-sf/BBB(sf)	$21,922,000	(8)	N/A	%	Variable IO(9)	N/A	N/A
Class D(11)	NR/BBB-sf/BBB(sf)	$21,922,000		8.500%	%	(7)	4.98	12/30 – 12/30
Class XERR(11)	NR/BB-sf/BB+(sf)	$13,883,000	(8)	N/A	%	Variable IO(9)	N/A	N/A
Class XFRR(11)	NR/B-sf/BB-(sf)	$8,769,000	(8)	N/A	%	Variable IO(9)	N/A	N/A
Class XGRR(11)	NR/NR/NR	$27,037,299	(8)	N/A	%	Variable IO(9)	N/A	N/A
Class E-RR(11)	NR/BB-sf/BB+(sf)	$13,883,000		6.125%	%	(7)	4.98	12/30 – 12/30
Class F-RR(11)	NR/B-sf/BB-(sf)	$8,769,000		4.625%	%	(7)	4.98	12/30 – 12/30
Class G-RR(11)	NR/NR/NR	$27,037,299		0.000%	%	(7)	4.98	12/30 – 12/30
Class R(12)	N/A	N/A		N/A	N/A	N/A	N/A	N/A

Non-Offered Vertical Risk Retention Interest(13)
Combined VRR Interest	NR/NR/NR	$4,120,895	(14)	(15)	(16)	(16)	4.91	06/30 – 12/30

(1)	It is a condition of issuance that the offered certificates and certain classes of non-offered certificates receive the ratings set forth above. The anticipated ratings shown are those of S&P Global Ratings, acting through Standard & Poor’s Financial Services LLC. (“S&P”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, LLC (“KBRA”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest-only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Other Risks Relating to the Certificates—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. S&P, Fitch and KBRA have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related rating agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the rating agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.
(2)	Approximate, subject to a variance of plus or minus 5% and further subject to any additional variances described in the footnotes below. In addition, the notional amounts of the Class X-A, Class X-B, Class X-D, Class XERR, Class XFRR and Class XGRR certificates (collectively, the “Class X Certificates”) may vary depending upon the final pricing of the respective classes of Non-Vertically Retained Principal Balance Certificates (as defined in footnote (7) below) whose certificate balances comprise such notional amounts, and, if as a result of such pricing (a) the pass-through rate of any class of Class X Certificates would be equal to zero at all times, such class of Class X Certificates will not be issued on the closing date of this securitization (the “Closing Date”) or (b) the pass-through rate of any class of Non-Vertically Retained Principal Balance Certificates whose certificate balance comprises the notional amount of any class of Class X Certificates is at all times equal to the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time (the “WAC Rate”), the certificate balance of such class of Non-Vertically Retained Principal Balance Certificates may not be part of, and there may be a corresponding reduction in, such notional amount of such class of Class X Certificates.
(3)	“Approximate Initial Credit Support” means, with respect to any class of Non-Vertically Retained Principal Balance Certificates, the quotient, expressed as a percentage, of (i) the aggregate of the initial certificate balances of all classes of Non-Vertically Retained Principal Balance Certificates, if any, junior to such class of Non-Vertically Retained Principal Balance Certificates, divided by (ii) the aggregate of the initial certificate balances of all classes of Non-Vertically Retained Principal Balance Certificates. The approximate initial credit support percentages set forth for the Class A-2 and Class A-3 certificates are represented in the aggregate. The approximate initial credit support percentages shown in the table above with respect to the Non-Vertically Retained Principal Balance Certificates do not take into account the Combined VRR Interest (as defined in footnote (13) below).
(4)	Approximate per annum rate as of the Closing Date.
(5)	Determined assuming no prepayments prior to the maturity date or any anticipated repayment date, as applicable, for any mortgage loan and based on the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus.
(6)	The exact initial certificate balances of the Class A-2 and Class A-3 certificates are unknown and will be determined based on the final pricing of those classes of certificates. However, the respective initial certificate balances, weighted average lives and principal windows of the Class A-2 and Class A-3 certificates are expected to be within the applicable ranges reflected in the following chart. The aggregate initial certificate balance of the Class A-2 and Class A-3 certificates is expected to be approximately $409,204,000, subject to a variance of plus or minus 5%.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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CERTIFICATE SUMMARY (continued)
Class of Certificates	Expected Range of Initial Certificate Balances	Expected Range of Weighted Avg. Lives (Yrs)	Expected Range of Principal Windows
Class A-2	$0 – $175,000,000	N/A – 4.80	N/A / 06/30 – 11/30
Class A-3	$234,204,000– $409,204,000	4.93 – 4.87	11/30 – 12/30 / 06/30 – 12/30
(7)	For any distribution date, the pass-through rate for each class of the Class A-2, Class A-3, Class A-S, Class B, Class C, Class D, Class E-RR, Class F-RR and Class G-RR certificates (collectively, the “Non-Vertically Retained Principal Balance Certificates”, and collectively with the Class X and Class R certificates, the “Non-Vertically Retained Certificates”, and the Non-Vertically Retained Certificates, collectively with the Class VRR certificates, the “Certificates”) will generally be equal to one of (i) a fixed per annum rate, (ii) the WAC Rate, (iii) a rate equal to the lesser of a specified per annum rate and the WAC Rate, or (iv) the WAC Rate less a specified percentage, but no less than 0.000%. The Non-Vertically Retained Certificates, other than the Class R certificates, are collectively referred to in this term sheet as the “Non-Vertically Retained Regular Certificates”. See “Description of the Certificates—Distributions—Pass-Through Rates” in the Preliminary Prospectus.
(8)	The Class X Certificates will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each class of Class X Certificates at the related pass-through rate based upon the related notional amount. The notional amount of each class of the Class X Certificates will be equal to the certificate balance or the aggregate of the certificate balances, as applicable, from time to time of the class or classes of the Non-Vertically Retained Principal Balance Certificates identified in the same row as such class of Class X Certificates in the chart below (as to such class of Class X Certificates, the “Corresponding Principal Balance Certificates”):
Class of Class X Certificates	Class(es) of Corresponding Principal Balance Certificates
Class X-A	Class A-2 and Class A-3
Class X-B	Class A-S, Class B and Class C
Class X-D	Class D
Class XERR	Class E-RR
Class XFRR	Class F-RR
Class XGRR	Class G-RR

(9)	The pass-through rate for each class of Class X Certificates will generally be a per annum rate equal to the excess, if any, of (i) the WAC Rate over (ii) the pass-through rate (or, if applicable, the weighted average of the pass-through rates) of the class or classes of Corresponding Principal Balance Certificates as in effect from time to time, as described in the Preliminary Prospectus. See “Description of the Certificates—Distributions—Pass-Through Rates” in the Preliminary Prospectus.
(10)	The classes of Certificates and the uncertificated interests set forth below “Non-Offered Certificates” and “Non-Offered Vertical Risk Retention Interest” in the table are not offered by this Term Sheet.
(11)	In partial satisfaction of the risk retention obligations of Citi Real Estate Funding Inc. (as “retaining sponsor” with respect to this securitization transaction), Eightfold Real Estate Capital Fund VI, L.P. and Eightfold Real Estate Capital Fund VII, L.P. are expected to acquire and retain (in each such case, directly or through one or more of its “majority-owned affiliates”), in accordance with the credit risk retention rules applicable to this securitization transaction, all of the Class XERR, Class XFRR, Class XGRR, Class E-RR, Class F-RR, and Class G-RR certificates (collectively, the “HRR Certificates”), which will collectively constitute an “eligible horizontal residual interest” with an aggregate fair value expected to represent at least 4.3292% of the fair value, as of the closing date for this transaction, of all of the “ABS interests” (i.e., all of the Certificates (other than the Class R certificates) and the Uncertificated VRR Interest) issued by the issuing entity. The certificate balances of the Class D and Class E-RR certificates may be reallocated between those classes based on the determination of the respective aggregate fair values, as of the closing date for this transaction, of (i) all of the HRR Certificates and (ii) all of the Certificates (other than the Class R certificates) and the Uncertificated VRR Interest (as defined in footnote (13) below), in order to satisfy the foregoing. Any such reallocation may affect the notional amounts of the Class X-D and Class XERR certificates. “Retaining sponsor,” “majority-owned affiliate,” “ABS interests” and “eligible horizontal residual interest” have the meanings given to such terms in Regulation RR. See “Credit Risk Retention” in the Preliminary Prospectus.
(12)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate REMICs, as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.
(13)	In satisfaction of Citi Real Estate Funding Inc.’s remaining risk retention obligations as retaining sponsor for this securitization transaction, Citi Real Estate Funding Inc. is expected to acquire (or cause one or more other parties to acquire) from the depositor, on the closing date for this transaction, an “eligible vertical interest” in the form of a “single vertical security” with an initial principal balance of approximately $4,120,895 (the “Combined VRR Interest”), and which portions will be both certificated (in the form of the Class VRR certificates) and uncertificated (in the form of an uncertificated VRR interest (the “Uncertificated VRR Interest”). The initial principal balance of the Combined VRR Interest is expected to represent approximately 0.700% of the aggregate principal balance of all the “ABS interests” (i.e., the sum of the aggregate initial certificate balance of all of the Certificates (other than the Class R certificates) and the initial principal balance of the Uncertificated VRR Interest) issued by the issuing entity on the closing date for this transaction, subject to any variance in the initial principal balance of the Combined VRR Interest following calculation of the actual fair value of the HRR certificates, all of the other classes of certificates (other than the Class R certificates) and the Uncertificated VRR Interest, as described under “Credit Risk Retention”. The Combined VRR Interest will consist of the Uncertificated VRR Interest and the Class VRR certificates. The Combined VRR Interest will be retained by certain retaining parties in accordance with the credit risk retention rules applicable to this securitization transaction. “Eligible vertical interest” and “single vertical security” and will have the meanings given to such terms in Regulation RR. See “Credit Risk Retention” in the Preliminary Prospectus. The Combined VRR Interest is not offered hereby.
(14)	Constitutes the principal balance of the Combined VRR Interest (the “Combined VRR Interest Balance”), which consists of the certificate balance of the Class VRR certificates and the principal balance of the Uncertificated VRR Interest.
(15)	Although the approximate initial credit support percentages shown in the table above with respect to the Non-Vertically Retained Principal Balance Certificates do not take into account the Combined VRR Interest, losses incurred on the mortgage loans will be allocated between the Combined VRR Interest, on the one hand, and the Non-Vertically Retained Principal Balance Certificates, on the other hand, pro rata in accordance with the Combined VRR Interest Balance and the aggregate outstanding certificate balance of the Non-Vertically Retained Principal Balance Certificates, respectively. See “Credit Risk Retention” and “Description of the Certificates” in the Preliminary Prospectus. The Class VRR certificates and the Non-Vertically Retained Principal Balance Certificates are collectively referred to in this Term Sheet as the “Principal Balance Certificates”.
(16)	Although it does not have a specified pass-through rate (other than for tax reporting purposes), the effective interest rate for the Combined VRR Interest will be the WAC Rate.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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MORTGAGE POOL CHARACTERISTICS
Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$588,699,194
Number of Mortgage Loans	28
Number of Mortgaged Properties	48
Average Cut-off Date Balance	$21,024,971
Weighted Average Mortgage Rate	6.28617%
Weighted Average Remaining Term to Maturity/ARD (months)(3)	59
Weighted Average Cut-off Date LTV Ratio(4)	61.6%
Weighted Average Maturity Date/ARD LTV Ratio(3)(4)	61.6%
Weighted Average UW NCF DSCR(5)	1.71x
Weighted Average Debt Yield on Underwritten NOI(6)	11.4%
% of Initial Pool Balance of Mortgage Loans that are Interest Only	100.0%
% of Initial Pool Balance of Mortgaged Properties with Single Tenants	17.9%
% of Initial Pool Balance of Mortgage Loans with Mezzanine Debt	5.9%

(1)	The Cut-off Date LTV Ratio, Maturity Date/ARD LTV Ratio, UW NCF DSCR, Debt Yield on Underwritten NOI and Cut-off Date Balance Per SF / Unit / Room information for each mortgage loan is presented in this Term Sheet (i) if such mortgage loan is part of a whole loan (as defined under “Collateral Overview—Whole Loan Summary” below), based on both that mortgage loan and any related pari passu companion loan(s) but, unless otherwise specifically indicated, without regard to any related subordinate companion loan(s), and (ii) unless otherwise specifically indicated, without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future.
(2)	Subject to a permitted variance of plus or minus 5%.
(3)	Unless otherwise indicated, mortgage loans with anticipated repayment dates are presented as if they were to mature on the anticipated repayment date. However, no such mortgage loans will be included in the Benchmark 2025-V19 Mortgage Trust.
(4)	The Cut-off Date LTV Ratios and Maturity Date/ARD LTV Ratios presented in this Term Sheet are generally based on the “as-is” appraised values of the related mortgaged properties (as set forth on Annex A to the Preliminary Prospectus), provided that such LTV ratios may be calculated based on (i) “as-stabilized” or similar values other than “as-is” in certain cases where the completion of certain hypothetical conditions or other events at the property are assumed and/or where reserves have been established at origination to satisfy the applicable condition or event that is expected to occur, or (ii) the cut-off date balance or balloon balance, as applicable, net of a related earnout or holdback reserve, or (iii) an “as-is” appraised value for a portfolio of mortgaged properties that includes a premium relating to the valuation of the portfolio of mortgaged properties as a whole rather than as the sum of individually valued mortgaged properties, in each case as further described in the definitions of “Appraised Value”, “Cut-off Date LTV Ratio” and “Maturity Date/ARD LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.
(5)	The UW NCF DSCR for each mortgage loan is generally calculated by dividing the Underwritten NCF for the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment due; provided, that, with respect to any mortgage loan structured with an economic holdback reserve, the UW NCF DSCR for such mortgage loan may be calculated based on the annual debt service that would be in effect for such mortgage loan assuming that the related cut-off date balance is net of the related economic holdback reserve.
(6)	The Debt Yield on Underwritten NOI for each mortgage loan is generally calculated as the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is generally calculated as the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan; provided, that with respect to any mortgage loan structured with an economic holdback reserve, each of the Debt Yield on Underwritten NOI and the Debt Yield on Underwritten NCF for such mortgage loan may be calculated based on the cut-off date balance that would be in effect for such mortgage loan assuming that the related cut-off date balance is net of the related economic holdback reserve.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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KEY FEATURES OF THE CERTIFICATES
Co-Lead Managers and Joint Bookrunners:	Citigroup Global Markets Inc. Deutsche Bank Securities Inc. Goldman Sachs & Co. LLC Barclays Capital Inc.
Co-Managers:	Drexel Hamilton, LLC Mischler Financial Group, Inc.
Depositor:	Citigroup Commercial Mortgage Securities Inc.
Initial Pool Balance:	$588,699,194
Master Servicer:	Midland Loan Services, a Division of PNC Bank, National Association
Special Servicer:	Midland Loan Services, a Division of PNC Bank, National Association
Certificate Administrator:	Citibank, N.A.
Trustee:	Wilmington Savings Fund Society, FSB
Operating Advisor:	Park Bridge Lender Services LLC
Asset Representations Reviewer:	Park Bridge Lender Services LLC
Risk Retention Consultation Parties:	Citi Real Estate Funding Inc., Deutsche Bank AG, New York Branch and Goldman Sachs Mortgage Company
Credit Risk Retention:	For a discussion on the manner in which the U.S. credit risk retention requirements are being satisfied by Citi Real Estate Funding Inc., as retaining sponsor for this securitization transaction, see “Credit Risk Retention” in the Preliminary Prospectus. Note that this securitization transaction is not structured to satisfy European or United Kingdom risk retention and due diligence requirements.
Closing Date:	On or about December 23, 2025
Cut-off Date:	With respect to each mortgage loan, the due date in December 2025 for that mortgage loan (or, in the case of any mortgage loan that has its first due date subsequent to December 2025, the date that would have been its due date in December 2025 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)
Determination Date:	The 11th day of each month or next business day, commencing in January 2026
Distribution Date:	The 4th business day after the Determination Date, commencing in January 2026
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible, subject to the exemption conditions described in the Preliminary Prospectus
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	January 2058
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (other than the Class X-A and Class X-B certificates); $1,000,000 minimum for the Class X-A and Class X-B certificates; and integral multiples of $1 thereafter for all the offered certificates

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

7

KEY FEATURES OF THE CERTIFICATES (continued)
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX, BLOOMBERG and Moody’s Analytics

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

8

TRANSACTION HIGHLIGHTS
■	$512,967,000 (Approximate) New-Issue Multi-Borrower CMBS:
—	Overview: The mortgage pool consists of 28 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $588,699,194 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $21,024,971 and are secured by 48 mortgaged properties located throughout 18 states.
—	LTV: 61.6% weighted average Cut-off Date LTV Ratio
—	DSCR: 1.71x weighted average Underwritten NCF Debt Service Coverage Ratio
—	Debt Yield: 11.4% weighted average Debt Yield on Underwritten NOI
—	Credit Support: 30.000% credit support to Class A-2 / A-3
■	Loan Structural Features:
—	Hard Lockboxes: 59.7% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place
—	Cash Traps: 95.9% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than (i) a 1.10x coverage or (ii) a 7.0% debt yield, that fund an excess cash flow reserve
—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:
-	Real Estate Taxes: 25 mortgage loans representing 79.2% of the Initial Pool Balance
-	Replacement Reserves (Including FF&E Reserves): 24 mortgage loans representing 75.3% of the Initial Pool Balance
-	Insurance: 13 mortgage loans representing 38.2% of the Initial Pool Balance
-	Tenant Improvements / Leasing Commissions: 10 mortgage loans representing 68.6% of the Initial Pool Balance that is secured by office, industrial, retail and mixed use properties or multifamily properties with commercial tenants.
—	Predominantly Defeasance Mortgage Loans: 74.7% of the mortgage loans by Initial Pool Balance permit defeasance only after an initial lockout period
■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:
—	Retail: 21.5% of the mortgaged properties by allocated Initial Pool Balance are retail properties
—	Hospitality: 18.7% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties
—	Self Storage: 16.6% of the mortgaged properties by allocated Initial Pool Balance are self storage properties
—	Multifamily: 16.0% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties
—	Industrial: 13.8% of the mortgaged properties by allocated Initial Pool Balance are industrial properties
—	Office: 8.7% of the mortgaged properties by allocated Initial Pool Balance are office properties
■	Geographic Diversity: The 48 mortgaged properties are located throughout 18 states, with only California (22.3%) and New York (18.3%) having greater than 10.0% of the allocated Initial Pool Balance.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

9

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance	Roll-up Aggregate Cut-off Date Balance(1)	Roll-up % of Initial Pool Balance(1)
Goldman Sachs Mortgage Company (“GSMC”)	10	21	$244,795,000	41.6%	$244,795,000	41.6%
German American Capital Corporation (“GACC”)	9	13	149,814,194	25.4	166,314,194	28.3
Citi Real Estate Funding Inc. (“CREFI”)	6	11	117,750,000	20.0	117,750,000	20.0
Barclays Commercial Real Estate Inc. (“Barclays”)	2	2	52,340,000	8.9	59,840,000	10.2
GACC / Barclays(2)	1	1	24,000,000	4.1
Total	28	48	$588,699,194	100.0%	$588,699,194	100.0%

(1)	For any mortgage loan seller, the Roll-up Aggregate Cut-off Date Balance and the Roll-up % of Initial Pool Balance reflect all mortgage loans and portions of co-sponsored mortgage loans that are being contributed thereby to the Benchmark 2025-V19 securitization transaction.
(2)	The 9911 Belward mortgage loan (4.1%) is part of a whole loan as to which separate notes are being sold by GACC and Barclays. The 9911 Belward mortgage loan is evidenced by two promissory notes: (i) note A-2 with a Cut-off Date Balance of $16,500,000 as to which GACC is acting as the mortgage loan seller; and (ii) note A-5, with a Cut-off Date Balance of $7,500,000 as to which Barclays is acting as the mortgage loan seller.

Ten Largest Mortgage Loans(1)(2)

#	Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF/Units/Rooms	Cut-off Date Balance Per SF/Unit/Room	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio(3)
1	Amazon LAX	$58,500,000	9.9%	Industrial	703,728	$165	1.85x	10.4%	53.8%
2	Etude Self Storage Portfolio	58,500,000	9.9%	Self Storage	788,240	$110	1.36x	8.7%	65.0%
3	Fairfield Inn by Marriott Central Park	58,500,000	9.9%	Hospitality	224	$292,411	1.54x	12.3%	59.5%
4	Empire Mall	40,000,000	6.8%	Retail	1,024,394	$117	2.24x	16.5%	59.4%
5	Hilton Wilmington / Christiana	35,000,000	5.9%	Hospitality	272	$128,676	1.80x	14.3%	61.1%
6	Marketplace at Beaumont	31,810,000	5.4%	Retail	177,446	$179	1.80x	11.1%	67.3%
7	Ostad NYC Portfolio	28,750,000	4.9%	Multifamily	60	$479,167	1.32x	8.4%	70.0%
8	Hollywood Vaults	24,100,000	4.1%	Self Storage	276	$87,319	1.54x	9.0%	57.5%
9	9911 Belward	24,000,000	4.1%	Office	289,912	$444	3.41x	17.3%	40.6%
10	CFS Industrial HQ	22,800,000	3.9%	Industrial	165,335	$319	1.57x	11.1%	70.5%
	Top 10 Total / Wtd. Avg.	$381,960,000	64.9%				1.78x	11.7%	60.4%
	Remaining Total / Wtd. Avg.	206,739,194	35.1%				1.58x	10.7%	63.9%
	Total / Wtd. Avg.	$588,699,194	100.0%				1.71x	11.4%	61.6%

(1)	See footnotes to table entitled “Mortgage Pool Characteristics” above.
(2)	With respect to each mortgage loan that is part of a whole loan (as identified under “Collateral Overview—Whole Loan Summary” below), the Cut-off Date Balance Per SF/Unit/Room, UW NCF DSCR, UW NOI Debt Yield and Cut-off Date LTV Ratio are calculated based on both that mortgage loan and any related pari passu companion loan(s), but without regard to any related subordinate companion loan(s) or other indebtedness.
(3)	With respect to certain of the mortgage loans identified above, the Cut-off Date LTV Ratios have been calculated using “as-stabilized”, “portfolio premium” or similar hypothetical values. Such mortgage loans are identified under the definition of “Appraised Value” set forth under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

10

COLLATERAL OVERVIEW (continued)

Whole Loan Summary

Mortgage Loan Name(1)	Mortgage Loan Cut-off Date Balance	Mortgage Loan as Approx. % of Initial Pool Balance	Aggregate Pari Passu Companion Loan Cut-off Date Balance	Aggregate Subordinate Companion Loan Cut-off Date Balance	Whole Loan Cut-off Date Balance	Controlling Pooling/Trust and Servicing Agreement (“Controlling PSA”)(2)	Master Servicer / Outside Servicer(3)	Special Servicer / Outside Special Servicer(3)
Amazon LAX	$58,500,000	9.9%	$57,766,961	—	$116,266,961	BMARK 2025-V19	Midland	Midland
Etude Self Storage Portfolio	$58,500,000	9.9%	$28,200,000	—	$86,700,000	BMARK 2025-V19	Midland	Midland
Fairfield Inn by Marriott Central Park	$58,500,000	9.9%	$7,000,000	—	$65,500,000	BMARK 2025-V19	Midland	Midland
Empire Mall	$40,000,000	6.8%	$80,000,000	—	$120,000,000	WFCM 2025-5C7	Midland	CWCapital
9911 Belward	$24,000,000	4.1%	$104,740,000	—	$128,740,000	BMARK 2025-V18	Trimont	Torchlight
CFS Industrial HQ	$22,800,000	3.9%	$30,000,000	—	$52,800,000	BMARK 2025-V19	Midland	Midland
1700 Pavilion	$20,000,000	3.4%	$55,000,000	—	$75,000,000	BMARK 2025-V15	Trimont	Rialto
Central Arts Plaza	$7,000,000	1.2%	$56,000,000	—	$63,000,000	BBCMS 2025-5C38	Trimont	Rialto

(1)	Each of the mortgage loans included in the issuing entity that is secured by a mortgaged property or portfolio of mortgaged properties identified in the table above, together with the related companion loan(s) (none of which is included in the issuing entity), is referred to in this Term Sheet as a “whole loan”. See “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.
(2)	Each whole loan will be serviced under the related Controlling PSA and, in the event the Controlling Note is included in the related securitization transaction, the controlling class representative (or an equivalent entity) under such Controlling PSA will generally be entitled to exercise the rights of the controlling note holder for the subject whole loan. See, however, the chart entitled “Whole Loan Controlling Notes and Non-Controlling Notes” below and “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus for information regarding the party that will be entitled to exercise such rights in the event the Controlling Note is held or deemed to be held by a third party or included in a separate securitization transaction.
(3)	In the above table, “Midland” refers to Midland Loan Services, a Division of PNC Bank, National Association, “Trimont” refers to Trimont LLC, “Rialto” refers to Rialto Capital Partners, LLC, “CWCapital” refers to CWCapital Asset Management LLC, and “Torchlight” refers to Torchlight Loan Services LLC.

Mortgage Loans with Existing Mezzanine Debt or Subordinate Debt(1)

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Aggregate Pari Passu Companion Loan Cut-off Date Balance	Aggregate Mezzanine Debt Cut-off Date Balance	Aggregate Subordinate Companion Loan Cut-off Date Balance	Cut-off Date Total Debt Balance(2)	Wtd. Avg Cut-off Date Total Debt Interest Rate(2)	Cut-off Date Mortgage Loan LTV(3)	Cut-off Date Total Debt LTV(2)	Cut-off Date Mortgage Loan UW NCF DSCR(3)	Cut-off Date Total Debt UW NCF DSCR(2)	Cut-off Date Mortgage Loan UW NOI Debt Yield(3)	Cut-off Date Total Debt UW NOI Debt Yield(2)
Hilton Wilmington / Christiana	$35,000,000	—	$6,000,000	—	$41,000,000	7.74573170731707%	61.1%	71.6%	1.80x	1.36x	14.3%	12.2%

(1)	See footnotes to table entitled “Mortgage Pool Characteristics” above.
(2)	All “Total Debt” calculations set forth in the table above include any related pari passu companion loan(s), any related subordinate companion loan(s) and any related mezzanine debt.
(3)	“Cut-off Date Mortgage Loan LTV”, “Cut-off Date Mortgage Loan UW NCF DSCR” and “Cut-off Date Mortgage Loan UW NOI Debt Yield” calculations include any related pari passu companion loan(s) and exclude any related subordinate companion loan(s) and related mezzanine debt.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

11

COLLATERAL OVERVIEW (continued)

Whole Loan Controlling Notes and Non-Controlling Notes(1)(2)

Mortgaged Property Name	Servicing of Whole Loan	Note Detail	Controlling Note	Current Holder of Unsecuritized Note(3)(4)(5)	Current or Anticipated Holder of Securitized Note(4)	Aggregate Cut-off Date Balance
Amazon LAX	Serviced	Note A-1	Yes	—	Benchmark 2025-V19	$58,500,000
		Note A-2	No	GSBI	—	$20,000,000
		Note A-3	No	GSBI	—	$31,500,000
		Note A-4	No	GSBI	—	$6,266,961

Etude Self Storage Portfolio	Serviced	Note A-1	Yes	—	Benchmark 2025-V19	$58,500,000
		Note A-2	No	GSBI	—	$28,200,000

Fairfield Inn by Marriott Central Park	Serviced	Note A-1	Yes	—	Benchmark 2025-V19	$58,500,000
		Note A-2	No	CREFI	—	$7,000,000

Empire Mall	Outside Serviced	Note A-1	Yes	—	WFCM 2025-5C7	$40,000,000
		Note A-2	No	—	WFCM 2025-5C7	$20,000,000
		Note A-3	No	WFBNA	—	$20,000,000
		Note A-4	No	—	Benchmark 2025-V19	$40,000,000

9911 Belward	Outside Serviced	Note A-1	Yes	—	Benchmark 2025-V18	$55,000,000
		Note A-2	No	—	Benchmark 2025-V19	$16,500,000
		Note A-3	No	GACC	—	$17,240,000
		Note A-4	No		Benchmark 2025-V18	$25,000,000
		Note A-5	No	—	Benchmark 2025-V19	$7,500,000
		Note A-6	No	BCREI	—	$7,500,000

CFS Industrial HQ	Serviced	Note A-1	Yes	—	Benchmark 2025-V19	$22,800,000
		Note A-2	No	—	Benchmark 2025-V18	$10,000,000
		Note A-3	No	—	WFCM 2025-5C7	$20,000,000

1700 Pavilion	Outside Serviced	Note A-1	Yes	—	Benchmark 2025-V15	$25,000,000
		Note A-2	No	—	Benchmark 2025-V19	$20,000,000
		Note A-3	No	—	Benchmark 2025-V15	$20,000,000
		Note A-4	No	—	Benchmark 2025-V15	$10,000,000

Central Arts Plaza	Outside Serviced	Note A-1	Yes	—	BBCMS 2025-5C38	$33,000,000
		Note A-2	No	—	WFCM 2025-5C7	$23,000,000
		Note A-3	No	—	Benchmark 2025-V19	$7,000,000
(1)	The holder(s) of one or more specified controlling notes (collectively, the “Controlling Note”) will be the “controlling note holder(s)” (collectively, the “Controlling Note Holder”) entitled (directly or through a representative) to (a) approve or, in some cases, direct material servicing decisions involving the related whole loan (while the remaining such holder(s) generally are only entitled to non-binding consultation rights in such regard), and (b) in some cases, replace the applicable special servicer with respect to such whole loan with or without cause. See “Description of the Mortgage Pool—The Whole Loans,” “The Pooling and Servicing Agreement—Directing Holder” and “—Servicing of the Outside Serviced Mortgage Loans” in the Preliminary Prospectus.
(2)	The holder(s) of the note(s) other than the Controlling Note (each, a “Non-Controlling Note”) will be the “non-controlling note holder(s)” generally entitled (directly or through a representative) to certain non-binding consultation rights with respect to any decisions as to which the holder of the Controlling Note has consent rights involving the related whole loan, subject to certain exceptions, including that in certain cases where the related Controlling Note is a B-note, C-note or other subordinate note, such consultation rights will not be afforded to the holder(s) of the Non-Controlling Notes until after a control trigger event has occurred with respect to either such Controlling Note(s) or certain certificates backed thereby, in each case as set forth in the related co-lender agreement. See “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.
(3)	Unless otherwise specified, with respect to each whole loan, any related unsecuritized Controlling Note and/or Non-Controlling Note may be further split, modified, combined and/or reissued (prior to its inclusion in a securitization transaction) as one or multiple Controlling Notes or Non-Controlling Notes, as the case may be, subject to the terms of the related co-lender agreement (including that the aggregate principal balance, weighted average interest rate and certain other material terms cannot be changed). In connection with the foregoing, any such split, modified, combined or re-issued Controlling Note or Non-Controlling Note, as the case may be, may be transferred to one or multiple parties (not identified in the table above) prior to its inclusion in a future commercial mortgage securitization transaction.
(4)	Unless otherwise specified, with respect to each whole loan, each related unsecuritized pari passu companion loan (whether controlling or non-controlling) is expected to be contributed to one or more future commercial mortgage securitization transactions. Under the column “Current or Anticipated Holder of Securitized Note”, (i) the identification of a securitization trust means we have identified an outside securitization (a) that has closed or (b) as to which a preliminary prospectus or final prospectus has been filed with the SEC or (c) as to which a preliminary offering circular or final offering circular has been printed, that, in each such case, has included or is expected to include the subject Controlling Note or Non-Controlling Note, as the case may be, (ii) “Not Identified” means the subject Controlling Note or Non-Controlling Note, as the case may be, has not been securitized and no preliminary prospectus or final prospectus has been filed with the SEC nor has any preliminary offering circular or final offering circular been printed that identifies any future outside securitization that is expected to include the subject Controlling Note or Non-Controlling Note, and (iii) “Not Applicable” means the subject Controlling Note or Non-Controlling Note is not intended to be contributed to a future commercial mortgage securitization transaction. In the case of an outside securitization that has not closed, there is no assurance that such securitization will close. Under the column “Current Holder of Unsecuritized Note”, “—” means the subject Controlling Note or Non-Controlling Note is not an unsecuritized note and is currently held (or is expected to be held) by the securitization trust referenced under the “Current or Anticipated Holder of Securitized Note” column.
(5)	Entity names have been abbreviated for presentation.

“BCREI” means Barclays Capital Real Estate Inc.

“CREFI” means Citi Real Estate Funding Inc.

“GACC” means German American Capital Corporation.

“GSBI” means Goldman Sachs Bank USA.

“WFBNA” means Wells Fargo Bank, National Association.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

12

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
Empire Mall	GACC	Sioux Falls	South Dakota	Retail	$40,000,000	6.8%	CGCMT 2016-P3, CFCRE 2016-C3 and WFCM 2015-P2
Hilton Wilmington / Christiana	Barclays	Newark	Delaware	Hospitality	$35,000,000	5.9%	WFCM 2016-C32
9911 Belward	GACC, Barclays	Rockville	Maryland	Office	$24,000,000	4.1%	COMM 2015-LC19
The Park at Venosa	GACC	Orlando	Florida	Multifamily	$21,000,000	3.6%	FREMF 2019-K1510
Sunset Country	GACC	Pueblo	Colorado	Manufactured Housing	$10,934,518	1.9%	WFCM 2018-C45
Mountain Shadows Plaza	GACC	Rohnert Park	California	Retail	$10,500,000	1.8%	CGCMT 2016-P5
Oasis	GACC	Pueblo	Colorado	Manufactured Housing	$9,553,995	1.6%	WFCM 2018-C45
HIE Charlotte Arrowood	CREFI	Charlotte	North Carolina	Hospitality	$7,250,000	1.2%	WFCM 2017-C38

(1)	The table above includes mortgage loans secured by mortgaged properties for which the most recent prior financing of all or a significant portion of such mortgaged properties was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

13

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)(3)	Wtd. Avg. Cut-off Date LTV Ratio(2)(3)	Wtd. Avg. Debt Yield on Underwritten NOI(2)(3)
Retail	7	$126,765,000	21.5%	1.86x	62.3%	12.9%
Anchored	6	86,765,000	14.7	1.68x	63.6%	11.2%
Super Regional Mall	1	40,000,000	6.8	2.24x	59.4%	16.5%
Hospitality	4	$110,250,000	18.7%	1.79x	60.0%	13.8%
Select Service	1	$58,500,000	9.9	1.54x	59.5%	12.3%
Full Service	1	$35,000,000	5.9	1.80x	61.1%	14.3%
Limited Service	2	16,750,000	2.8	2.62x	59.3%	17.8%
Self Storage	15	$97,620,000	16.6%	1.43x	62.4%	8.9%
Multifamily	11	$94,050,000	16.0%	1.37x	69.4%	8.7%
Mid Rise	8	47,550,000	8.1	1.35x	67.9%	8.5%
Garden	3	46,500,000	7.9	1.40x	71.0%	9.0%
Industrial	2	$81,300,000	13.8%	1.77x	58.5%	10.6%
Warehouse/Distribution	1	$58,500,000	9.9	1.85x	53.8%	10.4%
Manufacturing	1	$22,800,000	3.9	1.57x	70.5%	11.1%
Office	3	$51,000,000	8.7%	2.44x	52.4%	14.5%
Lab/R&D	1	24,000,000	4.1	3.41x	40.6%	17.3%
CBD	1	20,000,000	3.4	1.51x	61.5%	11.4%
Suburban	1	7,000,000	1.2	1.74x	66.7%	13.4%
Manufactured Housing	6	$27,714,194	4.7%	1.37x	61.6%	9.0%
Total	48	$588,699,194	100.0%	1.71x	61.6%	11.4%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(3)	See footnotes to the table entitled “Mortgage Pool Characteristics” above.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

14

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)(3)	% of Total Underwritten NOI
California	5	$131,410,000	22.3%	$333,890,000	19.3%	$19,532,022	15.7%
New York	10	$107,600,000	18.3%	$185,450,000	10.7%	$12,406,285	9.9%
South Dakota	1	$40,000,000	6.8%	$202,000,000	11.7%	$19,837,440	15.9%
Delaware	1	$35,000,000	5.9%	$57,300,000	3.3%	$5,010,838	4.0%
Florida	3	$34,528,547	5.9%	$58,850,000	3.4%	$3,754,746	3.0%
Arkansas	5	$32,359,862	5.5%	$55,120,000	3.2%	$3,406,584	2.7%
Arizona	2	$26,865,000	4.6%	$126,650,000	7.3%	$10,615,855	8.5%
Maryland	1	$24,000,000	4.1%	$317,000,000	18.3%	$22,282,319	17.9%
Illinois	2	$23,040,000	3.9%	$34,700,000	2.0%	$2,631,628	2.1%
Massachusetts	1	$22,800,000	3.9%	$74,900,000	4.3%	$5,862,696	4.7%
New Jersey	4	$22,266,436	3.8%	$48,300,000	2.8%	$2,797,421	2.2%
Colorado	3	$21,914,194	3.7%	$33,970,000	2.0%	$1,953,112	1.6%
Nevada	1	$20,000,000	3.4%	$121,900,000	7.0%	$8,563,845	6.9%
Texas	2	$16,000,000	2.7%	$28,500,000	1.6%	$2,446,543	2.0%
Pennsylvania	2	$13,243,183	2.2%	$25,000,000	1.4%	$1,354,328	1.1%
North Carolina	1	$7,250,000	1.2%	$10,400,000	0.6%	$1,176,697	0.9%
South Carolina	3	$5,800,000	1.0%	$8,700,000	0.5%	$533,883	0.4%
Washington	1	$4,621,972	0.8%	$10,000,000	0.6%	$574,013	0.5%
Total	48	$588,699,194	100.0%	$1,732,630,000	100.0%	$124,740,253	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).
(3)	For multi-property loans that do not have underwritten cash flow information reported on a property level basis, Underwritten NOI is allocated based on each respective property’s allocated loan amount.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

15

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
5,100,000 - 9,999,999	11	$77,120,000	13.1%
10,000,000 - 19,999,999	4	66,705,000	11.3
20,000,000 - 29,999,999	7	162,564,194	27.6
30,000,000 - 39,999,999	2	66,810,000	11.3
40,000,000 - 49,999,999	1	40,000,000	6.8
50,000,000 - 58,500,000	3	175,500,000	29.8
Total	28	$588,699,194	100.0%

Distribution of UW NCF DSCRs(1)
Range of UW NCF DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.25 - 1.49	11	$178,284,194	30.3%
1.50 - 1.99	14	336,915,000	57.2
2.00 - 2.49	1	40,000,000	6.8
2.50 - 3.41	2	33,500,000	5.7
Total	28	$588,699,194	100.0%
(1)	See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	28	$588,699,194	100.0%
Total	28	$588,699,194	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity date or have an anticipated repayment date, as applicable.

Distribution of Lockbox Types
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	13	$351,565,000	59.7%
Springing	10	177,814,194	30.2
Soft	2	40,000,000	6.8
None	2	14,220,000	2.4
Hard (Commercial); Soft (Residential)	1	5,100,000	0.9
Total	28	$588,699,194	100.0%

Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV Ratios (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
40.6 - 49.9	1	$24,000,000	4.1%
50.0 - 59.9	7	208,350,000	35.4
60.0 - 69.9	15	259,699,194	44.1
70.0 - 73.2	5	96,650,000	16.4
Total	28	$588,699,194	100.0%
(1)	See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date/ARD LTV Ratios(1)
Range of Maturity Date/ARD LTV Ratios (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
40.6 - 49.9	1	$24,000,000	4.1%
50.0 - 59.9	7	208,350,000	35.4
60.0 - 69.9	15	259,699,194	44.1
70.0 - 73.2	5	96,650,000	16.4
Total	28	$588,699,194	100.0%
(1)	See footnotes (1), (3), and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	16	$305,534,194	51.9%
Acquisition	10	271,665,000	46.1
Recapitalization	2	11,500,000	2.0
Total	28	$588,699,194	100.0%

Distribution of Mortgage Rates
Range of Mortgage Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
5.000 - 5.9999	8	$181,110,000	30.8%
6.000 - 6.4999	11	189,199,194	32.1
6.500 - 6.9999	6	132,640,000	22.5
7.000 - 7.4700	3	85,750,000	14.6
Total	28	$588,699,194	100.0%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

16

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
8.0 - 8.9	6	$138,964,194	23.6%
9.0 - 9.9	7	80,420,000	13.7
10.0 - 10.9	3	76,250,000	13.0
11.0 - 11.9	4	94,475,000	16.0
12.0 - 12.9	2	75,840,000	12.9
13.0 - 13.9	1	7,000,000	1.2
14.0 - 19.1	5	115,750,000	19.7
Total	28	$588,699,194	100.0%
(1)	See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
8.0 - 8.9	6	$138,964,194	23.6%
9.0 - 9.9	8	90,920,000	15.4
10.0 - 10.9	6	160,225,000	27.2
11.0 - 11.9	3	82,840,000	14.1
12.0 - 12.9	1	35,000,000	5.9
13.0 - 17.3	4	80,750,000	13.7
Total	28	$588,699,194	100.0%
(1)	See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Terms to Maturity/ARD(1)
Original Term to Maturity/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	28	$588,699,194	100.0%
Total	28	$588,699,194	100.0%
(1) See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Remaining Terms to Maturity/ARD(1)
Range of Remaining Terms to Maturity/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
54 - 58	5	$127,800,000	21.7%
59 - 60	23	460,899,194	78.3
Total	28	$588,699,194	100.0%
(1)	See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	28	$588,699,194	100.0%
Total	28	$588,699,194	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity or have an anticipated repayment date, as applicable.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	28	$588,699,194	100.0%
Total	28	$588,699,194	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity or have an anticipated repayment date, as applicable.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	21	$439,465,000	74.7%
Yield Maintenance	6	128,234,194	21.8
Yield Maintenance or Defeasance	1	21,000,000	3.6
Total	28	$588,699,194	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Real Estate Tax	25	$466,199,194	79.2%
Replacement Reserves(1)	24	443,399,194	75.3%
Insurance	13	224,864,194	38.2%
TI/LC(2)	10	204,965,000	68.6%

(1)	Includes mortgage loans with FF&E reserves.
(2)	Percentage of the portion of the Initial Pool Balance secured by office, retail, industrial and mixed use properties or multifamily properties with commercial tenants.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

17

STRUCTURAL OVERVIEW

Allocation Between

Combined VRR Interest

and Non-Vertically

Retained

Certificates	The aggregate amount available for distribution to holders of the Non-Vertically Retained Certificates and the Combined VRR Interest on each distribution date (i) will be the gross amount of interest, principal, yield maintenance charges and prepayment premiums collected with respect to the mortgage loans in the applicable one-month collection period, net of specified expenses of the issuing entity, including fees payable therefrom to, and losses, liabilities, advances (with interest thereon), costs and expenses reimbursable or indemnifiable therefrom to, the master servicer, the special servicer, the certificate administrator, the trustee, the operating advisor, the asset representations reviewer and CREFC®, and (ii) will be allocated to amounts available for distribution to the holders of the Combined VRR Interest, on the one hand, and amounts available for distribution to the holders of the Non-Vertically Retained Certificates (exclusive of the Class R certificates), on the other hand. On each distribution date, the portion of such aggregate available funds allocable to: (a) the Combined VRR Interest will be the product of such aggregate available funds multiplied by the Vertically Retained Percentage; and (b) the Non-Vertically Retained Certificates (exclusive of the Class R certificates) will at all times be the product of such aggregate available funds multiplied by the Non-Vertically Retained Percentage. See “Credit Risk Retention” and “Description of the Certificates” in the Preliminary Prospectus.

The “Vertically Retained Percentage” is a fraction, expressed as a percentage, the numerator of which is the initial principal balance of the Combined VRR Interest, and the denominator of which is the sum of (x) the aggregate initial certificate balance of all classes of Non-Vertically Retained Principal Balance Certificates and (y) the initial principal balance of the Combined VRR Interest.

The “Non-Vertically Retained Percentage” is the difference between 100% and the Vertically Retained Percentage.

Distributions	On each Distribution Date, funds available for distribution to holders of the Non-Vertically Retained Certificates (exclusive of any portion thereof that represents the Non-Vertically Retained Percentage of (i) any yield maintenance charges and prepayment premiums collected on the mortgage loans and/or (ii) any excess interest accrued after the related anticipated repayment date on any mortgage loan with an anticipated repayment date) (“Non-Vertically Retained Available Funds”) will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):
1.	Class A-2, Class A-3, Class X-A, Class X-B and Class X-D certificates: to interest on the Class A-2, Class A-3, Class X-A, Class X-B and Class X-D certificates, up to, and pro rata in accordance with, their respective interest entitlements.
2.	Class A-2 and Class A-3 certificates: to the extent of Non-Vertically Retained Available Funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-2 certificates until their certificate balance is reduced to zero, then (ii) to principal on the Class A-3 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-2 certificates in clause (i) above. However, if the certificate balances of each and every class of the Class A-S, Class B, Class C, Class D, Class E-RR, Class F-RR and Class G-RR certificates have been reduced to zero as a result of the allocation of mortgage loan losses and other unanticipated expenses to those certificates, then Non-Vertically Retained Available Funds allocable to principal will be distributed to the Class A-2 and Class A-3 certificates, pro rata, based on their respective certificate balances.
3.	Class A-2 and Class A-3 certificates: to reimburse the Class A-2 and Class A-3 certificates, pro rata, for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balances of those classes, together with interest at their respective pass-through rates.
4.	Class A-S certificates: (i) first, to interest on the Class A-S certificates in the amount of their interest entitlement; (ii) next, to the extent of Non-Vertically Retained Available Funds allocable to principal remaining after distributions in respect of principal to each class of Non-Vertically Retained Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-2 and Class A-3 certificates), to principal on the Class A-S certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class A-S certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.
5.	Class B certificates: (i) first, to interest on the Class B certificates in the amount of their interest entitlement; (ii) next, to the extent of Non-Vertically Retained Available Funds allocable to principal remaining after distributions in respect of principal to each class of Non-Vertically Retained Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-2, Class A-3 and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse Class B certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.
6.	Class C certificates: (i) first, to interest on the Class C certificates in the amount of their interest entitlement; (ii) next, to the extent of Non-Vertically Retained Available Funds allocable to principal remaining after distributions in respect of principal to each class of Non-Vertically Retained Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-2, Class A-3, Class A-S and Class B certificates), to principal on the Class C certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class C certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

18

STRUCTURAL OVERVIEW (continued)
7.	After the Class A-2, Class A-3, Class X-A, Class X-B, Class X-D, Class A-S, Class B and Class C certificates are paid all amounts to which they are entitled on such Distribution Date, the remaining Non-Vertically Retained Available Funds will be used to pay interest and principal and to reimburse (with interest at the related pass-through rate) any unreimbursed losses to (i) the Class D certificates, (ii) the Class XERR, Class XFRR, Class XGRR, and Class E-RR certificates (which are, as among such classes, pro rata as to payments of interest based on interest entitlements prior to payments of principal and loss reimbursements to the Class E-RR certificates), (iii) the Class F-RR certificates and (iv) the Class G-RR certificates, sequentially in that order and with respect to each such class or group of classes in a manner analogous to the Class C certificates pursuant to clause 6 above.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

19

STRUCTURAL OVERVIEW (continued)
Realized Losses	The certificate balances of the respective classes of Non-Vertically Retained Principal Balance Certificates will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to the related class on such Distribution Date. On each Distribution Date, the Non-Vertically Retained Percentage of any such losses will be applied to the respective classes of Non-Vertically Retained Principal Balance Certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class G-RR certificates; second, to the Class F-RR certificates; third, to the Class E-RR certificates; fourth, to the Class D certificates; fifth, to the Class C certificates; sixth, to the Class B certificates; seventh, to the Class A-S certificates; and, finally pro rata, to the Class A-2 and Class A-3 certificates, based on their then current respective certificate balances. The notional amount of each class of Class X Certificates will be reduced to reflect reductions in the certificate balance(s) of the class (or classes, as applicable) of Corresponding Principal Balance Certificates as a result of allocations of losses realized on the mortgage loans to such class(es) of Non-Vertically Retained Principal Balance Certificates.

Prepayment Premiums

and Yield Maintenance

Charges	On each Distribution Date, until the notional amounts of the Class X-A, Class X-B and Class X-D certificates and the certificate balances of the Class A-2, Class A-3, Class A-S, Class B, Class C and Class D certificates have been reduced to zero, the Non-Vertically Retained Percentage of each yield maintenance charge collected on the mortgage loans during the related one-month collection period (or, in the case of an outside serviced mortgage loan, that accompanied a principal prepayment included in the Aggregate Available Funds (as defined in the Preliminary Prospectus) for such Distribution Date) is required to be distributed to holders of the Non-Vertically Retained Regular Certificates (excluding holders of the Class XERR, Class XFRR, Class XGRR, Class E-RR, Class F-RR, and Class G-RR certificates) as follows: (a) first the Non-Vertically Retained Percentage of such yield maintenance charge will be allocated between (i) the group (the “YM Group A”) comprised of the Class A-2, Class A-3 and Class X-A certificates, (ii) the group (the “YM Group A-S/B/C”) comprised of the Class X-B, Class A-S, Class B, and Class C certificates, and (iii) the group (the “YM Group D” and, collectively with the YM Group A and the YM Group A-S/B/C, the “YM Groups”) comprised of the Class D and Class X-D certificates, pro rata based upon the aggregate amount of principal distributed to the class or classes of Non-Vertically Retained Principal Balance Certificates in each YM Group on such Distribution Date, and (b) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of Non-Vertically Retained Regular Certificates in such YM Group, in the following manner: (i) each class of Non-Vertically Retained Principal Balance Certificates in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (X) a fraction whose numerator is the amount of principal distributed to the subject class of Non-Vertically Retained Principal Balance Certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the Non-Vertically Retained Principal Balance Certificates in that YM Group on such Distribution Date, (Y) except in the case of any YM Group comprised solely of a single class of Non-Vertically Retained Principal Balance Certificates (for which the value of this clause (Y) is one (1)), the Base Interest Fraction (as defined in the Preliminary Prospectus) for the related principal prepayment and the subject class of Non-Vertically Retained Principal Balance Certificates, and (Z) the portion of such yield maintenance charge allocated to such YM Group, and (ii) the portion of such yield maintenance charge allocated to such YM Group and remaining after such distributions with respect to the Non-Vertically Retained Principal Balance Certificates in such YM Group will be distributed to the class of Class X Certificates, if any, in such YM Group. If there is more than one class of Non-Vertically Retained Principal Balance Certificates in any YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes, the portion of such yield maintenance charges allocated to such YM Group will be allocated among all such classes of Non-Vertically Retained Principal Balance Certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the prior sentence of this paragraph.

If a prepayment premium (calculated as a percentage of the amount prepaid) is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

After the notional amounts of the Class X-A, Class X-B and Class X-D certificates and the certificate balances of the Class A-2, Class A-3, Class A-S, Class B, Class C and Class D certificates have been reduced to zero, the Non-Vertically Retained Percentage of all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be allocated to the holders of the Class E-RR, Class F-RR and Class G-RR certificates as provided in the Benchmark 2025-V19 pooling and servicing agreement. No yield maintenance charges or prepayment premiums will be distributed to the holders of the Class XERR, Class XFRR, Class XGRR and Class R certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Preliminary Prospectus. See also “Certain Legal Aspects of the Mortgage Loans—Default Interest and Limitations on Prepayments” in the Preliminary Prospectus.

Advances	The master servicer and, if it fails to do so, the back-up advancing agent (which will initially be the certificate administrator), will be obligated to make P&I advances with respect to each mortgage loan in the issuing entity and, with respect to all of the mortgage loans serviced under the Benchmark 2025-V19 pooling and servicing agreement, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of servicing advances, any other related companion loans as described below. P&I advances are subject to reduction in connection with any appraisal reductions that may occur. The special servicer will have no obligation to make any advances, provided that, in an urgent or emergency situation requiring the making of a property protection advance,

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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the special servicer may, in its sole discretion, make a property protection advance and will be entitled to reimbursement from the master servicer for such advance. The master servicer, the special servicer and the back-up advancing agent will each be entitled to receive interest on advances they make at the prime rate (and, solely with respect to the master servicer, subject to a floor rate of 2.0% per annum), compounded annually.

Serviced Mortgage

Loans/Outside Serviced	Mortgage Loans One or more whole loans may each constitute an “outside serviced whole loan”, in which case (as identified under “Collateral Overview—Whole Loan Summary” above), the Benchmark 2025-V19 pooling and servicing agreement is not the Controlling PSA, and each related mortgage loan constitutes an “outside serviced mortgage loan,” each related companion loan constitutes an “outside serviced companion loan,” and each related Controlling PSA constitutes an “outside servicing agreement.”

One or more whole loans may be identified in the Preliminary Prospectus as a “servicing shift whole loan”, in which case the related mortgage loan constitutes a “servicing shift mortgage loan” and each related companion loan constitutes a “servicing shift companion loan”. Any servicing shift whole loan will initially be serviced pursuant to the Benchmark 2025-V19 pooling and servicing agreement during which time such mortgage loan, such whole loan and each related companion loan will be a serviced mortgage loan, a serviced whole loan and a serviced companion loan (each as defined below), respectively. However, upon the inclusion of the related controlling pari passu companion loan in a future securitization transaction, the servicing of such mortgage loan will shift to the servicing agreement governing such securitization transaction, and such mortgage loan, such whole loan and each related companion loan will be an outside serviced mortgage loan, an outside serviced whole loan and an outside serviced companion loan, respectively.

All of the mortgage loans transferred to the issuing entity (other than any outside serviced mortgage loan) are sometimes referred to in this Term Sheet as the “serviced mortgage loans” and, together with any related companion loans, as the “serviced loans” (which signifies that they are being serviced by the master servicer and the special servicer under the Benchmark 2025-V19 pooling and servicing agreement); each related whole loan constitutes a “serviced whole loan”; and each related companion loan constitutes a “serviced companion loan.” See “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

Appraisal Reduction

Amounts	An Appraisal Reduction Amount generally will be created with respect to a required appraisal loan (which is a serviced loan as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property (subject to certain downward adjustments permitted under the Benchmark 2025-V19 pooling and servicing agreement) plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan; provided that, if so provided in the related co-lender agreement, the holder of a subordinate companion loan may be permitted to post cash or a letter of credit to offset some or all of an Appraisal Reduction Amount. In the case of an outside serviced mortgage loan, any Appraisal Reduction Amounts will be calculated pursuant to, and by a party to, the related outside servicing agreement. In general, any Appraisal Reduction Amount calculated with respect to a whole loan will be allocated first, to any related subordinate companion loan(s) (up to the outstanding principal balance(s) thereof), and then, to the related mortgage loan and any related pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. As a result of an Appraisal Reduction Amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which (to the extent of the Non-Vertically Retained Percentage of the reduction in such P&I advance) will have the effect of reducing the amount of interest available to the most subordinate class(es) of Non-Vertically Retained Regular Certificates then outstanding (i.e., first, to the Class G-RR certificates, then, to the Class F-RR certificates, then, pro rata based on interest entitlements, to the Class XERR, Class XFRR, Class XGRR, and Class E-RR certificates, then, to the Class D certificates, then, to the Class C certificates, then, to the Class B certificates, then, to the Class A-S certificates, and then, pro rata based on interest entitlements, to the Class A-2, Class A-3, Class X-A, Class X-B and Class X-D certificates). In general, a serviced loan will cease to be a required appraisal loan, and no longer be subject to an Appraisal Reduction Amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such serviced loan to be a required appraisal loan.

For purposes of determining the identity of the Controlling Class and the existence of a Control Termination Event or an Operating Advisor Consultation Trigger Event, as well as the allocation and/or exercise of voting rights for certain purposes, the Non-Vertically Retained Percentage of any Appraisal Reduction Amounts in respect of or allocated to the mortgage loans will be allocated to notionally reduce the certificate balances of the Non-Vertically Retained Principal Balance Certificates as follows: first, to the Class G-RR, Class F-RR, Class E-RR, Class D, Class C, Class B and Class A-S certificates, in that order, in each case until the related certificate balance is notionally reduced to zero; and then to the Class A-2 and Class A-3, certificates, pro rata based on certificate balance.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Cumulative Appraisal

Reduction Amounts	A “Cumulative Appraisal Reduction Amount”, as of any date of determination, is equal to the sum of (i) all Appraisal Reduction Amounts then in effect, and (ii) with respect to any AB Modified Loans, any Collateral Deficiency Amounts then in effect.

“Collateral Deficiency Amount” means, with respect to any AB Modified Loan as of any date of determination, the excess of (i) the stated principal balance of such AB Modified Loan (taking into account the related junior note(s) included therein), over (ii) the sum of (in the case of a whole loan, solely to the extent allocable to the subject mortgage loan) (x) the most recent appraised value for the related mortgaged property or mortgaged properties, plus (y) solely to the extent not reflected or taken into account in such appraised value and to the extent on deposit with, or otherwise under the control of, the lender as of the date of such determination, any capital or additional collateral contributed by the related borrower at the time the mortgage loan, became (and as part of the modification related to) such AB Modified Loan for the benefit of the related mortgaged property or mortgaged properties (provided, that in the case of an outside serviced mortgage loan, the amounts set forth in this clause (y) will be taken into account solely to the extent relevant information is received), plus (z) any other escrows or reserves (in addition to any amounts set forth in the immediately preceding clause (y)) held by the lender in respect of such AB Modified Loan as of the date of such determination. For purposes of determining the identity of the Controlling Class and the existence of a Control Termination Event or an Operating Advisor Consultation Trigger Event, the Non-Vertically Retained Percentage of any Collateral Deficiency Amounts will be allocable to the respective classes of Control Eligible Certificates (as defined below) (or for purposes of determining an Operating Advisor Consultation Trigger Event, the HRR Certificates), in reverse alphabetical order of class designation, in a manner similar to the allocation of Appraisal Reduction Amounts to such classes.

“AB Modified Loan” means any mortgage loan (1) that became a corrected loan (which includes for purposes of this definition any outside serviced mortgage loan that became a “corrected” mortgage loan (or any term substantially similar thereto) pursuant to the related outside servicing agreement) due to a modification thereto that resulted in the creation of an A/B note structure (or similar structure) and as to which the new junior note(s) did not previously exist or the principal amount of the new junior note(s) was previously part of either an A note held by the trust or the original unmodified mortgage loan and (2) as to which an Appraisal Reduction Amount is not in effect.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) with respect to a serviced loan are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.
Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option”. Instead, defaulted mortgage loans will be sold in a process similar to the sale process for REO property. With respect to an outside serviced whole loan, the party acting as special servicer with respect to such outside serviced whole loan pursuant to the related outside servicing agreement (the “outside special servicer”) may offer to sell to any person (or may offer to purchase) for cash such outside serviced whole loan in accordance with the terms of the related outside servicing agreement during such time as such outside serviced whole loan constitutes a defaulted mortgage loan qualifying for sale thereunder and, in connection with any such sale, the related outside special servicer is required to sell both the applicable outside serviced mortgage loan and the related outside serviced pari passu companion loan(s) and, if so provided in the related co-lender agreement or the Controlling PSA, any related subordinate companion loan(s), together as one defaulted loan.
Directing Holder	The “Directing Holder” with respect to any mortgage loan or whole loan serviced under the Benchmark 2025-V19 pooling and servicing agreement will be:
●	except (i) with respect to an excluded mortgage loan, (ii) with respect to a serviced whole loan as to which the Controlling Note is held outside the issuing entity (sometimes referred to in this Term Sheet as a “serviced outside controlled whole loan”), and (iii) during any period that a control termination event has occurred and is continuing, the Controlling Class Representative; and
●	with respect to any serviced outside controlled whole loan (which may include a servicing shift whole loan or a serviced whole loan with a controlling subordinate companion loan held outside the issuing entity), if and for so long as the applicable companion loan holder is entitled under the related co-lender agreement to exercise consent rights similar to those entitled to be exercised by the controlling class representative, the holder of the related controlling note (during any such period, the “outside controlling note holder”), provided, that with respect to any serviced whole loan, the rights of the Directing Holder will be subject to and may be limited by the terms and provisions of any related co-lender agreement.

The applicable directing holder (or equivalent party) with respect to any outside serviced mortgage loan will be, in general, (i) in the event the related Controlling Note is included in the subject outside securitization transaction, the controlling class representative (or equivalent entity) under the related outside servicing agreement, and (ii) in all other cases, the third party holder of the related Controlling Note or its representative (which may be a controlling class representative (or equivalent entity) under a separate securitization transaction to which such note has been transferred (if any)), as provided in the related co-lender agreement.

An “excluded mortgage loan” is a mortgage loan or whole loan with respect to which the Controlling Class Representative or the holder(s) of more than 50% of the Controlling Class (by certificate balance) is (or are) a Borrower Party (as defined in the Preliminary Prospectus).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Controlling Class

Representative	The “Controlling Class Representative” will be the controlling class certificateholder or other representative designated by at least a majority of the controlling class certificateholders by certificate balance. The “Controlling Class” is, as of any time of determination, the most subordinate class of the Control Eligible Certificates that has an outstanding certificate balance, as notionally reduced by any Cumulative Appraisal Reduction Amount allocable to such class, at least equal to 25% of the initial certificate balance of that class of certificates; provided, however, that (except under the circumstances set forth in the next proviso) if no such class meets the preceding requirement, then the most senior class of outstanding Control Eligible Certificates will be the Controlling Class; provided, further, however, that if, at any time, the aggregate outstanding certificate balance of the classes of Non-Vertically Retained Principal Balance Certificates senior to the Control Eligible Certificates has been reduced to zero (without regard to the allocation of any Cumulative Appraisal Reduction Amounts), then the “Controlling Class” will be the most subordinate class of Control Eligible Certificates with an outstanding certificate balance greater than zero (without regard to the allocation of any Cumulative Appraisal Reduction Amounts). The “Control Eligible Certificates” consist of the Class E-RR, Class F-RR and Class G-RR certificates. See “The Pooling and Servicing Agreement—Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative. No person may exercise any of the rights and powers of the Controlling Class Representative with respect to an excluded mortgage loan.

On the Closing Date, Eightfold Real Estate Capital Fund VI, L.P. and Eightfold Real Estate Capital Fund VII, L.P., each a Delaware limited partnership, or their respective affiliates, are expected to (i) purchase 49% and 51%, respectively, of each Class of the HRR Certificates, and (ii) Eightfold Real Estate Capital, L.P., as the investment manager for such entities, will appoint itself or an affiliate as the initial Controlling Class Representative. Any of Eightfold Real Estate Capital Fund VI, L.P., Eightfold Real Estate Capital Fund VII, L.P., and their respective affiliates, may purchase additional Certificates.

Control Termination

Event	A “Control Termination Event” will, with respect to any mortgage loan, either (a) occur when none of the classes of the Control Eligible Certificates has an outstanding certificate balance (as notionally reduced by any Cumulative Appraisal Reduction Amount then allocable to such class) that is at least equal to 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described below; provided, however, that a Control Termination Event will in no event exist at any time that the certificate balance of each class of the Non-Vertically Retained Principal Balance Certificates senior to the Control Eligible Certificates (without regard to the allocation of Cumulative Appraisal Reduction Amounts) has been reduced to zero. With respect to excluded mortgage loans as to which the Controlling Class Representative would otherwise be the Directing Holder, a Control Termination Event will be deemed to exist.

The holders of Certificates representing the majority of the certificate balance of the most senior class of Control Eligible Certificates whose certificate balance is notionally reduced to less than 25% of the initial certificate balance of that class as a result of an allocation of an Appraisal Reduction Amount or a Collateral Deficiency Amount, as applicable, to such class will have the right to challenge the Special Servicer’s Appraisal Reduction Amount determination or a Collateral Deficiency Amount determination, as applicable, and, at their sole expense, obtain a second appraisal for any serviced loan for which an Appraisal Reduction Event has occurred or as to which there exists a Collateral Deficiency Amount, under the circumstances described in the Preliminary Prospectus.

Consultation Termination

Event	A “Consultation Termination Event” will, with respect to any mortgage loan, either (a) occur when none of the classes of Control Eligible Certificates has an outstanding certificate balance, without regard to the allocation of any Cumulative Appraisal Reduction Amount, that is equal to or greater than 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described below; provided, however, that a Consultation Termination Event will in no event exist at any time that the certificate balance of each class of Non-Vertically Retained Principal Balance Certificates senior to the Control Eligible Certificates has been reduced to zero (without regard to the allocation of Cumulative Appraisal Reduction Amounts) has been reduced to zero. With respect to excluded mortgage loans as to which the Controlling Class Representative would otherwise be the Directing Holder, a Consultation Termination Event will be deemed to exist.

Control/Consultation

Rights	With respect to any serviced loan, the applicable Directing Holder, if any, will be entitled to have consent and/or consultation rights under the Benchmark 2025-V19 pooling and servicing agreement with respect to certain major decisions (including with respect to assumptions, waivers, certain loan modifications and workouts) and other matters with respect to such serviced loan.

After the occurrence and during the continuance of a Control Termination Event, the consent rights of the Controlling Class Representative with respect to the applicable serviced loans will terminate, and the Controlling Class Representative will retain non-binding consultation rights under the Benchmark 2025-V19 pooling and servicing agreement with respect to certain major decisions and other matters with respect to the serviced mortgage loans, other than (i) any excluded mortgage loan, and (ii) any serviced outside controlled whole loan.

After the occurrence and during the continuance of a Consultation Termination Event, all of these rights of the Controlling Class Representative with respect to the applicable serviced loans will terminate.

With respect to any serviced outside controlled whole loan (including any servicing shift whole loan for so long as it is serviced under the Benchmark 2025-V19 pooling and servicing agreement), the holder of the related Controlling Note or its representative (which holder or representative will not be the Controlling Class Representative) will instead be entitled to exercise the above-described consent and consultation rights, to the extent provided under the related co-lender agreement.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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With respect to each outside serviced whole loan, the applicable outside controlling class representative or other related controlling noteholder pursuant to, and subject to the limitations set forth in, the related outside servicing agreement and the related co-lender agreement will have consent, consultation, approval and direction rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding such outside serviced whole loan, as provided for in the related co-lender agreement and in the related outside servicing agreement. To the extent permitted under the related co-lender agreement, the Controlling Class Representative (so long as a Consultation Termination Event does not exist) may have certain consultation rights with respect to each outside serviced whole loan.

See “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

Risk Retention

Consultation Parties	The “risk retention consultation parties”, with respect to any serviced mortgage loan or, if applicable, serviced whole loan will be the respective parties selected by each of Citi Real Estate Funding Inc., Deutsche Bank AG, New York Branch and Goldman Sachs Mortgage Company. The risk retention consultation parties will each have certain non-binding consultation rights in certain circumstances, (i) for so long as no Consultation Termination Event is continuing, with respect to any specially serviced loan (other than any outside serviced mortgage loan), and (ii) during the continuance of a Consultation Termination Event, with respect to any mortgage loan (other than any outside serviced mortgage loan), as further described in the Preliminary Prospectus. Notwithstanding the foregoing, a risk retention consultation party will not have any consultation rights with respect to any mortgage loan that is an excluded RRCP mortgage loan with respect to such party. Citi Real Estate Funding Inc., Deutsche Bank AG, New York Branch and Goldman Sachs Mortgage Company, respectively, are expected to be appointed as the initial risk retention consultation parties.

With respect to any risk retention consultation party, an “excluded RRCP mortgage loan” is a mortgage loan or whole loan with respect to which such risk retention consultation party, or the person(s) entitled to appoint such risk retention consultation party, is a Borrower Party.

Termination of

Special Servicer	At any time, the special servicer (but not any outside special servicer for any outside serviced whole loan) may be removed and replaced by the applicable Directing Holder, if any, with or without cause upon satisfaction of certain conditions specified in the Benchmark 2025-V19 pooling and servicing agreement.

Except in the case of a serviced outside controlled whole loan, and solely if a Control Termination Event has occurred and is continuing, the special servicer under the Benchmark 2025-V19 pooling and servicing agreement may be terminated and replaced pursuant to a vote of applicable certificateholders, with or without cause, in accordance with the procedures described under “The Pooling and Servicing Agreement—Removal of the Special Servicer by Certificateholders Following a Control Termination Event” in the Preliminary Prospectus, upon the affirmative vote of (a) the holders of Certificates evidencing at least 66-2/3% of the voting rights allocable to the Certificates of those holders that voted on such matter (provided that holders representing the applicable Certificateholder Quorum vote on the matter) or (b) the holders of Non-Reduced Certificates entitled to vote on the matter evidencing more than 50% of the voting rights allocable to each class of such Non-Reduced Certificates.

At any time, the special servicer under the Benchmark 2025-V19 pooling and servicing agreement may be terminated and replaced with respect to all the serviced loans, if (i) the operating advisor (A) determines, in its sole discretion exercised in good faith, that the special servicer has failed to comply with the Servicing Standard and a replacement of the special servicer would be in the best interest of the holders of the Certificates and the Uncertificated VRR Interest owner (as a collective whole), and (B) recommends the replacement of the special servicer with respect to such serviced loans, and (ii) the holders of Certificates evidencing at least a majority of the aggregate outstanding principal balance of the Certificates of those holders that voted on the matter (provided that holders representing the applicable Certificateholder Quorum vote on the matter) affirmatively vote to remove the special servicer in such capacity in accordance with the procedures set forth under “The Pooling and Servicing Agreement—Removal of the Special Servicer by Certificateholders Based on the Recommendation of the Operating Advisor” in the Preliminary Prospectus.

“Non-Reduced Certificates” means each class of Principal Balance Certificates that has an outstanding certificate balance as may be notionally reduced by any Appraisal Reduction Amounts allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.

Notwithstanding the foregoing, but subject to the discussion in the next paragraph, solely with respect to a serviced outside controlled whole loan (including any servicing shift whole loan, for so long as it is serviced pursuant to the Benchmark 2025-V19 pooling and servicing agreement), only the holder of the related Controlling Note or its representative may terminate the special servicer without cause (solely with respect to the related whole loan) and appoint a replacement special servicer for that whole loan.

“Certificateholder Quorum” means a quorum that: (a) for purposes of a vote to terminate and replace the special servicer or the asset representations reviewer at the request of the holders of Certificates evidencing not less than 25% of the voting rights (without regard to the application of any Appraisal Reduction Amounts), consists of the holders of Certificates evidencing at least 50% of the voting rights (taking into account the allocation of any Appraisal Reduction Amounts to notionally reduce the certificate balances of the respective classes of Principal Balance Certificates) of all of the Certificates, on an aggregate basis; and (b) for purposes of a vote to terminate and replace the special servicer based on a recommendation of the operating advisor, consists of the holders or beneficial owners of Certificates evidencing at least

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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20% of the aggregate outstanding principal balance of all the Principal Balance Certificates, with such quorum including at least three Certificateholders or Certificate Owners that are not Risk Retention Affiliated with each other.

The related outside special servicer under each outside servicing agreement generally may be (or, if the applicable outside servicing agreement has not yet been executed, it is anticipated that such outside special servicer may be) replaced by the related outside controlling class representative (or an equivalent party), or the vote of the requisite holders of certificates issued, under the applicable outside servicing agreement (depending on whether or not the equivalent of a control termination event or a consultation termination event exists under that outside servicing agreement) or by any applicable other controlling noteholder under the related co-lender agreement in a manner generally similar to the manner in which the special servicer may be replaced under the Benchmark 2025-V19 pooling and servicing agreement as described above in this “Termination of Special Servicer” section (although there will be differences, in particular as regards certificateholder votes and the timing of when an outside special servicer may be terminated based on the recommendation of an operating advisor).

If the special servicer, to its knowledge, becomes a Borrower Party with respect to a mortgage loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan. Subject to certain limitations described in the Preliminary Prospectus, any applicable Directing Holder will be entitled to appoint a replacement special servicer for that mortgage loan. If there is no applicable Directing Holder or if the applicable Directing Holder does not take action to appoint a replacement special servicer within the requisite time period, a replacement special servicer will be appointed in the manner specified in the Benchmark 2025-V19 pooling and servicing agreement.

Voting Rights	At all times during the term of the Benchmark 2025-V19 pooling and servicing agreement, the voting rights for the Certificates will be allocated among the respective classes of holders thereof in the following percentages:
(1)	1% in the aggregate in the case of the respective classes of the Class X Certificates, allocated pro rata based upon their respective notional amounts as of the date of determination (for so long as the notional amount of at least one class of the Class X Certificates is greater than zero), and
(2)	in the case of any class of Principal Balance Certificates, a percentage equal to the product of 99% (or, if the notional amounts of all classes of the Class X Certificates have been reduced to zero, 100%) and a fraction, the numerator of which is equal to the certificate balance of such class of Principal Balance Certificates as of the date of determination, and the denominator of which is equal to the aggregate of the certificate balances of all classes of the Principal Balance Certificates, in each case, as of the date of determination, provided, that in certain circumstances described under “The Pooling and Servicing Agreement” in the Preliminary Prospectus, voting rights will only be exercisable by holders of the Non-Reduced Certificates and/or may otherwise be exercisable or allocated in a manner that takes into account the allocation of Appraisal Reduction Amounts.

The voting rights of any class of Certificates are required to be allocated among certificateholders of such class in proportion to their respective percentage interests.

The Class R certificates and the Uncertificated VRR Interest will not be entitled to any voting rights.

Servicing

Compensation	Modification Fees: Certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses, including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future). Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicer. Within any prior 12-month period, all such excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided, that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (including special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (including special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan, and any excess received with respect to a serviced loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

25

STRUCTURAL OVERVIEW (continued)

reimbursed out of penalty charges are subsequently recovered on a related serviced loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% or (b) with respect to any serviced mortgage loan (or related serviced whole loan, if applicable) or related REO Property, such lesser rate as would result in a liquidation fee of $1,000,000, for each serviced loan that is a specially serviced loan and any REO property, subject in any case to a minimum liquidation fee of $25,000. For any serviced loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than (i) default interest and (ii) any “excess interest” accrued after the related anticipated repayment date on any mortgage loan with an anticipated repayment date) on the related serviced loan (or related serviced whole loan, if applicable) from the date such serviced loan becomes a corrected loan through and including the then related maturity date, subject in any case to a minimum workout fee of $25,000.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced loan within three months of the maturity default, but the special servicer may collect from the related borrower and retain (x) a liquidation fee or workout fee, as applicable, and (y) such other fees as are provided for in the related loan documents.

In the case of an outside serviced whole loan, calculation of the foregoing amounts payable to the related outside servicer or outside special servicer may be different than as described above. For example, the extent to which modification fees and penalty fees are applied to offset expenses may be different and liquidation fees and workout fees may be subject to different caps or no caps.

Operating Advisor	The operating advisor will, in general and under certain circumstances described in the Preliminary Prospectus, have the following rights and responsibilities with respect to the serviced mortgage loans:
●	reviewing the actions of the special servicer with respect to specially serviced loans and with respect to certain major decisions regarding non-specially serviced loans as to which the operating advisor has consultation rights;
●	reviewing reports provided by the special servicer to the extent set forth in the Benchmark 2025-V19 pooling and servicing agreement;
●	reviewing for accuracy certain calculations made by the special servicer;
●	issuing an annual report generally setting forth, among other things, its assessment of whether the special servicer is performing its duties in compliance with the servicing standard and the Benchmark 2025-V19 pooling and servicing agreement and identifying any material deviations therefrom;
●	recommending the replacement of the special servicer if the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer has failed to comply with the servicing standard and (2) a replacement of the special servicer would be in the best interest of the holders of the Certificates and the Uncertificated VRR Interest owner (as a collective whole); and
●	after the occurrence and during the continuance of an Operating Advisor Consultation Trigger Event, consulting on a non-binding basis with the special servicer with respect to certain major decisions (and such other matters as are set forth in the Benchmark 2025-V19 pooling and servicing agreement) in respect of the applicable serviced loan(s).

An “Operating Advisor Consultation Trigger Event” will occur when the aggregate outstanding certificate balance of the HRR Certificates (as notionally reduced by any Cumulative Appraisal Reduction Amounts then allocable to the HRR Certificates) is 25% or less of the initial aggregate certificate balance of the HRR Certificates. With respect to excluded mortgage loans, an Operating Advisor Consultation Trigger Event will be deemed to exist.

Notwithstanding the foregoing, the operating advisor will generally have no obligations or consultation rights as operating advisor under the Benchmark 2025-V19 pooling and servicing agreement with respect to any outside serviced mortgage loan or any related REO property.

The operating advisor will be subject to termination and replacement if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such termination and replacement is affirmatively voted for by the holders of more than 50% of the voting rights allocable to the Non-Reduced Certificates of those holders that exercise their right to vote (provided that holders entitled to exercise at least 50% of the voting rights allocable to the Non-Reduced Certificates exercise their right to vote within 180 days of the initial request for a vote). The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

See “The Pooling and Servicing Agreement—Operating Advisor” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

26

STRUCTURAL OVERVIEW (continued)

Asset Representations

Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. An asset review will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 30% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO mortgage loans) held by the issuing entity as of the end of the applicable collection period are at least 60 days delinquent in respect of their related monthly payments or balloon payment, if any (for purposes of this paragraph, “delinquent loans”) or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the aggregate outstanding principal balance of such delinquent loans constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO mortgage loans) held by the issuing entity as of the end of the applicable collection period.

The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of holders of the Certificates (other than the Class R certificates) evidencing not less than 25% of the voting rights requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice of such request to all certificateholders and the asset representations reviewer by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the affirmative vote of the holders of Certificates evidencing at least 75% of the voting rights allocable to those holders that exercise their right to vote (provided that holders representing the applicable Certificateholder Quorum exercise their right to vote within 180 days of the initial request for a vote), the trustee will be required to terminate all of the rights and obligations of the asset representations reviewer under the Benchmark 2025-V19 pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “The Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

Dispute Resolution

Provisions	The mortgage loan sellers will be subject to the dispute resolution provisions set forth in the Benchmark 2025-V19 pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by a mortgage loan seller and such mortgage loan seller will be obligated under the related mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result.

Generally, in the event that a Repurchase Request (as defined in the Preliminary Prospectus) with respect to a mortgage loan is not “Resolved” (as defined below) within 180 days after the related mortgage loan seller receives such Repurchase Request, then the enforcing servicer will be required to send a notice to the “Initial Requesting Certificateholder” (if any) indicating the enforcing servicer’s intended course of action with respect to the Repurchase Request. If (a) the enforcing servicer’s intended course of action with respect to the Repurchase Request does not involve pursuing further action to exercise rights against the applicable mortgage loan seller with respect to the Repurchase Request and the Initial Requesting Certificateholder, if any, or any other holder or beneficial owner of Certificates (other than a holder of the Class VRR certificates) wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the Repurchase Request but the Initial Requesting Certificateholder, if any, or any other holder or beneficial owner of Certificates (other than a holder of Class VRR certificates) does not agree with the dispute resolution method selected by the enforcing servicer, then the Initial Requesting Certificateholder, if any, or such other holder or beneficial owner of Certificates (other than a holder of Class VRR certificates) may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration. In addition, any other holder or beneficial owner of Certificates may deliver, within the time frame provided in the Benchmark 2025-V19 pooling and servicing agreement, a written notice requesting the right to participate in any dispute resolution consultation that is conducted by the enforcing servicer following the enforcing servicer’s receipt of the notice described in the preceding sentence.

“Resolved” means, with respect to a Repurchase Request in connection with a mortgage loan, (i) that any material breach of representations and warranties or a material document defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the applicable mortgage loan seller has made a “loss of value payment”, (v) a contractually binding agreement has been entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles the related mortgage loan seller’s obligations under the related mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the Benchmark 2025-V19 pooling and servicing agreement. See “The Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus. If a Repurchase Request is Resolved in a manner contemplated by clause (v) above, and if the enforcing servicer determines in its reasonable judgment that the applicable contractually binding agreement to be entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller, as contemplated by such clause (v), could reasonably be expected to result in losses or other shortfalls on or in respect of the related mortgage loan directly attributable to such contractually binding agreement, then the enforcing servicer is required, prior to the occurrence of a Control Termination Event, to obtain the consent of the Directing Holder before entering into such contractually binding agreement (other than in connection with any mediation (including non-binding arbitration) or arbitration brought in accordance with the Benchmark 2025-V19 pooling and servicing agreement); provided, however, that

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

27

STRUCTURAL OVERVIEW (continued)

no such consent will be required (i) if the related mortgage loan is an excluded mortgage loan with regard to the Directing Holder, or (ii) if no such determination is made by the enforcing servicer.

Liquidated Loan Waterfall	Upon liquidation of any mortgage loan, all net liquidation proceeds related to the mortgage loan (but not any related companion loan) will be applied (after allocation to offset certain advances and expenses) so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any delinquent interest that was not advanced as a result of Appraisal Reduction Amounts or interest that accrued on any junior note(s) if such mortgage loan is an AB Modified Loan. After the adjusted interest amount is so allocated, any remaining liquidation proceeds will be allocated to pay principal on the mortgage loan until the unpaid principal amount of the mortgage loan has been reduced to zero. Any remaining liquidation proceeds will then be allocated to pay delinquent interest that was not advanced as a result of Appraisal Reduction Amounts and any interest that accrued on any junior note(s) if such mortgage loan is an AB Modified Loan.
Credit Risk Retention	This securitization transaction will be subject to the credit risk retention rules of Section 15G of the Securities Exchange Act of 1934, as amended. An economic interest in the credit risk of the mortgage loans in this securitization transaction is expected to be retained pursuant to risk retention regulations (as codified at 12 CFR Part 43) promulgated under Section 15G (“Regulation RR”), as a combination of (i) an “eligible vertical interest” in the form of the Combined VRR Interest and (ii) an “eligible horizontal residual interest” in the form of the HRR Certificates. Citi Real Estate Funding Inc. will act as retaining sponsor under Regulation RR for this securitization transaction and is expected, on the Closing Date, to partially satisfy its risk retention obligation through the purchase by two third-party purchasers (in each case, directly or through one or more majority-owned affiliates) of their respective proportionate shares of each class of the HRR Certificates. Citi Real Estate Funding Inc. is expected to satisfy its remaining risk retention obligation through the acquisition, on the Closing Date, and retention by it and certain other retaining parties (in each case, directly or through one or more majority-owned affiliates), of their respective portions of the Combined VRR Interest. For a further discussion of the manner in which the credit risk retention requirements are expected to be satisfied by Citi Real Estate Funding Inc., as retaining sponsor, see “Credit Risk Retention” in the Preliminary Prospectus. Note that this securitization transaction is not structured to satisfy European or United Kingdom risk retention and due diligence requirements.

The Combined VRR

Interest Prepayment

Premiums and Yield

Maintenance Charges	On each Distribution Date, the Vertically Retained Percentage of each yield maintenance charge and prepayment premium collected on the mortgage loans during the related collection period (or, in the case of an outside serviced mortgage loan, that accompanied a principal prepayment included in the Aggregate Available Funds for such Distribution Date) will be required to be distributed to the holders of the Combined VRR Interest.

Appraisal Reduction

Amounts	On each Distribution Date, the Vertically Retained Percentage of any Appraisal Reduction Amounts will be allocated to the Combined VRR Interest to notionally reduce (to not less than zero) the principal balance thereof.
Investor Communications	The certificate administrator is required to include on any Form 10–D any request received from a certificateholder to communicate with other certificateholders related to certificateholders exercising their rights under the terms of the Benchmark 2025-V19 pooling and servicing agreement. Any certificateholder wishing to communicate with other certificateholders regarding the exercise of its rights under the terms of the Benchmark 2025-V19 pooling and servicing agreement will be able to deliver a written request signed by an authorized representative of the requesting investor to the certificate administrator.
Deal Website	The certificate administrator will maintain a deal website including, but not limited to:

—all special notices delivered.

—summaries of final asset status reports.

—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.

—an “Investor Q&A Forum” and a voluntary investor registry.

Cleanup Call	On any distribution date on which the aggregate unpaid principal balance of the mortgage loans (including mortgage loans as to which the related mortgaged properties have become REO properties) remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date (excluding for the purposes of this calculation, the unpaid principal balance of any mortgage loan(s) with a stated maturity date later than December 2030, but in each case only if the option described above is exercised after the distribution date in December 2030), certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates and the Uncertificated VRR Interest.

If the aggregate certificate balances of the Class A-2, Class A-3, Class A-S, Class B, Class C and Class D certificates and the notional amounts of the Class X-A, Class X-B and Class X-D certificates have been reduced to zero and if the master servicer has received from the remaining certificateholders and the Uncertificated VRR Interest owner the payment specified in the Benchmark 2025-V19 pooling and servicing agreement, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding Certificates (excluding the Class R certificates) and the Uncertificated VRR Interest

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

28

STRUCTURAL OVERVIEW (continued)

for the mortgage loans remaining in the issuing entity, as further described under “The Pooling and Servicing Agreement—Optional Termination; Optional Mortgage Loan Purchase” in the Preliminary Prospectus.

The Offered Certificates involve certain risks and may not be suitable for all investors. For information regarding certain risks associated with an investment in the Offered Certificates, see “Summary of Risk Factors” and “Risk Factors” in the Preliminary Prospectus. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

29

Industrial – Warehouse/Distribution 9785 Bellanca Avenue Los Angeles, CA 90045	Collateral Asset Summary – Loan No. 1 Amazon LAX	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	58,500,000 53.8% 1.85x 10.4%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

30

Industrial – Warehouse/Distribution 9785 Bellanca Avenue Los Angeles, CA 90045	Collateral Asset Summary – Loan No. 1 Amazon LAX	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	58,500,000 53.8% 1.85x 10.4%

ROOF PLAN
BELLANCA AVENUE
96th STREET
W 98TH STREET
W ARBOR VITAE ST
MAINTENANCE DRIVE

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

31

Industrial – Warehouse/Distribution 9785 Bellanca Avenue Los Angeles, CA 90045	Collateral Asset Summary – Loan No. 1 Amazon LAX	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	58,500,000 53.8% 1.85x 10.4%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

32

Industrial – Warehouse/Distribution 9785 Bellanca Avenue Los Angeles, CA 90045	Collateral Asset Summary – Loan No. 1 Amazon LAX	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	58,500,000 53.8% 1.85x 10.4%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition	Property Type – Subtype:	Industrial - Warehouse/Distribution
Borrower Sponsor(s):	NH Net REIT Operating Partnership LP	Collateral:	Fee
Borrower(s):	NHNR Hold Co 26, LLC	Location:	Los Angeles, CA
Original Balance(1):	$58,500,000	Year Built / Renovated:	2025 / NAP
Cut-off Date Balance(1):	$58,500,000	Property Management:	Cushman & Wakefield U.S., Inc.
% by Initial UPB:	9.9%	Size:	703,728 SF
Interest Rate:	5.50900%	Appraised Value (As Is) / Per SF:	$216,200,000 / $307
Note Date:	November 7, 2025	Appraisal Date:	September 10, 2025
Original Term:	60 months	Occupancy:	100.0% as of (November 6, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	100.0%
Original Amortization:	NAP	Underwritten NOI:	$12,102,608
Interest Only Period:	60 months	Underwritten NCF:	$12,020,354
First Payment Date:	January 6, 2026
Maturity Date:	December 6, 2030	Historical NOI(3)
Additional Debt Type(1):	Pari Passu	Most Recent NOI:	NAV
Additional Debt Balance(1):	$57,766,961	2024 NOI:	NAV
Call Protection(2):	L(24),D(29),O(7)	2023 NOI:	NAV
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	NAV

Reserves(4)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$165
Taxes:	$0	Springing	NAP	Maturity Date Loan / SF:	$165
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	53.8%
Replacement Reserves:	$0	Springing	NAP	Maturity Date LTV:	53.8%
TI / LC:	$0	Springing	NAP	UW NOI DY:	10.4%
				UW NCF DSCR:	1.85x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$116,266,961	54.4%	Purchase Price	$211,394,474	98.9%
Borrower Sponsor Equity	97,461,447	45.6	Closing Costs	2,333,934	1.1
Total Sources	$213,728,408	100.0%	Total Uses	$213,728,404	100.0%
(1)	The Amazon LAX Mortgage Loan (as defined below) is part of the Amazon LAX Whole Loan (as defined below), which is comprised of four pari passu promissory notes with an aggregate original principal balance of $116,266,961. The Financial Information in the chart above is based on the Amazon LAX Whole Loan. See “—The Loan” below.
(2)	The defeasance lockout period will be at least 24 payment dates beginning with and including the first payment date on January 6, 2026. Defeasance of the Amazon LAX Whole Loan is permitted after the date that is the earlier of (i) two years from the closing date of the securitization that includes the last pari passu note to be securitized and (ii) November 7, 2028. The assumed lockout period of 24 payments is based on the closing date of the Benchmark 2025-V19 securitization trust in December 2025. The actual lockout period may be longer.
(3)	Historical financial information is not presented as the Amazon LAX Property (as defined below) was built in 2025.
(4)	Please see “—Ongoing Reserves” below for further discussion of reserve information.

The Loan. The largest mortgage loan (the “Amazon LAX Mortgage Loan”) is part of a whole loan (the “Amazon LAX Whole Loan”) evidenced by four pari passu promissory notes that are secured by the borrower’s fee interest in a 19.4-acre, 845,088 land square foot industrial facility in Los Angeles, California (the “Amazon LAX Property”). The scheduled maturity date of the Amazon LAX Whole Loan is December 6, 2030.

The Amazon LAX Mortgage Loan, which is evidenced by the controlling note A-1, has an outstanding principal balance as of the Cut-off Date of $58,500,000. The Amazon LAX Whole Loan was originated by Goldman Sachs Bank USA (“GSBI”) on November 7, 2025 and has an aggregate outstanding principal balance as of the Cut-off Date of $116,266,961. The Amazon LAX Whole Loan has a 5-year interest-only term and accrues interest at the rate of 5.50900% per annum on an Actual/360 basis. The proceeds of the Amazon LAX Whole Loan, along with sponsor equity, were used by the borrower to acquire the Amazon LAX Property and pay closing costs.

The Amazon LAX Whole Loan will be serviced pursuant to the pooling and servicing agreement for the Benchmark 2025-V19 securitization trust. The relationship between the holders of the Amazon LAX Whole Loan is governed by a co-lender agreement. See “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” and “The Pooling and Servicing Agreement” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

33

Industrial – Warehouse/Distribution 9785 Bellanca Avenue Los Angeles, CA 90045	Collateral Asset Summary – Loan No. 1 Amazon LAX	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	58,500,000 53.8% 1.85x 10.4%
Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$58,500,000	$58,500,000	Benchmark 2025-V19	Yes
A-2(1)	20,000,000	20,000,000	GSBI	No
A-3(1)	31,500,000	31,500,000	GSBI	No
A-4(1)	6,266,961	6,266,961	GSBI	No
Whole Loan	$116,266,961	$116,266,961
(1)	Expected to be contributed to one or more future securitization trusts.

The Property. The Amazon LAX Property is a 19.4-acre, 845,088 land square feet, built-to-suit facility completed in 2025 for Amazon, and consists of two distinct parcels: one with a 141,360 SF Amazon distribution facility and a 562,368 SF industrial outdoor storage (“IOS”) parking site. The distribution facility has 24 foot clear heights, 11 dock doors, a rear-docked facility, and rooftop employee parking. The rooftop parking totals 218 spaces comprised of 192 standard, three handicap, and 23 electric spaces. The facility serves as Amazon’s only last-mile distribution facility in West Los Angeles, a region with a 2024 5-mile population of 630,164. The IOS site is a 562,368 SF excess parking area designated for Amazon delivery vans. The IOS site has 1,003 total parking spaces comprised of 966 standard, three handicap, 23 electric-vehicle, and 11 truck spaces. Combined with the rooftop parking, the Amazon LAX Property has 1,221 parking spaces.

Sole Tenant. The sole tenant at the Amazon LAX Property is Amazon.com Services LLC (the “Tenant”). The Tenant’s lease is guaranteed by Amazon.com, Inc. (“Amazon”). The Tenant lease has an initial lease expiration date of May 2039 (which results in a remaining term of 13.5 years) with two 7-year extension options through May 2053 for a potentially fully extended term of 27.5 years. The current in-place rent is $16.63 PSF and includes annual rent bumps at 2.5%. The rent will reset at extension based on the fair market value (exclusive of the power upgrade). The lease has no termination options for the Tenant, except in connection with certain casualty or condemnation events.

The following table presents certain information relating to the sole tenant at the Amazon LAX Property:

Tenant Summary(1)
Tenant	Ratings (Moody’s/S&P/Fitch)(2)	Net Rentable Area (SF)	% of Total NRA	U/W Base Rent	UW Base Rent PSF	% of Total UW Base Rent	Lease Exp. Date	Termination Option (Y/N)	Renewal Option
Sole Tenant
Amazon.com Services LLC	NR/AA/AA-	703,728	100.0%	$11,702,704	$16.63	100.0%	5/31/2039	N	2 x 7 Yr
Vacant Space		0	0.0
Collateral Total		703,728	100.0%

(1)	Based on the underwritten rent roll as of November 6, 2025, inclusive of contractual rent steps through June 1, 2026.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

34

Industrial – Warehouse/Distribution 9785 Bellanca Avenue Los Angeles, CA 90045	Collateral Asset Summary – Loan No. 1 Amazon LAX	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	58,500,000 53.8% 1.85x 10.4%

The following table presents certain information relating to the lease rollover schedule at the Amazon LAX Property, based on initial lease expiration dates:

Lease Rollover Schedule(1)(2)
Year	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Number of Leases Expiring
2025 & MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2026	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	0	0.0%	0.0%	$0	0.0%	$0.00	0
2028	0	0.0%	0.0%	$0	0.0%	$0.00	0
2029	0	0.0%	0.0%	$0	0.0%	$0.00	0
2030	0	0.0%	0.0%	$0	0.0%	$0.00	0
2031	0	0.0%	0.0%	$0	0.0%	$0.00	0
2032	0	0.0%	0.0%	$0	0.0%	$0.00	0
2033	0	0.0%	0.0%	$0	0.0%	$0.00	0
2034	0	0.0%	0.0%	$0	0.0%	$0.00	0
2035 & Thereafter	703,728	100.0%	100.0%	$11,702,704	100.0%	$16.63	1
Vacant	0	0.0%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	703,728	100.0%		$11,702,704	100.0%	$16.63	1
(1)	Based on the underwritten rent roll as of November 6, 2025, inclusive of contractual rent steps through June 1, 2026.
(2)	Certain leases may have termination options that are exercisable prior to the originally stated expiration date of the lease and that are not considered in this Lease Rollover Schedule.

The following table presents certain information relating to the Underwritten Net Cash Flow at the Amazon LAX Property:

Cash Flow Analysis
	UW(1)	UW PSF
Base Rent	$11,702,704	$16.63
Contractual Rent Steps	399,904	$0.57
Gross Potential Rent	$12,102,608	$17.20
Total Reimbursements	3,025,652	$4.30
Net Rental Income	$15,128,260	$21.50
(Vacancy & Credit Loss)	0	$0.00
Effective Gross Income	$15,128,260	$21.50

Real Estate Taxes	0	$0.00
Insurance	0	$0.00
Management Fee	302,565	$0.43
Utilities	0	$0.00
Other Operating Expenses	2,723,087	$3.87
Total Expenses	$3,025,652	$4.30

Net Operating Income	$12,102,608	$17.20
Replacement Reserves	82,254	$0.12
TI/LC	0	$0.00
Net Cash Flow	$12,020,354	$17.08

Occupancy %	100.0%(2)
NCF DSCR(3)	1.85x
NOI Debt Yield(3)	10.4%
(1)	Based on the underwritten rent roll as of November 6, 2025, inclusive of contractual rent steps through June 1, 2026.
(2)	U/W Occupancy represents economic occupancy.
(3)	Debt service coverage ratios and debt yields are based on the Amazon LAX Whole Loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

35

Industrial – Warehouse/Distribution 9785 Bellanca Avenue Los Angeles, CA 90045	Collateral Asset Summary – Loan No. 1 Amazon LAX	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	58,500,000 53.8% 1.85x 10.4%

Appraisal. According to the appraisal, the Amazon LAX Property had an “as-is” appraised value of $216,200,000 as of September 10, 2025.

Amazon LAX Appraised Value(1)
Property	Value	Capitalization Rate
Amazon LAX	$216,200,000	5.25%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental report dated August 22, 2025, there were recognized environmental conditions at the Amazon LAX Property related to historical uses for manufacturing and commercial / industrial purposes and historical recognized environmental conditions at the Amazon LAX Property related to former underground storage tanks. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The Market. The Amazon LAX Property is located in the Westside industrial submarket of Los Angeles, California. The Amazon LAX Property benefits from its central infill location within the Los Angeles industrial landscape, benefiting from logistical advantages due to its direct adjacency to Los Angeles International Airport (LAX) and convenient access to major thoroughfares (Interstates 110, 105, 710, and 5).

According to the appraisal, as of the second quarter of 2025, the Westside industrial submarket had inventory of 25,910,809 square feet, a vacancy rate of 8.3%, average asking rent of $34.02 per square foot, and negative net absorption as of the second quarter of 2025 of 247,898 square feet.

The following table presents information relating to comparable industrial leases for the Amazon LAX Property:

Comparable Industrial & Office Leases(1)
Property Name/Location	Distance from Subject	Year Built/ Renovated	Total GLA (SF)	Tenant	Tenant Size (SF)	Lease Start Date	Lease Term (years)	Annual Rent PSF
Amazon LAX(2) Los Angeles, CA	-	2025 / NAP	703,728	Amazon.com Services LLC	703,728	Jun-24	15.0	$16.63
Bridge Point Vernon III Vernon, CA	8.8 mi	2024 / NAP	185,089	Reformation USA	185,089	Sep-24	5.3	$27.60
Torrance Industrial Exchange Torrance, CA	6.6 mi	2023 / NAP	108,320	SHMA	108,320	Aug-24	7.0	$27.00
Bridge Industrial Development Torrance, CA	10.0 mi	2023 / NAP	174,211	K2 Space Corporation	174,211	Jun-24	5.0	$28.20
Confidential Redondo Beach, CA	4.0 mi	1962 / NAP	51,340	LA Slots	51,340	Apr-24	2.0	$24.60
2501 W. Rosecrans Avenue Los Angeles, CA	4.6 mi	1987 / 2012	300,217	Forward Air	300,217	Apr-24	7.0	$22.20
(1)	Source: Appraisal, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated November 6, 2025. Annual Rent (PSF) includes rent steps through June 1, 2026.

The Borrower and the Borrower Sponsor. The borrower for the Amazon LAX Whole Loan is NHNR Hold Co 26, LLC, a Delaware limited liability company and single purpose entity with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Amazon LAX Whole Loan.

The borrower sponsor and guarantor is NH Net REIT Operating Partnership LP (“NH NetREIT”), a subsidiary of Morgan Stanley Investment Management (“Morgan Stanley”). NH NetREIT is an externally managed real estate investment trust (“REIT”) focused on acquiring net lease investment properties. It owns and operates a broad portfolio across 45 states and is continuing to grow. NH NetREIT is a subsidiary of Morgan Stanley which has helped raise more than $800 million for the REIT since being launched in April 2024. As of April 2025, Morgan Stanley has raised approximately $800 million from the sale of the REIT’s shares to investors, just a year after its initial sale. NH NetREIT’s objective is to build a diversified portfolio of high-quality commercial real estate assets, primarily those with long-term net leases to tenants for whom the properties are essential to their business operations. The company primarily targets industrial, healthcare, and retail assets, with a specific focus on industrial properties such as manufacturing, warehouse, distribution, and research and development facilities located in strategic areas. This focus, combined with its institutional ownership has positioned NH NetREIT as a strong player in its market.

Property Management. The Amazon LAX Property is currently managed by Cushman & Wakefield U.S., Inc., a third-party property management company.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

36

Industrial – Warehouse/Distribution 9785 Bellanca Avenue Los Angeles, CA 90045	Collateral Asset Summary – Loan No. 1 Amazon LAX	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	58,500,000 53.8% 1.85x 10.4%

Ongoing Reserves.

Tax Reserve – On the first payment date following the commencement of a Trigger Period (as defined below) the borrower is required to deposit into a property tax reserve an amount equal to 1/12th of the property taxes for the Amazon LAX Property that the lender reasonably estimates will be payable during the next ensuing 12 months. On each subsequent payment date during a Trigger Period, the borrower is required to deposit into a property tax reserve an amount equal to 1/12th of the property taxes for the Amazon LAX Property that the lender reasonably estimates will be payable during the next ensuing 12 months.

Insurance Reserve – On the first payment date following the commencement of a Trigger Period, the borrower is required to deposit into an insurance reserve an amount equal to 1/12th of the insurance premiums that the lender reasonably estimates will be payable during the next ensuing 12 months. On each subsequent payment date during a Trigger Period, the borrower is required to deposit into an insurance reserve an amount equal to 1/12th of the insurance premiums for the Amazon LAX Property that the lender reasonably estimates will be payable during the next ensuing 12 months. However, if no event of default is continuing, if the borrower maintains the policies required by Amazon LAX Whole Loan documents under an acceptable blanket policy pursuant to the terms of Amazon LAX Whole Loan documents, and the borrower provides evidence reasonably satisfactory to the lender that the applicable premiums on such blanket policy have been timely made at least 10 days prior to the date such payment would be due, deposits of amounts with respect to the cost of premiums of the policies into the insurance reserve will be suspended to the extent that such amounts relate to such acceptable blanket policy.

TI/LC Reserve – On each payment date during a Trigger Period in which the Amazon lease is not then in effect, the borrower is required to remit to the lender, for deposit into the TI/LC account, an amount equal to $11,780. Provided that no event of default exists, the TI/LC funds deposited into the TI/LC account will be disbursed to the borrower in accordance with the terms and conditions set forth in the Amazon LAX Whole Loan documents.

CapEx Reserve – On each payment date during a Trigger Period in which the Amazon lease is not then in effect, the borrower is required to remit to the lender, for deposit into a capital expenditure account, an amount equal to $1,767 in accordance with the terms and conditions set forth in the Amazon LAX Whole Loan documents. Provided that no event of default is continuing, the funds deposited into the capital expenditure account will be disbursed to the borrower in accordance with the terms and conditions set forth in the Amazon LAX Whole Loan documents.

Lockbox / Cash Management. The Amazon LAX Whole Loan is structured with a hard lockbox and springing cash management. On or prior to the closing of the Amazon LAX Whole Loan, the borrower was required to establish and maintain an account with the lockbox bank into which all income from the Amazon LAX Property is required to be deposited. At the end of each business day the lockbox bank is required to remit all amounts contained in the lockbox account directly into an account specified by the lender. Within five business days of the closing of the Amazon LAX Whole Loan, the borrower was required to deliver notice to the tenant instructing that (i) all payments under its lease are required to be remitted directly to, and deposited directly into, the lockbox account, and (ii) such instruction may not be rescinded unless and until the tenant receives from the borrower or the lender a copy of the lender’s written consent to such rescission. So long as no Trigger Period or event of default is continuing, the lender will specify the account for such remittance by the lockbox bank into the borrower’s operating account, and during the continuance of a Trigger Period or event of default the lender will specify the lender’s cash management account for such remittance by the lockbox bank. All excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Amazon LAX Whole Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Amazon LAX Whole Loan, or, if no Trigger Period is continuing, disbursed to the borrower.

A “Trigger Period” means each period that commences when (i) there is an event of default by the borrower under the Amazon lease beyond any applicable grace or cure period, unless and until such event of default has been cured and Amazon has accepted such cure such that the Tenant lease remains in full force and effect, (ii) a bankruptcy or insolvency of Amazon occurs, (iii) there is an early termination, cancellation or surrender of the Tenant lease or delivery of notice of termination, cancellation or surrender under the Tenant lease, (iv) (x) the Tenant “goes dark”, vacates or ceases to occupy the Amazon LAX Property or discontinues its operations at the Amazon LAX Property for more than 120 consecutive days or 180 days in any 12-month period (excluding temporary vacancies for the purpose of repair, restoration, permitted alterations or installation of equipment) and (y) Amazon’s long term debt rating is downgraded below Baa3 by Moody’s or BBB- by S&P or is no longer rated by S&P and Moody’s at all or (z) the debt yield, determined as of the first day of each of two consecutive fiscal quarters, is less than 7.0% until the debt yield, determined as of the first day of each of two consecutive fiscal quarters thereafter, is equal to or greater than 7.0% (and if the financial reports required under the terms of the Amazon LAX Whole Loan documents are not delivered to the lender as and when required, a Trigger Period will be deemed to have commenced and be ongoing, unless and until such reports are delivered and they indicate that, in fact, no Trigger Period is ongoing).

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

37

Industrial – Warehouse/Distribution 9785 Bellanca Avenue Los Angeles, CA 90045	Collateral Asset Summary – Loan No. 1 Amazon LAX	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	58,500,000 53.8% 1.85x 10.4%

Release of Collateral. Not permitted.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

38

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 2 Etude Self Storage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,500,000 65.0% 1.36x 8.7%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

39

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 2 Etude Self Storage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,500,000 65.0% 1.36x 8.7%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

40

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 2 Etude Self Storage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,500,000 65.0% 1.36x 8.7%
Mortgage Loan Information		Properties Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Acquisition	Properties Type – Subtype:	Self Storage - Self Storage
Borrower Sponsor(s):	Etude Storage Partners Management LLC	Collateral:	Fee
Borrower(s)(1):	Various	Location(4):	Various, Various
Original Balance(2):	$58,500,000	Year Built / Renovated(4):	Various / Various
Cut-off Date Balance(2):	$58,500,000	Property Management(5):	Various
% by Initial UPB:	9.9%	Size(6):	788,240 SF
Interest Rate:	6.12200%	Appraised Value / Per SF(7):	$133,400,000 / $169
Note Date:	November 17, 2025	Appraisal Date(7):	October 21, 2025
Original Term:	60 months	Occupancy:	81.1% (as of October 7, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	89.7%
Original Amortization:	NAP	Underwritten NOI:	$7,541,987
Interest Only Period:	60 months	Underwritten NCF:	$7,334,438
First Payment Date:	January 6, 2026
Maturity Date:	December 6, 2030	Historical NOI
Additional Debt Type(2):	Pari Passu	Most Recent NOI:	$7,072,301 (TTM September 30, 2025)
Additional Debt Balance(2):	$28,200,000	2024 NOI:	$7,824,585
Call Protection:	L(23),YM1(30),O(7)	2023 NOI(8):	NAV
Lockbox / Cash Management:	Springing / Springing	2022 NOI(8):	NAV

Reserves(3)				Financial Information(2)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$110
Taxes:	$271,716	$106,395	NAP	Maturity Date Loan / SF:	$110
Insurance:	$76,899	$25,633	NAP	Cut-off Date LTV:	65.0%
Capital Expenditure Reserves:	$0	$17,296	NAP	Maturity Date LTV:	65.0%
Deferred Maintenance:	$455,813	$0	NAP	UW NOI DY:	8.7%
				UW NCF DSCR:	1.36x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(2)	$86,700,000	65.5%	Purchase Price	$124,590,000	94.1%
Sponsor Equity	45,649,206	34.5	Closing Costs	6,954,779	5.3
			Upfront Reserves	804,427	0.6
Total Sources	$132,349,206	100.0%	Total Uses	$132,349,206	100.0%
(1)	See “The Borrowers and the Borrower Sponsor” below.
(2)	The Etude Self Storage Portfolio Mortgage Loan (as defined below) is part of the Etude Self Storage Portfolio Whole Loan (as defined below), which is comprised of 2 pari passu promissory notes with an aggregate original principal balance of $86,700,000. Financial Information presented above is based on the Etude Self Storage Portfolio Whole Loan.
(3)	See “Initial and Ongoing Reserves” below.
(4)	See “Portfolio Summary” below.
(5)	See “Property Manager” below.
(6)	Excludes three retail spaces totaling 10,095 SF, an 800 SF rentable office space, and a 1,156 SF apartment.
(7)	Based on the portfolio appraised value of $133,400,000 (the “Portfolio Appraised Value”), prepared as of October 21, 2025, which is inclusive of an approximately 4.61% portfolio premium and reflects the value of the Etude Self Storage Portfolio Properties (as defined below) as a whole if sold in their entirety to a single buyer. See the “Etude Self Storage Portfolio Appraised Value” chart below for the “as-is” appraised values of the individual properties (exclusive of the portfolio premium), which in the aggregate total $127,520,000 (the “Aggregate Individual As-Is Appraised Value”). The Cut-off Date LTV and Maturity Date LTV of the Etude Self Storage Portfolio Whole Loan based upon the Aggregate Individual As-Is Appraised Value, are 68.0% and 68.0%, respectively.
(8)	2022 NOI and 2023 NOI information is not available due to the borrower sponsor purchasing the Etude Self Storage Portfolio Properties in November 2025.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

41

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 2 Etude Self Storage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,500,000 65.0% 1.36x 8.7%

The Loan. The second largest mortgage loan (the “Etude Self Storage Portfolio Mortgage Loan”) is part of a whole loan (the “Etude Self Storage Portfolio Whole Loan”) evidenced by two pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $86,700,000. The Etude Self Storage Portfolio Whole Loan is secured by a first lien mortgage on the borrowers’ fee interests in a 788,240 square foot, self-storage portfolio consisting of 12 properties (each, an “Etude Self Storage Portfolio Property” and collectively, the “Etude Self Storage Portfolio Properties” or the “Etude Self Storage Portfolio”) located across five states. The Etude Self Storage Portfolio Whole Loan was originated by Goldman Sachs Bank USA (“GSBI”) on November 17, 2025, has a 5-year interest-only term and accrues interest at a rate of 6.12200% per annum on an Actual/360 basis. The Etude Self Storage Portfolio Whole Loan had an original term of 60 months and has a remaining term of 60 months as of the Cut-off Date. The scheduled maturity date of the Etude Self Storage Portfolio Whole Loan is the payment date in December 2030. The Etude Self Storage Portfolio Mortgage Loan is evidenced by the controlling Note A-1 with an outstanding principal balance as of the Cut-off Date of $58,500,000.

The table below identifies the promissory notes that comprise the Etude Self Storage Portfolio Whole Loan. The relationship between the holders of the Etude Self Storage Portfolio Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The Etude Self Storage Portfolio Whole Loan will be serviced under the pooling and servicing agreement for the Benchmark 2025-V19 securitization trust. See “The Pooling and Servicing Agreement” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$58,500,000	$58,500,000	Benchmark 2025-V19	Yes
A-2(1)	$28,200,000	$28,200,000	GSBI	No
Whole Loan	$86,700,000	$86,700,000
(1)	Expected to be contributed to one or more future securitization(s).

The Properties. The Etude Self Storage Portfolio is comprised of 12 self storage properties totaling 7,511 units and 788,240 SF, located across five states. The Etude Self Storage Portfolio includes 4,088 (54.4% of total units) non-climate-controlled units, 3,195 (42.5%) climate-controlled or heated units, and 228 other units including parking, apartment, commercial and non-revenue. The Etude Self Storage Portfolio Properties were built between 1950 and 2006, and no individual Etude Self Storage Property accounts for more than 15.0% of underwritten net cash flow or 13.7% of units across the Etude Self Storage Portfolio. As of October 7, 2025, the Etude Self Storage Portfolio was 81.1% occupied. The borrower sponsor purchased the Etude Self Storage Portfolio in November 2025 for $124,590,000 ($158 PSF).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

42

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 2 Etude Self Storage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,500,000 65.0% 1.36x 8.7%

The following table presents certain information relating to the Etude Self Storage Portfolio Properties:

Portfolio Summary
Property(1)	City, State	Year Built / Renovated	Units	Net Rentable Area (SF)(2)	Occupancy %(2)	Allocated Whole Loan Amount	% of Allocated Whole Loan Amount	Appraised Value	UW NCF(3)	% of UW NCF
Snapbox Self-Storage - Pines	Pembroke Pines, FL	1989 / NAP	1,028	74,881	80.9%	$13,200,000	15.2%	$18,370,000	$1,098,301	15.0%
Snapbox Self-Storage - Delsea	Vineland, NJ	2005 / NAP	762	92,700	84.2%	$10,500,000	12.1%	$14,200,000	$894,090	12.2%
Snapbox Self-Storage - Crescent	Pennsauken, NJ	1950 / 2002	744	69,035	82.5%	$8,600,000	9.9%	$14,800,000	$709,745	9.7%
Snapbox Self-Storage - Harding	Buena, NJ	2006 / NAP	465	58,900(4)	80.6%	$8,150,000	9.4%	$11,200,000	$688,076	9.4%
Snapbox Self-Storage - University	Little Rock, AR	2002 / NAP	586	75,000(5)	88.0%	$7,600,000	8.8%	$10,800,000	$634,173	8.6%
Snapbox Self-Storage - 10th	Little Rock, AR	2005 / NAP	512	63,145	87.7%	$7,042,029	8.1%	$9,570,000	$670,509	9.1%
Snapbox Self-Storage - Island	Philadelphia, PA	1960 / 2003	861	80,910	71.0%	$7,000,000	8.1%	$10,800,000	$548,578	7.5%
Snapbox Self-Storage - Macedo	Port St. Lucie, FL	1986, 1987, 1990, 1999 / NAP	600	69,234	88.8%	$6,850,000	7.9%	$10,880,000	$595,369	8.1%
Snapbox Self-Storage - Tacoma	Tacoma, WA	2000 / NAP	545	50,870	81.7%	$6,850,000	7.9%	$10,000,000	$568,926	7.8%
Snapbox Self-Storage - East	Vineland, NJ	2004 / NAP	469	54,375	86.2%	$5,750,000	6.6%	$8,100,000	$475,577	6.5%
Snapbox Self-Storage - Geyer	Little Rock, AR	1986 / NAP	372	42,475	90.0%	$3,825,000	4.4%	$5,125,000	$329,307	4.5%
Snapbox Self-Storage - Leon	Little Rock, AR	1988 / NAP	567	56,715	52.1%	$1,332,971	1.5%	$3,675,000	$121,787	1.7%
Total			7,511	788,240	81.1%	$86,700,000	100.0%	$127,520,000	$7,334,438	100.0%
(1)	Certain properties listed above may be comprised of multiple addresses or locations but are treated as a single property for appraisal and loan underwriting purposes.
(2)	Based on the underwritten rent roll as of October 7, 2025 and is based on self storage space.
(3)	Based on the as-is underwriting.
(4)	Excludes three retail spaces totaling 10,095 SF and an 800 SF rentable office space.
(5)	Excludes a 1,156 SF apartment space.

The following table presents certain information relating to the unit mix at the Etude Self Storage Portfolio Properties:

Etude Self Storage Portfolio Unit Mix Summary
Unit Type	Available Units(1)	Available SF(2)	Current Occupancy(3)	In-Place Rent Per Unit
Total Units	7,511	788,240	81.1%	$1,464
(1)	Includes storage units, parking, apartments, commercial units and non-revenue units.
(2)	Excludes three retail spaces totaling 10,095 SF, an 800 SF rentable office space, and a 1,156 SF apartment space.
(3)	Based on the underwritten rent roll as of October 7, 2025. Occupancy includes unrentable and complimentary units.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

43

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 2 Etude Self Storage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,500,000 65.0% 1.36x 8.7%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Etude Self Storage Portfolio Properties:

Cash Flow Analysis
	2024	TTM 9/30/2025	Budget	UW(1)	UW Per SF
Potential Rent	$11,959,468	$11,880,116	$14,150,580	$11,880,116	$15.07
Vacancy	0	0	(2,013,725)	0	$0.00
Bad Debt	(357,732)	(737,254)	(504,080)	(737,254)	$(0.94)
Concessions	(439,451)	(482,561)	0	(482,561)	$(0.61)
Gross Potential Income	$11,162,285	$10,660,301	$11,632,775	$10,660,301	$13.52
Other Income(2)	1,471,620	1,526,420	1,541,412	1,541,412	$1.96
Effective Gross Income	$12,633,905	$12,186,721	$13,174,187	$12,201,713	$15.48

Management Fee	$750,190	$636,199	$651,211	$581,310	$0.74
Insurance	449,784	396,703	335,644	314,166	$0.40
Real Estate Taxes	841,263	1,266,067	1,297,782	1,371,057	$1.74
Other Expenses	2,768,083	2,815,451	2,393,192	2,393,192	$3.04
Total Expenses	$4,809,321	$5,114,420	$4,677,829	$4,659,725	$5.91

Net Operating Income	$7,824,585	$7,072,301	$8,496,358	$7,541,987	$9.57
Replacement Reserves	0	0	0	207,550	$0.26
Net Cash Flow	$7,824,585	$7,072,301	$8,496,358	$7,334,438	$9.30

Occupancy(3)	NAV	NAV	NAV	89.7%
NOI Debt Yield(4)	9.0%	8.2%	9.8%	8.7%
NCF DSCR(4)	1.45x	1.31x	1.58x	1.36x
(1)	UW Potential Rent, Vacancy, Bad Debt, and Concessions are based on the TTM 9/30/2025 performance. Operating expenses, with the exception of real estate taxes and insurance, are based on the Budget. Real estate taxes are based on the appraisal and insurance is based on actual costs.
(2)	Other Income is based on the Budget and includes administrative/late/auction fees, tenant insurance, merchandise, truck rental, cell tower/solar, and commercial income.
(3)	The Etude Self Storage Portfolio was 81.1% occupied as of October 7, 2025.
(4)	Debt service coverage ratios and debt yields are based on the Etude Self Storage Portfolio Whole Loan.

Appraisals. According to the appraisals as of various dates between October 10, 2025 and October 15, 2025 and the aggregate portfolio appraisal dated October 21, 2025, the Etude Self Storage Portfolio Properties had a Portfolio Appraised Value of $133,400,000, which is inclusive of an approximately 4.61% aggregate portfolio premium and reflects the value of the Etude Self Storage Portfolio Properties as a whole if sold in their entirety to a single buyer. Additionally, the Etude Self Storage Portfolio Properties had an Aggregate Individual As-Is Appraised Value of $127,520,000.

Appraisal Valuation Summary(1)
Property	As Is Value	Capitalization Rate
Snapbox Self-Storage - Pines	$18,370,000	6.00%
Snapbox Self-Storage - Delsea	$14,200,000	6.25%
Snapbox Self-Storage - Crescent	$14,800,000	5.50%
Snapbox Self-Storage - Harding	$11,200,000	6.25%
Snapbox Self-Storage - University	$10,800,000	6.25%
Snapbox Self-Storage - 10th	$9,570,000	6.25%
Snapbox Self-Storage - Island	$10,800,000	6.00%
Snapbox Self-Storage - Macedo	$10,880,000	6.00%
Snapbox Self-Storage - Tacoma	$10,000,000	6.50%
Snapbox Self-Storage – East	$8,100,000	6.25%
Snapbox Self-Storage – Geyer	$5,125,000	6.25%
Snapbox Self-Storage - Leon	$3,675,000	6.75%
Total / Wtd. Average	$127,520,000	6.12%
Portfolio Appraised Value	$133,400,000	5.40%
(1)	Source: Appraisals.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

44

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 2 Etude Self Storage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,500,000 65.0% 1.36x 8.7%

Environmental Matters. According to the Phase I environmental site assessments with various dates in September 2025, there was no evidence of any recognized environmental conditions at 11 of the 12 of the Etude Self Storage Portfolio Properties. According to the Phase I environmental report dated September 10, 2025, there is a recognized environmental condition at the Snapbox Self-Storage - Island Property. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The Market. The Etude Storage Portfolio Properties are located across five states: New Jersey (4 properties, 37.7% of UW NCF), Arkansas (4 properties, 23.9% of UW NCF), Florida (2 properties, 23.1% of UW NCF), Washington (1 property, 7.8% of UW NCF), and Pennsylvania (1 property, 7.5% of UW NCF).

The following table presents market information related to the Etude Self Storage Portfolio Properties:

Market Summary(1)
Property	Total SF(2)	Current Supply Ratio-Market	2025 Market Supply	Incoming Supply (of facilities)	Incoming Supply (SF)	Average Market Vacancy
Snapbox Self-Storage - Pines	74,881	5.71	1,062,056	5	260,790	11.0%
Snapbox Self-Storage - Delsea	92,700	5.29	327,308	3	206,990	13.2%
Snapbox Self-Storage - Crescent	69,035	1.57	863,020	6	570,013	13.4%
Snapbox Self-Storage - Harding	58,900(3)	4.47	505,153	2	149,040	14.8%
Snapbox Self-Storage - University	75,000(4)	9.33	653,918	4	322,976	10.6%
Snapbox Self-Storage - 10th	63,145	9.56	704,349	4	322,976	11.0%
Snapbox Self-Storage - Island	80,910	4.60	1,026,816	0	0	12.8%
Snapbox Self-Storage - Macedo	69,234	1.27	462,722	1	41,833	8.8%
Snapbox Self-Storage - Tacoma	50,870	8.74	880,709	0	0	6.3%
Snapbox Self-Storage – East	54,375	5.74	435,358	3	206,990	12.5%
Snapbox Self-Storage – Geyer	42,475	17.16	676,249	1	89,775	13.6%
Snapbox Self-Storage - Leon	56,715	13.46	583,303	1	89,775	13.8%
Total / Wtd. Average	788,240	6.73	682,682	2.62	196,031	11.8%
(1)	Source: Appraisals.
(2)	Based on the underwritten rent roll as of October 7, 2025.
(3)	Excludes three retail spaces totaling 10,095 and an 800 SF rentable office space.
(4)	Excludes a 1,156 SF apartment space.

The following table presents demographic information related to the Etude Self Storage Portfolio Properties:

Demographic Summary(1)
Property	2024 Population	2024-2029 % Change (population)	2024 Households	2024 Average Household Income
Snapbox Self-Storage - Pines	459,845	-0.2%	165,674	$101,439
Snapbox Self-Storage - Delsea	62,540	-1.0%	23,334	$90,344
Snapbox Self-Storage - Crescent	548,342	3.8%	230,091	$112,263
Snapbox Self-Storage - Harding	33,816	-1.2%	13,280	$100,626
Snapbox Self-Storage - University	149,385	-0.2%	69,736	$91,212
Snapbox Self-Storage - 10th	144,595	-0.3%	68,121	$90,584
Snapbox Self-Storage - Island	695,726	1.2%	291,211	$93,802
Snapbox Self-Storage - Macedo	208,653	13.0%	79,753	$99,748
Snapbox Self-Storage - Tacoma	244,249	2.1%	91,366	$99,192
Snapbox Self-Storage – East	75,881	-1.4%	28,824	$87,778
Snapbox Self-Storage – Geyer	91,151	-0.4%	37,653	$66,463
Snapbox Self-Storage - Leon	98,228	-0.5%	41,021	$67,850
Total / Wtd. Average	250,105	1.3%	101,481	$92,857
(1)	Source: Appraisals.

The Borrowers and the Borrower Sponsor. The borrowers are Etude LR 10th St LLC, Etude Neck University Avenue LLC, Etude Leon Circle LLC, Etude Geyer Springs LLC, ESP Holdco IV-P LLC and ESP Holdco IV-FNW LLC, each a Delaware limited liability company. Each borrower is a single purpose entity having at least two independent directors in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Etude Self Storage Portfolio Mortgage Loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

45

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 2 Etude Self Storage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,500,000 65.0% 1.36x 8.7%

The borrower sponsor is Etude Storage Partners Management LLC, a Delaware limited liability company, and the non-recourse carveout guarantor is Etude Storage Partners LLC, a Delaware limited liability company and an entity controlled by the borrower sponsor. Etude Storage Partners Management LLC is a joint venture between Etude Capital and San Filep Financing LLC. The joint venture was formed to invest in self-storage properties across North America and aims to deploy at least $500 million. Etude Capital is a private investment firm headquartered in Austin, Texas. Founded in 2012, Etude Capital invests in self storage focused insurance, reinsurance, and technology businesses that serve over 1,500 facilities, and owns 1.8 million rentable square feet across Florida, Texas, and Oklahoma.

Property Management. The Etude Self Storage Properties are managed by Extra Space Management, Inc. (“Extra Space”) (3 properties), Investment Real Estate Management, LLC (“IREM”) (3 properties), and Avid Storage LLC (6 properties), each a third-party property manager. Extra Space is the largest operator of self storage facilities. Founded in 1977, the company manages more than 4,000 facilities across the country. IREM specializes solely in the self storage industry. Founded in 1998, the company currently has $920 million in assets under management, across 90 locations, totaling 37,922 units. Avid Storage LLC has been in self storage industry for more than 20 years. Its current portfolio includes 42 assets across Florida, Texas, and Arkansas.

Initial and Ongoing Reserves. At origination of the Etude Self Storage Portfolio Whole Loan, the borrowers deposited approximately (i) $271,716 into a reserve account for real estate taxes, (ii) $76,899 into an insurance reserve account and (iii) $455,813 into a reserve account for immediate repairs.

Taxes – The Etude Self Storage Portfolio Whole Loan documents require ongoing monthly reserves in an amount equal to 1/12th of the taxes that the lender estimates will be payable during the next twelve months, initially $106,395.

Insurance – On each payment date, the borrowers are required to deposit into an insurance reserve an amount equal to 1/12th of the insurance premiums that the lender reasonably estimates will be payable during the next ensuing 12 months (initially estimated to be approximately $25,633 per month); provided, that, if the borrowers maintain the policies required by Etude Self Storage Portfolio Whole Loan documents under an acceptable blanket policy pursuant to the terms of Etude Self Storage Portfolio Whole Loan documents, and the borrowers provide evidence reasonably satisfactory to the lender that the applicable premiums on such blanket policy have been timely made at least 10 days prior to the date such payment would be due, deposits of amounts with respect to the cost of premiums of the policies into the insurance reserve will be suspended to the extent that such amounts relate to such acceptable blanket policy. As of the Cut-off Date, the Etude Self Storage Portfolio is not under an acceptable blanket policy.

Replacement Reserve – The Etude Self Storage Portfolio Whole Loan documents require ongoing monthly reserves in an amount equal to approximately $17,296 for replacements.

Lockbox / Cash Management. The Etude Self Storage Portfolio Whole Loan is structured with a springing lockbox and springing cash management. On or prior to the closing of the Etude Self Storage Portfolio Whole Loan, the borrowers were required to enter into a clearing agreement with an eligible institution (the “Clearing Bank”) reasonably approved by the lender, pursuant to which, within 30 days of the initial occurrence of a Cash Trap Event Period (as defined below), the borrowers will establish an eligible account (the "Clearing Account") at the Clearing Bank. Once established, (y) the Clearing Account will be maintained by the borrower at all times during the term of the Etude Self Storage Portfolio Whole Loan and (z) at all times thereafter the borrowers will (or will cause property manager to) (a) cause all rents (i) to be transmitted directly by non-self-storage tenants of the Etude Self Storage Portfolio Properties and (ii) in the nature of sums payable by issuers of credit cards accepted at the Etude Self Storage Portfolio Properties, to be transmitted directly by such issuer into the Clearing Account maintained at the Clearing Bank, and (b) deliver a notice to each existing non-self-storage tenant at the applicable the Etude Self Storage Portfolio Property directing each such tenant to remit its rental payments directly into the Clearing Account maintained at the Clearing Bank. Such amounts may not be commingled with any other funds or property of borrowers or the property manager, and (iii) the borrowers or the property manager will be required to deposit such amounts in the Clearing Account within two (2) business days of receipt. Prior to the occurrence of the initial Cash Trap Event Period, the borrowers will (or will cause the property manager to) deposit all rents relating to the applicable Etude Self Storage Portfolio Property (other than tenant security deposits if required to be held in separate escrow accounts) and all other money received by the borrowers or the manager with respect to the Etude Self Storage Portfolio Property into the operating accounts maintained for the benefit of each individual Etude Self Storage Portfolio Property.

A “Cash Trap Event Period” means a period commencing upon the earlier of (i) the occurrence and continuance of an event of default or (ii) the debt service coverage ratio being less than 1.10x for two (2) consecutive calendar quarters (a "Low DSCR Trigger Event"), which such Cash Trap Event Period will expire (A) with regard to any Cash Trap Event Period commenced in connection with clause (i) above, upon the lender's acceptance of the cure (if applicable) of such event of default or (B) with regard to any Cash Trap Event Period commenced in connection with clause (ii) above, upon the date that the debt service coverage ratio is equal to or greater than 1.10x for two (2) consecutive calendar quarters (provided that, in each instance, no other Cash Trap Event Period has occurred and be continuing during and at the time of the expiration of such period). In order to avoid the commencement of a Cash Trap Event Period caused solely by a Low DSCR Trigger Event, the borrowers may, within 10 business days of receipt of written notice from the lender of the occurrence of a Low DSCR Trigger Event, deposit cash or a letter of credit (the "Low DSCR Cure Deposit") with the lender to be held and disbursed in accordance with the terms of the Etude Self Storage Portfolio Whole Loan documents. In addition, at any point in time following the commencement of a Cash Trap Event Period resulting from Low DSCR Trigger Event, the borrowers may make a Low DSCR Cure

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

46

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 2 Etude Self Storage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,500,000 65.0% 1.36x 8.7%

Deposit, with any such Low DSCR Cure Deposit to be in aggregate amount equal to the Low DSCR Cure Deposit Amount (as defined below) (taking into account Low DSCR Cure Deposit Funds on deposit in the Low DSCR Cure Deposit subaccount and Cash Collateral Funds (as defined below) on deposit in the cash collateral subaccount as a result of a Low DSCR Trigger Event). Any such cash deposit or letter of credit will be held in the Low DSCR Cure Deposit subaccount or with the lender, as applicable, and, to the extent timely made, a Cash Trap Event Period has not commenced as a result of a Low DSCR Trigger Event and, to the extent made following the commencement and during the existence of a Cash Trap Event Period resulting solely from a Low DSCR Trigger Event, such Cash Trap Event Period will no longer be deemed to exist. To the extent the borrowers make the deposit described herein, and if the borrowers fail to provide evidence the debt service coverage ratio is equal to or greater than 1.10x for two consecutive calendar quarters as of the 12 month anniversary of the initial occurrence of a Low DSCR Trigger Event or any subsequent 12 month anniversary thereafter, a subsequent Low DSCR Trigger Event will be deemed to have occurred and the borrowers will have the option, but not the obligation, in its sole discretion, prior to the end of the then applicable anniversary date to make an additional cash deposit or deliver to the lender an additional letter of credit equal to the Low DSCR Cure Deposit Amount (without taking into account any cash deposit or letter of credit deposited with the lender pursuant to this definition), and, to the extent timely made, a Cash Trap Event Period has not commenced as a result of a Low DSCR Trigger Event. To the extent the borrowers fail to timely make any of the deposits when required in this definition, a Cash Trap Event Period will immediately commence. For the avoidance of doubt, (x) upon the occurrence of a Low DSCR Trigger Event, the lender will commence a Cash Trap Event Period and such Cash Trap Event Period will continue until such time, if ever, as the borrowers will make the Low DSCR Cure Deposit in accordance with the terms and provisions of this definition or such Cash Trap Event Period will otherwise be cured in accordance with the terms and provisions of this definition and (y) nothing contained in the Etude Self Storage Portfolio Whole Loan documents will give the borrowers the right to voluntarily prepay any portion of the Etude Self Storage Portfolio Whole Loan except in accordance with the terms of the Etude Self Storage Portfolio Whole Loan documents.

The “Low DSCR Cure Deposit Amount” means $538,149.31.

“Cash Collateral Funds” means amounts on deposit from time to time in the cash collateral subaccount.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. The borrowers may release one or more Etude Self Storage Portfolio Properties from the Etude Self Storage Portfolio Whole Loan after the expiration of the lockout period in connection with an arms’- length sale to an unaffiliated third party by prepaying a portion of the Etude Self Storage Portfolio Whole Loan equal to the greater of 115% of the applicable allocated loan amount or 85% of net sales proceeds plus the applicable yield maintenance premium if the prepayment is to occur prior to the open prepayment period, provided that the debt service coverage ratio after giving effect to such release is not less than 1.30x, and the debt yield will be equal to or greater than 8.59%. If the Etude Self Storage Portfolio Whole Loan has been securitized in a REMIC Trust, at the lender's request, the borrowers will be required to deliver a reasonably acceptable REMIC opinion in connection with any such release of a property or properties.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

47

Hospitality – Select Service 538 West 58th Street New York, NY 10019	Collateral Asset Summary – Loan No. 3 Fairfield Inn by Marriott Central Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,500,000 59.5% 1.54x 12.3%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

48

Hospitality – Select Service 538 West 58th Street New York, NY 10019	Collateral Asset Summary – Loan No. 3 Fairfield Inn by Marriott Central Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,500,000 59.5% 1.54x 12.3%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

49

Hospitality – Select Service 538 West 58th Street New York, NY 10019	Collateral Asset Summary – Loan No. 3 Fairfield Inn by Marriott Central Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,500,000 59.5% 1.54x 12.3%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Hospitality - Select Service
Borrower Sponsor(s):	Sam Chang, Manish Patni and Amit Gandhi	Collateral:	Fee
Borrower(s):	RNMB West 58 LLC	Location:	New York, NY
Original Balance(1):	$58,500,000	Year Built / Renovated:	2016 / NAP
Cut-off Date Balance(1):	$58,500,000	Property Management:	M&R Hospitality Management Corp.
% by Initial UPB:	9.9%	Size:	224 Rooms
Interest Rate:	7.14000%	Appraised Value / Per Room:	$110,000,000 / $491,071
Note Date:	November 6, 2025	Appraisal Date:	August 18, 2025
Original Term:	60 months	Occupancy:	90.7% (as of September 30, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	90.7%
Original Amortization:	NAP	Underwritten NOI:	$8,066,978
Interest Only Period:	60 months	Underwritten NCF:	$7,291,161
First Payment Date:	December 6, 2025
Maturity Date:	November 6, 2030	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI:	$7,940,995 (TTM September 30, 2025)
Additional Debt Balance(1):	$7,000,000	2024 NOI:	$7,420,056
Call Protection(2):	L(25),D(28),O(7)	2023 NOI:	$7,902,657
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	$5,856,587

Reserves(3)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / Room:	$292,411
Taxes:	$558,913	$111,783	NAP	Maturity Date Loan / Room:	$292,411
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	59.5%
FF&E:	$0	$64,108	NAP	Maturity Date LTV:	59.5%
Other(4):	$5,000	Springing	NAP	UW NOI DY:	12.3%
				UW NCF DSCR:	1.54x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$65,500,000	100.0%	Loan Payoff	$58,926,055	90.0%
			Closing Costs	3,229,993	4.9
			Borrower Sponsor Equity	2,780,039	4.2
			Upfront Reserves	563,913	0.9
Total Sources	$65,500,000	100.0%	Total Uses	$65,500,000	100.0%
(1)	The Fairfield Inn by Marriott Central Park Mortgage Loan (as defined below) is part of a whole loan evidenced by two pari passu promissory notes with an aggregate outstanding principal balance of as of the Cut-off Date of $65,500,000 (the “Fairfield Inn by Marriott Central Park Whole Loan”). The Financial Information in the chart above reflects the Fairfield Inn by Marriott Central Park Whole Loan.
(2)	Defeasance of the Fairfield Inn by Marriott Central Park Whole Loan is permitted at any time after the earlier to occur of (a) the end of the two-year period commencing on the closing date of the securitization of the last promissory note representing a portion of the Fairfield Inn by Marriott Central Park Whole Loan to be securitized and (b) November 6, 2029. The assumed defeasance lockout period of 25 payments is based on the anticipated closing date of the Benchmark 2025-V19 securitization in December 2025. The actual lockout period may be longer.
(3)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(4)	Other Reserves are comprised of an initial comfort letter transfer reserve of $5,000 and a springing monthly PIP reserve. See “Initial and Ongoing Reserves” below.

The Loan. The third largest mortgage loan (the “Fairfield Inn by Marriott Central Park Mortgage Loan”) is part of the Fairfield Inn by Marriott Central Park Whole Loan, which is evidenced by two pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $65,500,000 and is secured by the borrower’s fee interest in a 224-room, select service hotel located in the Midtown West neighborhood of New York, New York (the “Fairfield Inn by Marriott Central Park Property”). The Fairfield Inn by Marriott Central Park Whole Loan was originated on November 6, 2025 by Citi Real Estate Funding Inc. The Fairfield Inn by Marriott Central Park Whole Loan has an initial term of five years, is interest-only for the full term and accrues interest at a fixed rate of 7.14000% per annum on an Actual/360 basis. The scheduled maturity date of the Fairfield Inn by Marriott Central Park Whole Loan is November 6, 2030. The Fairfield Inn by Marriott Central Park Mortgage Loan is evidenced by the controlling Note A-1 with an outstanding principal balance as of the Cut-off Date of $58,500,000.

The table below identifies the promissory notes that comprise the Fairfield Inn by Marriott Central Park Whole Loan. The relationship between the holders of the Fairfield Inn by Marriott Central Park Whole Loan is governed by a co-lender agreement as described under

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

50

Hospitality – Select Service 538 West 58th Street New York, NY 10019	Collateral Asset Summary – Loan No. 3 Fairfield Inn by Marriott Central Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,500,000 59.5% 1.54x 12.3%

“Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The Fairfield Inn by Marriott Central Park Whole Loan will be serviced under the pooling and servicing agreement for the Benchmark 2025-V19 securitization trust. See “The Pooling and Servicing Agreement” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$58,500,000	$58,500,000	Benchmark 2025-V19	Yes
A-2(1)	$7,000,000	$7,000,000	CREFI	No
Whole Loan	$65,500,000	$65,500,000
(1)	Expected to be contributed to one or more future securitization(s).

The Property. The Fairfield Inn by Marriott Central Park Property is an 18-story, 224-room, select service hotel located in the Midtown West neighborhood of New York, New York. The Fairfield Inn by Marriott Central Park Property was constructed in 2016 and is located approximately two blocks west of Central Park, which attracts more than 42 million visitors each year. Other demand generators include the Lincoln Center for Performing Arts which houses the Metropolitan Opera, New York City Ballet, Juilliard School, and the New York Philharmonic, the Museum of Modern Art, Times Square, the Broadway Theatre District, and numerous nearby office towers. According to a third party market research report, the estimated demand segmentation for the Fairfield Inn by Marriott Central Park Property consisted of 76.7% transient, 17.9% group and 5.5% contract.

The Fairfield Inn by Marriott Central Park Property contains 148 king guestrooms, 54 double / double guestrooms, 18 executive king guestrooms, and six executive queen / queen guestrooms. Amenities at the Fairfield Inn by Marriott Central Park Property include two food and beverage outlets, a fitness center, outdoor patio, lobby workstation, and market pantry. The food and beverage outlets are comprised of Bar 58, a full-service lobby bar and restaurant with access to the outdoor patio and a 150-seat breakfast dining area. The Fairfield Inn by Marriott Central Park Property is subject to a franchise agreement with Marriott International, Inc. which expires October 14, 2046.

The following table presents certain information relating to the estimated demand analysis as of the trailing twelve months ending September 2025 with respect to the Fairfield Inn by Marriott Central Park Property based on market segmentation, as provided by a third-party market research report:

Demand Segmentation(1)
Property	Rooms	Transient	Group	Contract
Fairfield Inn by Marriott Central Park	224	76.7%	17.9%	5.5%
(1)	Source: Third-party hospitality research report.

The following table presents certain information relating to the current and historical Occupancy, ADR and RevPAR at the Fairfield Inn by Marriott Central Park Property and its competitors:

Occupancy, ADR, RevPAR(1)
	Fairfield Inn by Marriott Central Park (2)			Competitive Set(3)			Penetration Factor(4)
Period	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2022	82.5%	$211.67	$174.72	79.8%	$247.29	$197.27	103.5%	85.6%	88.6%
2023	87.4%	$248.68	$217.25	85.1%	$263.10	$223.98	102.6%	94.5%	97.0%
2024	86.9%	$250.38	$217.57	87.2%	$276.04	$240.65	99.7%	90.7%	90.4%
TTM 9/30/2025	90.7%	$257.56	$233.67	88.8%	$280.69	$249.25	102.2%	91.8%	93.8%
(1)	Variances between the underwriting, the appraisal and the above table with respect to Occupancy, ADR and RevPAR at the Fairfield Inn by Marriott Central Park Property are attributable to variances in reporting methodologies and/or timing differences.
(2)	Occupancy, ADR and RevPAR for the Fairfield Inn by Marriott Central Park Property are based on the underwritten cash flow.
(3)	Occupancy, ADR and RevPAR for the Competitive Set are based on data provided by a third-party hospitality research report. The Competitive Set consists of: Romer Hell's Kitchen, Ameritania Times Square, The Empire Hotel, The Shoreham Hotel, Hilton Garden Inn New York/Central Park South-Midtown West, and Courtyard New York Manhattan /Central Park.
(4)	Penetration Factor is calculated based on the underwritten cash flow and competitive set data provided by a third-party hospitality research report.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

51

Hospitality – Select Service 538 West 58th Street New York, NY 10019	Collateral Asset Summary – Loan No. 3 Fairfield Inn by Marriott Central Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,500,000 59.5% 1.54x 12.3%

The following table presents certain information relating to the operating history and underwritten cash flows of the Fairfield Inn by Marriott Central Park Property:

Cash Flow Analysis
	2022	2023	2024	TTM 9/30/2025	UW	UW Per Room(1)
Occupancy (%)	82.5%	87.4%	86.9%	90.7%	90.7%
ADR	$211.67	$248.68	$250.38	$257.56	$257.56
RevPar	$174.72	$217.25	$217.57	$233.67	$233.67

Rooms Revenue	$14,285,111	$17,762,208	$17,837,512	$19,104,866	$19,104,866	$85,290
Other Revenue(2)	284,310	269,851	315,931	290,557	290,557	$1,297
Total Revenue	$14,569,421	$18,032,059	$18,153,443	$19,395,423	$19,395,423	$86,587

Rooms Expense	$3,055,050	$3,681,950	$3,767,766	$4,049,113	$4,049,113	$18,076
Other Departmental Expenses(3)	44,183	42,351	30,768	27,910	27,910	$125
Departmental Expenses	$3,099,233	$3,724,301	$3,798,534	$4,077,023	$4,077,023	$18,201

Departmental Profit	$11,470,188	$14,307,758	$14,354,909	$15,318,400	$15,318,400	$68,386

Management Fee	$437,083	$540,962	$544,603	$581,863	$581,863	$2,598
Administrative & General	983,090	1,230,225	1,355,411	1,468,914	1,468,914	$6,558
Franchise Fee	1,318,224	1,626,222	1,634,502	1,752,276	1,752,276	$7,823
Marketing	447,500	512,847	651,811	651,082	651,082	$2,907
Other Undistributed Expenses(4)	967,783	1,041,717	1,120,144	1,145,299	1,145,299	$5,113
Total Undistributed Expenses	$4,153,680	$4,951,973	$5,306,471	$5,599,434	$5,599,434	$24,997

Real Estate Taxes	$1,277,645	$1,218,992	$1,303,307	$1,347,792	$1,269,632	$5,668
Property Insurance	195,017	262,005	349,643	449,801	400,086	$1,786
Equipment Leases	14,259	10,944	13,446	18,270	18,270	$82
Restaurant / Other Misc. Income(5)	(27,000)	(38,813)	(38,014)	(37,892)	(36,000)	$(161)
Net Operating Income	$5,856,587	$7,902,657	$7,420,056	$7,940,995	$8,066,978	$36,013

FF&E	$582,777	$721,282	$726,138	$775,817	$775,817	$3,463
Net Cash Flow	$5,273,811	$7,181,375	$6,693,918	$7,165,178	$7,291,161	$32,550

NCF DSCR(6)	1.11x	1.51x	1.41x	1.51x	1.54x
NOI Debt Yield(6)	8.9%	12.1%	11.3%	12.1%	12.3%
(1)	Per Room values are based on 224 rooms.
(2)	Other Revenue includes proceeds from cancellation fees, smoking fees, telephone charges, dry cleaning income, and market pantry sales.
(3)	Other Departmental Expenses includes expenses associated with the marketplace and laundry service.
(4)	Other Undistributed Expenses include operations and maintenance, heat, power, and light, and information and technology expenses.
(5)	Restaurant / Other Misc. Income has been underwritten to the contractual agreement at $(36,000) (to be considered as income). The lobby bar and restaurant located in a portion of the ground floor lobby is operated by MRT 58 Restaurant LLC, an affiliate of the borrower. The lease stipulates an annual base rent of $36,000 each year during the term and can be cancelled by either party upon 60 days’ prior written notice.
(6)	Debt service coverage ratios and debt yields are based on the Fairfield Inn by Marriott Central Park Whole Loan.

Appraisal. According to the appraisal, the Fairfield Inn by Marriott Central Park Property had an “as-is” appraised value of $110,000,000 as of August 18, 2025. The table below shows the appraisal’s “as-is” conclusions:

Fairfield Inn by Marriott Central Park Appraised Value(1)
Property	Appraised Value	Capitalization Rate
Fairfield Inn by Marriott Central Park	$110,000,000	6.90%
(1)	Source: Appraisal.

Environmental. According to the Phase I environmental assessment dated September 2, 2025, there were no recognized environmental conditions at the Fairfield Inn by Marriott Central Park Property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

52

Hospitality – Select Service 538 West 58th Street New York, NY 10019	Collateral Asset Summary – Loan No. 3 Fairfield Inn by Marriott Central Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,500,000 59.5% 1.54x 12.3%

The Market. The Fairfield Inn by Marriott Central Park Property is located at 538 West 58th Street in the Midtown West neighborhood of New York, New York. The Fairfield Inn by Marriott Central Park Property benefits from its proximity to Central Park, which is approximately two blocks west and attracts more than 42 million annual visitors. Other demand generators include the Lincoln Center for Performing Arts which houses the Metropolitan Opera, New York City Ballet, Juilliard School, and the New York Philharmonic, the Museum of Modern Art, Times Square, the Broadway Theatre District, and numerous nearby office towers. Primary access to the Fairfield Inn by Marriott Central Park Property is provided by the 59th Street-Columbus Circle subway station, located three blocks northeast, which offers access to the 1, 2, A, B, C, and D subway lines.

The following table presents certain information relating to the competitive set of the Fairfield Inn by Marriott Central Park Property:

Competitive Set(1)
Property	Number of Rooms	Year Built	Estimated 2024 Occupancy	Estimated 2024 ADR	Estimated 2024 RevPAR
Fairfield Inn by Marriott Central Park(2)	224	2016	86.9%	$250.38	$217.57
Romer Hell 's Kitchen New York	295	1962	85% - 90%	$300 - $325	$260 - $270
Ameritania Hotel	224	1980	80% - 85%	$210 - $220	$180 - $190
Empire Hotel New York	427	1923	80% - 85%	$260 - $270	$220 - $230
Shoreham Hotel	179	1931	80% - 85%	$260 - $270	$210 - $220
Hilton Garden Inn New York/Central Park South-Midtown West	401	2014	90% - 95%	$260 - $270	$240 - $250
Courtyard by Marriott New York Manhattan Central Park	378	2013	85% - 90%	$300 - $325	$280 - $290
Total Avg. Competitive Set			87.20%	$273.07	$238.17
(1)	Source: Appraisal. Variances between the underwriting, the appraisal and the above table with respect to Occupancy, ADR and RevPAR at the Fairfield Inn by Marriott Central Park Property are attributable to variances in reporting methodologies and/or timing differences.
(2)	Based on the underwritten cash flow.

The Borrower and the Borrower Sponsors. The borrower is RNMB West 58 LLC, a New York limited liability company and single purpose entity with one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Fairfield Inn by Marriott Central Park Whole Loan.

The borrower sponsors and non-recourse carveout guarantors are Sam Chang, Manish Patni and Amit Gandhi. Sam Chang is the founder, Chairman, and CEO of McSam Hotel Group. As of the first quarter of 2025, Sam Chang operated a portfolio of 27 properties, with an additional six properties under construction, and one property under development. Manish Patni and Amit Gandhi are principals and co-founders of M&R Hotel Management, a hotel operator based in Great Neck, New York with over 20 years of experience and 20 hotels under management under various brands including Hilton, Hyatt, IHG Hotels & Resorts, Choice Hotels, Wyndham Hotels & Resorts, Best Western Hotels & Resorts, and Marriott.

Property Management. The Fairfield Inn by Marriott Central Park Property is managed by M&R Hospitality Management Corp., a borrower affiliated management company.

Initial and Ongoing Reserves. At origination of the Fairfield Inn by Marriott Central Park Whole Loan, the borrower deposited approximately (i) $558,913 into a real estate tax reserve account and (ii) $5,000 into a reserve account for fees associated with the comfort letter transfer.

Tax Escrows – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that are required to be paid by the borrower or that the lender reasonably estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $111,783).

Insurance Reserve – At the lender’s option, if the liability or casualty policy maintained by the borrower is not an approved blanket or umbrella policy, or the lender requires the borrower to obtain a separate policy, the borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which would be sufficient to pay the insurance premiums due for the renewal of coverage afforded by the insurance policies. At origination of the Fairfield Inn by Marriott Central Park Whole Loan, an acceptable blanket policy was in place.

FF&E Reserve – The borrower is required to deposit into a furniture, fixtures and equipment (“FF&E”) reserve, on a monthly basis, an amount equal to the greater of (i) the FF&E Payment (as defined below), and (ii) the amount of the deposit (if any) then required by the franchisor on account of FF&E under the Franchise Agreement (as defined below).

“FF&E Payment” means with respect to each monthly payment date, an amount equal to 1/12th of 4.0% of the annual gross revenues for the hotel related operations at the Fairfield Inn by Marriott Central Park Property for the immediately preceding calendar year as reasonably determined by lender. The initial monthly FF&E Payment was determined to be approximately $64,108.

“Franchise Agreement” means that certain Fairfield Inn & Suites by Marriott Hotel Franchise Agreement, dated as of December 29, 2014 between the borrower and Marriott International, Inc., a Delaware corporation, as amended, and as the same may further be

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

53

Hospitality – Select Service 538 West 58th Street New York, NY 10019	Collateral Asset Summary – Loan No. 3 Fairfield Inn by Marriott Central Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,500,000 59.5% 1.54x 12.3%

amended, supplemented or otherwise modified from time to time in accordance with the terms of the Fairfield Inn by Marriott Central Park Whole Loan Documents, or, if the context requires, any replacement franchise agreement approved by lender in accordance with the terms of the Fairfield Inn by Marriott Central Park Whole Loan Documents.

PIP Reserve – The borrower is required to deposit into a property improvement plan (“PIP”) reserve, an amount equal to 110% of the costs of the related PIP work as estimated by the lender in its reasonable discretion (A) in the case of any then-existing or renewal Franchise Agreement, prior to the effective date that any PIP is imposed and (B) in the case of any new Franchise Agreement, on or prior to the date such Franchise Agreement is executed and delivered; provided, however, that such costs are exclusive of the cost of any PIP work which is duplicative of any approved FF&E for which adequate FF&E reserves exist, as reasonably determined by lender.

Lockbox / Cash Management. The Fairfield Inn by Marriott Central Park Whole Loan is structured with a hard lockbox and springing cash management. At origination of the Fairfield Inn by Marriott Central Park Whole Loan, the borrower was required to establish a lender-controlled lockbox account into which the borrower is immediately required to deposit, or cause the property manager to immediately deposit, all revenue generated by the Fairfield Inn by Marriott Central Park Property. Within two business days of origination of the Fairfield Inn by Marriott Central Park Whole Loan, the borrower is required to deliver direction letters to (i) all tenants occupying space at the Fairfield Inn by Marriott Central Park Property directing them to pay all rent and other sums due under the lease to which they are a party into the lender-controlled lockbox account and (ii) each of the credit card companies or credit card clearing banks with which the borrower or property manager has entered into a merchant’s or other credit card agreement directing them to pay all payments which would otherwise be paid to the borrower or property manager under the applicable credit card processing agreement into the lender-controlled lockbox account. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrower unless a Trigger Period (as defined below) exists, in which case, at the lender’s election, all funds in the lockbox account are required to be swept on each business day to a lender-controlled cash management account to be applied and disbursed in accordance with the Fairfield Inn by Marriott Central Park Whole Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Fairfield Inn by Marriott Central Park Whole Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Fairfield Inn by Marriott Central Park Whole Loan. Upon the cure of the applicable Trigger Period, so long as no event of default exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the Fairfield Inn by Marriott Central Park Whole Loan documents, the lender may apply funds to the debt in such priority as it may determine.

“Trigger Period” means the period commencing on the earliest of (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio falling below 1.30x, (iii) the occurrence of a Franchise Agreement Trigger Period (as defined below), and (iv) the occurrence of a property manager bankruptcy event; and expiring upon (w) with respect to clause (i) above, the cure of the applicable event of default, (x) with respect to clause (ii) above, the debt service coverage ratio remaining equal to or greater than 1.30x for two consecutive calendar quarters, (y) with respect to clause (iii) above, the cure of the applicable Franchise Agreement Trigger Period, and (z) with respect to clause (iv) above, the borrower’s replacement of the applicable property manager with a property manager and a management agreement each approved by the lender.

“Franchise Agreement Trigger Period” means a period (A) commencing upon the first to occur of any of the following: (i) the borrower being in default under the Franchise Agreement beyond any applicable notice and cure periods, (ii) the borrower or franchisor giving notice that it is terminating the Franchise Agreement, (iii) any termination or cancellation or expiration of the Franchise Agreement (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding of the franchisor), (iv) any bankruptcy or insolvency of the franchisor, (v) the Fairfield Inn by Marriott Central Park Property failing to be operated, “flagged” and/or branded pursuant to the Franchise Agreement and (vi) any permit applicable to the Franchise Agreement ceasing to be in full force and effect and such cessation has a material adverse effect; and (B) expiring upon the lender’s receipt of evidence reasonably acceptable to the lender of (1) (a) the satisfaction of the Franchise Agreement Cure Conditions (as defined below) or (b) the branding, “flagging” and operation of the Fairfield Inn by Marriott Central Park Property pursuant to a replacement qualified franchise agreement approved in writing by lender and entered into in accordance with the Fairfield Inn by Marriott Central Park Whole Loan documents and (2) to the extent a PIP is required in connection with the foregoing, the deposit of the corresponding PIP Deposit into the PIP reserve in accordance with the Fairfield Inn by Marriott Central Park Whole Loan documents.

“Franchise Agreement Cure Conditions” means each of the following: (i) the borrower has cured all defaults (if any) under the Franchise Agreement to the satisfaction of the applicable franchisor, (ii) the borrower and the applicable franchisor have re-affirmed the Franchise Agreement as being in full force and effect, (iii) with respect to any applicable bankruptcy or insolvency proceedings involving the applicable franchisor and/or Franchise Agreement (if any), such franchisor is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed such Franchise Agreement pursuant to a final, non-appealable order of a court of competent jurisdiction, (iv) the Fairfield Inn by Marriott Central Park Property continues to be operated, “flagged” or branded pursuant to the Franchise Agreement, and (v) all permits applicable to the related Franchise Agreement are in full force and effect.

Current Mezzanine or Secured Subordinate Indebtedness. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

54

Hospitality – Select Service 538 West 58th Street New York, NY 10019	Collateral Asset Summary – Loan No. 3 Fairfield Inn by Marriott Central Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,500,000 59.5% 1.54x 12.3%

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

55

Retail – Super Regional Mall 5000 West Empire Mall Sioux Falls, SD 57106	Collateral Asset Summary – Loan No. 4 Empire Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 59.4% 2.24x 16.5%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

56

Retail – Super Regional Mall 5000 West Empire Mall Sioux Falls, SD 57106	Collateral Asset Summary – Loan No. 4 Empire Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 59.4% 2.24x 16.5%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

57

Retail – Super Regional Mall 5000 West Empire Mall Sioux Falls, SD 57106	Collateral Asset Summary – Loan No. 4 Empire Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 59.4% 2.24x 16.5%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

58

Retail – Super Regional Mall 5000 West Empire Mall Sioux Falls, SD 57106	Collateral Asset Summary – Loan No. 4 Empire Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 59.4% 2.24x 16.5%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

59

Retail – Super Regional Mall 5000 West Empire Mall Sioux Falls, SD 57106	Collateral Asset Summary – Loan No. 4 Empire Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 59.4% 2.24x 16.5%
Mortgage Loan Information		Property Information
Loan Seller:	GACC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Retail – Super Regional Mall
Borrower Sponsor(s):	Simon Property Group, L.P.	Collateral:	Fee / Leasehold
Borrower(s):	Empire Mall, LLC	Location:	Sioux Falls, SD
Original Balance(1):	$40,000,000	Year Built / Renovated:	1974 / 2013
Cut-off Date Balance(1):	$40,000,000	Property Management:	Simon Management Associates, LLC
% by Initial UPB:	6.8%	Size:	1,024,394 SF
Interest Rate:	6.71600%	Appraised Value / Per SF:	$202,000,000 / $197
Note Date:	October 1, 2025	Appraisal Date:	June 26, 2025
Original Term:	60 months	Occupancy:	87.2% (as of September 4, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	93.1%
Original Amortization:	NAP	Underwritten NOI(3):	$19,837,440
Interest Only Period:	60 months	Underwritten NCF:	$18,331,837
First Payment Date:	November 1, 2025
Maturity Date:	October 1, 2030	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI(3):	$17,938,430 (TTM August 31, 2025)
Additional Debt Balance(1):	$80,000,000	2024 NOI:	$18,000,096
Call Protection(2):	L(26), D(27),O(7)	2023 NOI:	$17,161,886
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	$17,190,061

Reserves(4)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$117
Taxes:	$0	Springing	NAP	Maturity Date Loan / SF:	$117
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	59.4%
Replacement Reserves:	$0	Springing	NAP	Maturity Date LTV:	59.4%
TI/LC Reserve:	$0	$69,246	$3,323,820	UW NOI DY:	16.5%
Outstanding TI/LC Reserve:	$0(5)	$0	NAP	UW NCF DSCR:	2.24x
Gap Rent Reserve:	$992,738	$0	NAP

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$120,000,000	71.1%	Loan Payoff	$167,214,263	99.0%
Borrower Sponsor Equity	48,842,063	28.9	Upfront Reserves	992,738	0.6
			Closing Costs	635,062	0.4

Total Sources	$168,842,063	100.0%	Total Uses	$168,842,063	100.0%
(1)	The Empire Mall Mortgage Loan (as defined below) is part of the Empire Mall Whole Loan (as defined below) evidenced by four pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $120.0 million. The Financial Information in the chart above reflects the Empire Mall Whole Loan (as defined below).
(2)	Defeasance of the Empire Mall Whole Loan is permitted at any time after the date that is the earliest to occur of (i) two years after the closing date of the securitization that includes the last note to be securitized and (ii) October 1, 2028. The assumed defeasance lockout period of 26 payments is based on the anticipated closing date of the Benchmark 2025-V19 securitization trust in December 2025. The actual defeasance lockout period may be longer.
(3)	The increase in the Underwritten NOI from the Most Recent NOI is primarily driven by Underwritten NOI reflecting the higher rent associated with the Dick’s expansion space.
(4)	For a full description of Escrows and Reserves, please refer to “Escrows and Reserves” below.
(5)	In lieu of an upfront cash deposit, the guarantor has executed a guaranty for the required initial deposit to the Outstanding TI/LC Reserve as permitted by the Empire Mall Whole Loan documents. Please see “Escrows and Reserves” below.

The Loan. The fourth largest mortgage loan (the “Empire Mall Mortgage Loan”) is part of a whole loan evidenced by four pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $120,000,000 (the “Empire Mall Whole Loan”). The Empire Mall Whole Loan is secured by the borrower’s fee and leasehold interests in a 1,024,394 SF super regional mall located in Sioux Falls, South Dakota (the “Empire Mall Property”). The Empire Mall Mortgage Loan is evidenced by the non-controlling A-4 note with an aggregate outstanding principal balance as of the Cut-off Date of $40,000,000. The scheduled maturity date of the Empire Mall Whole Loan is October 1, 2030.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

60

Retail – Super Regional Mall 5000 West Empire Mall Sioux Falls, SD 57106	Collateral Asset Summary – Loan No. 4 Empire Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 59.4% 2.24x 16.5%

The relationship between the holders of the Empire Mall Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Outside Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The Empire Mall Whole Loan will be serviced pursuant to the pooling and servicing agreement for the WFCM 2025-5C7 securitization trust. See “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Whole Loans” in the Preliminary Prospectus.

The table below identifies the promissory notes that comprise the Empire Mall Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$40,000,000	$40,000,000	WFCM 2025-5C7	Yes
A-2	$20,000,000	$20,000,000	WFCM 2025-5C7	No
A-3(1)	$20,000,000	$20,000,000	Wells Fargo Bank, National Association	No
A-4	$40,000,000	$40,000,000	Benchmark 2025-V19	No
Total	$120,000,000	$120,000,000
(1)	Expected to be contributed to one or more future securitization transactions.

The Property. The Empire Mall Property is a single-level, Class B super-regional shopping mall located in Sioux Falls, South Dakota. The Empire Mall Property is situated on an 82.4-acre site and features a total of 1,166,418 SF of gross leasable area (“GLA”) including outparcels, of which 1,024,394 SF of the GLA is owned space. The Empire Mall Property is anchored by JCPenney, Dick’s House of Sport and Macy’s, which owns its improvements and ground leases the underlying land from the borrower. Other major tenants include Crunch Fitness, Buckle, Hy-Vee, Old Navy and Helzberg Diamonds. Built between 1974 and 1977 with notable renovation occurring in 2013 and a recent addition of Freddy's Frozen Custard in 2022, the Empire Mall Property also includes 14 outparcel buildings, ranging from a high-performing Hy-Vee grocery store to various retail and restaurant establishments. The Empire Mall Property had an average occupancy of 91.6% from 2016 to 2024.

As of September 4, 2025, the Empire Mall Property was 87.2% leased based on owned SF to 110 unique tenants. The trailing 12-month in-line sales PSF as of July 31, 2025, is $437 PSF, representing a 33.6% increase over 2020 and 4.8% increase over pre-pandemic 2019.

Major Tenants.

Dick’s House of Sport (100,709 SF; 9.8% of NRA; 10.5% of underwritten base rent). Founded in 1948 and headquartered in Pittsburgh, Pennsylvania, Dick’s House of Sport (“Dick’s”) is an American sporting goods retailer that offers a wide range of sports and outdoor equipment, athletic apparel and footwear. Dick’s has been a tenant at the Empire Mall Property since March 2013 and executed a lease in August 2025 to expand from its existing 50,300 SF space to a new anchor space totaling 100,709 SF. Dick’s received $100 PSF in allowable tenant reimbursements in connection with the buildout of the expansion space. Dick’s remains in occupancy and operating in its existing 50,300 SF space. The Dick’s expansion space lease is anticipated to commence in September 2026, has a lease expiration in August 2036 and has three, five-year renewal options. The landlord work for the space is complete, Dick’s has possession of the expansion space and is completing its work. There are no termination options associated with the lease.

Crunch Fitness (60,000 SF; 5.9% of NRA; 4.3% of underwritten base rent). Founded in 1989, Crunch Fitness is headquartered in New York, NY. Crunch Fitness specializes in fitness, personal training, retail, health and wellness and has over 300 locations worldwide. Crunch Fitness has been a tenant at the Empire Mall Property since November 2023, has a lease expiring in November 2034 and has two five-year renewal options. There are no termination options associated with the lease.

Buckle (5,576 SF; 0.5% of NRA; 3.8% of underwritten base rent). Founded in 1948, Buckle is an American Fashion retailer selling clothing, footwear and accessories for men, women and children. Today, Buckle has more than 440 retail stores across 42 states in United States. Buckle has been a tenant at the Empire Mall Property since February 2024, has a lease expiring in January 2027 and has no renewal options. There are no termination options associated with the lease.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

61

Retail – Super Regional Mall 5000 West Empire Mall Sioux Falls, SD 57106	Collateral Asset Summary – Loan No. 4 Empire Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 59.4% 2.24x 16.5%

The following table presents certain information relating to the top tenants at the Empire Mall Property:

Top Tenant Summary(1)
Tenant Name		Net Rentable Area (SF)	% of Total NRA	U/W Base Rent	% of Total UW Base Rent	Annual UW Rent PSF
	Credit Rating (Fitch/Moody's/S&P)						Occ Cost(2)	Lease Exp. Date	Renewal Option	Termination Option (Y/N)	Sales PSF(2)
Anchors
Dick’s House of Sport	NR/NR/NR	100,709	9.8%	$1,762,408	10.5%	$17.50	8.1%(3)	8/31/2036	3 x 5 yr	N	$243(3)
JCPenney	NR/NR/NR	134,209	13.1%	$356,931	2.1%	$2.66	2.5%	4/30/2031	2 x 5 yr	N	$113
Macy's	BBB-/Ba1/BB+	100,790	9.8%	$120,000	0.7%	$1.19	4.0%	3/31/2034	2 x 5 yr	N	$87
Total/Wtd. Avg.		335,708	32.8%	$2,239,339	13.4%	$6.67	6.5%

Major Tenants
Crunch Fitness	NR/NR/NR	60,000	5.9%	$722,748	4.3%	$12.05	NAV	11/30/2034	2 x 5 yr	N	NAV
Buckle	NR/NR/NR	5,576	0.5%	$632,850	3.8%	$113.50	16.0%	1/31/2027	N	N	$956
Hy-Vee	NR/NR/NR	89,044	8.7%	$618,775	3.7%	$6.95	NAV	12/31/2026	4 x 5 yr	N	NAV
Old Navy	NR/NR/NR	16,489	1.6%	$600,057	3.6%	$36.39	14.8%	1/31/2027	N	N	$300
Helzberg Diamonds	NR/NR/NR	2,034	0.2%	$459,421	2.7%	$225.87	12.6%	1/31/2030	N	N	$2,127
Tilly’s	NR/NR/NR	6,574	0.6%	$437,024	2.6%	$66.48	37.1%	1/31/2028	N	N	$188
Lululemon	NR/NR/NR	7,251	0.7%	$435,060	2.6%	$60.00	8.0%	10/31/2030	N	N	$1,117
Victoria’s Secret/ Victoria’s Secret Pink	NR/NR/NR	8,895	0.9%	$424,910	2.5%	$47.77	17.2%	1/31/2034	N	N	$482
American Eagle Outfitters	NR/NR/NR	6,800	0.7%	$368,642	2.2%	$54.21	16.8%	1/31/2028	N	N	$554
Maurices	NR/NR/NR	5,726	0.6%	$362,007	2.2%	$63.22	23.9%	6/30/2028	N	N	$419
Largest Tenants		208,389	20.3%	$5,061,496	30.2%	$24.29	10.8%

Non-Major Tenants		349,540	34.1%	$9,452,719	56.4%	$27.04

Occupied Collateral Total		893,637	87.2%	$16,753,553	100.0%	$18.75
Vacant Space		130,757	12.8%
Total/Wtd. Avg.		1,024,394	100.0%
(1)	Based on the underwritten rent roll dated as of September 4, 2025.
(2)	Based on 7/31/2025 TTM Sales, unless otherwise specified.
(3)	Dick’s Occ Cost and Sales PSF are calculated based on the 2024 annual rent of $984,648 and 50,300 SF of occupied space. According to the borrower sponsor, Dick’s will be expanding into its newly signed 100,709 SF space in 2026.

The following table presents certain information relating to the tenant sales of the Empire Mall Property:

Sales History
	2019	2020	2021	2022	2023	2024(1)	7/31/2025 TTM(1)(2)
Gross Property Sales	$180,506,000	$131,991,000	$178,750,000	$179,504,000	$176,499,720	$187,942,077	$188,187,694
Comparable Sales PSF (Inline < 10,000 SF)	$417	$327	$479	$480	$449	$439	$437
Occupancy Cost (Inline < 10,000 SF)	15.3%	17.6%	13.3%	13.1%	14.1%	13.5%	13.8%
(1)	Reflects sales for Dick’s and T.J. Maxx as reported for the February 2024 to January 2025 lease period. Reflects sales for Dillard’s for the March 2024 to December 2024 period due to not being open prior to March 2024.
(2)	Reflects sales for Macy’s and JCPenney for calendar year 2024 due to tenants reporting sales on an annual basis.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

62

Retail – Super Regional Mall 5000 West Empire Mall Sioux Falls, SD 57106	Collateral Asset Summary – Loan No. 4 Empire Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 59.4% 2.24x 16.5%

The following table presents certain information relating to the historical anchor and large tenant sales performance of the Empire Mall Property:

Historical Anchor and Large Format Tenant Sales Performance(1)
Tenant	SF	2021	PSF	2022	PSF	2023	PSF	2024	PSF
JCPenney	134,209	$16,000,000	$119	$16,900,000	$126	$16,100,000	$120	$15,100,000	$113
Dillard's	142,024	NAV	NAV	NAV	NAV	NAV	NAV	$14,400,000(2)	$101
T.J. Maxx	25,818	$11,800,000	$457	$11,400,000	$442	$11,700,000	$453	$13,300,000	$515
Dick's House of Sport	50,300(3)	$10,700,000	$213	$10,700,000	$213	$11,700,000	$233	$12,200,000	$243
Macy's	100,790	$12,300,000	$122	$12,100,000	$120	$11,100,000	$110	$8,800,000	$87
Old Navy	16,489	$6,107,000	$370	$5,146,000	$312	$4,762,146	$289	$5,004,651	$304
The District (Restaurant)	37,000	$865,000	$23	$1,208,000	$33	$1,416,419	$38	$1,459,278	$39
Total	506,630	$57,772,000	$114	$57,454,000	$113	$56,778,565	$112	$70,263,929	$139
(1)	Large format tenants represent tenants over 10,000 SF.
(2)	Dillard’s opened in March 2024 and is showing partial year 2024 sales.
(3)	Dick’s square footage of 50,300 represents total square footage in suite 2004 prior to tenant's relocation/expansion to suite 2003 scheduled for September 2026.

The following table presents certain information relating to the lease rollover schedule at the Empire Mall Property, based on the initial lease expiration dates:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
MTM & 2025	32,180	3.1%	3.1%	$509,101	3.0%	$15.82	13
2026	136,582	13.3%	16.5%	$2,645,140	15.8%	$19.37	25
2027	88,592	8.6%	25.1%	$2,464,540	14.7%	$27.82	17
2028	59,515	5.8%	30.9%	$2,247,757	13.4%	$37.77	16
2029	59,795	5.8%	36.8%	$1,252,006	7.5%	$20.94	8
2030	45,512	4.4%	41.2%	$2,046,328	12.2%	$44.96	11
2031	149,009	14.5%	55.8%	$1,162,859	6.9%	$7.80	5
2032	10,591	1.0%	56.8%	$173,059	1.0%	$16.34	2
2033	16,106	1.6%	58.4%	$626,398	3.7%	$38.89	3
2034	172,831	16.9%	75.2%	$1,405,716	8.4%	$8.13	4
2035	17,956	1.8%	77.0%	$281,734	1.7%	$15.69	4
2036 & Thereafter	104,968	10.2%	87.2%	$1,938,917	11.6%	$18.47	5
Vacant	130,757	12.8%	100.0%	$0	0.0%	NAP	NAP
Total / Wtd. Avg.	1,024,394	100.0%		$16,753,553	100.0%	$18.75	113
(1)	Based on the underwritten rent roll as of September 4, 2025.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

63

Retail – Super Regional Mall 5000 West Empire Mall Sioux Falls, SD 57106	Collateral Asset Summary – Loan No. 4 Empire Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 59.4% 2.24x 16.5%

Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the operating history and underwritten cash flows of the Empire Mall Property:

Cash Flow Analysis
	2021	2022	2023	2024	8/31/2025 TTM	UW	UW PSF
Base Rent(4)	$13,614,629	$13,873,578	$14,139,163	$14,598,706	$14,667,819	$16,565,740	$16.17
Contractual Rent Steps	$0	$0	$0	$0	$0	$187,813(1)	$0.18
Percentage Rent	$914,394	$1,086,113	$980,810	$1,214,915	$982,843	$826,864	$0.81
(Bad Debt / Collection Loss)	($252,155)	($53,279)	($47,924)	$41,631	$46,701	$0	$0.00
Grossed Up Vacant Space	$0	$0	$0	$0	$0	$1,783,367	$1.74
Gross Potential Rent	$14,781,178	$15,012,970	$15,167,897	$15,771,990	$15,603,961	$19,363,785	$18.90
(Vacancy)	$0	$0	$0	$0	$0	$1,783,367	$1.74
Net Rental Income	$14,781,178	$15,012,970	$15,167,897	$15,771,990	$15,603,961	$17,580,418	$17.16
Other Revenue	$1,527,901	$1,635,063	$1,394,429	$1,310,526	$1,260,495	$1,343,902	$1.31
Reimbursement Revenue	$6,299,708	$6,202,859	$6,126,949	$6,530,082	$6,755,100	$7,099,047	$6.93
Effective Gross Income	$22,608,787	$22,850,892	$22,689,275	$23,612,598	$23,619,556	$26,023,366	$25.4
Real Estate Taxes	$1,781,230	$1,386,906	$1,320,547	$1,268,508	$1,231,840	$1,318,625	$1.29
Insurance	$302,519	$342,751	$378,576	$410,327	$530,251	$722,679	$0.71
Management Fee	$640,085	$664,488	$660,693	$684,998	$676,795	$780,701	$0.76
Other Expenses	$3,222,498	$3,266,686	$3,167,573	$3,248,669	$3,242,240	$3,363,921	$3.28
Total Expenses	$5,946,332	$5,660,831	$5,527,389	$5,612,502	$5,681,126	$6,185,926	$6.04
Net Operating Income(4)	$16,662,455	$17,190,061	$17,161,886	$18,000,096	$17,938,430	$19,837,440	$19.37
Capital Expenditures	$0	$0	$0	$0	$0	$204,879	$0.20
TI/LC	$0	$0	$0	$0	$0	$1,300,724	$1.27
Net Cash Flow	$16,662,455	$17,190,061	$17,161,886	$18,000,096	$17,938,430	$18,331,837	$17.90

Occupancy (%)	87.0%	91.0%	89.0%	95.0%	87.2%(2)	93.1%(2)
NOI DSCR(3)	2.04x	2.10x	2.10x	2.20x	2.20x	2.43x
NCF DSCR(3)	2.04x	2.10x	2.10x	2.20x	2.20x	2.24x
NOI Debt Yield(3)	13.9%	14.3%	14.3%	15.0%	14.9%	16.5%
NCF Debt Yield(3)	13.9%	14.3%	14.3%	15.0%	14.9%	15.3%

(1)	Represents rent steps through June 2025.
(2)	8/31/2025 TTM Occupancy % represents physical occupancy based on the underwritten rent roll dated September 4, 2025. UW Occupancy % represents economic occupancy.
(3)	DSCRs and Debt Yields are based on the Empire Mall Whole Loan.
(4)	The increase in UW Base Rent and UW Net Operating Income from 8/31/2025 TTM Base Rent and 8/31/2025 TTM Net Operating Income is primarily driven by UW Base Rent reflecting the higher rent associated with the Dick’s expansion space.

Appraisal. According to the appraisal, the Empire Mall Property has an “as-is” appraised value of $202,000,000 as of June 26, 2025.

Empire Mall Appraised Value(1)
Property	Value	Capitalization Rate
Empire Mall	$202,000,000	9.25%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental assessment dated September 18, 2025, a recognized environmental condition (“REC”) was identified at the Empire Mall Property associated with three on-site underground storage tanks (“USTs”) installed in 2008. A prior Phase II ESA was performed in 2019; however, it did not encompass the entirety of the collateral and did not address potentially impacted subsurface media. The USTs are equipped with a continuous monitoring system and passed tank integrity tests in 2025. An opinion of probable cost was obtained for related remediation with an upper-end estimate of $400,000. No environmental insurance was required. The Empire Mall Whole Loan documents provide that the SPE borrower has personal liability for losses related to breaches of environmental covenants, among other things. See “Description of the Mortgage Pool –Environmental Considerations” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

64

Retail – Super Regional Mall 5000 West Empire Mall Sioux Falls, SD 57106	Collateral Asset Summary – Loan No. 4 Empire Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 59.4% 2.24x 16.5%

The Market. The Empire Mall Property is located in Sioux Falls, Minnehaha County, South Dakota, approximately 5.7 miles from Downtown Sioux Falls and 7.9 miles from Sioux Falls Regional Airport. The Empire Mall Property is located along a major commercial corridor, with Walmart and Sam’s Club located to the north of the Empire Mall Property and residential neighborhoods to the immediate south and west. According to the appraisal, the Empire Mall Property benefits from its strategic location within the Sioux Falls metro area. It is accessible via West 41st Street, West 49th Street, and Louise Avenue, with Interstate 29, a major north-south highway, located just west of the property. The Empire Mall Property is the biggest shopping center between Denver and Minneapolis, with no competing regional malls within a 75-mile radius. The presence of a high-performing Hy-Vee grocery store further enhances its demand. According to the appraisal, the top five employers in the surrounding area are Sanford Health, Avera Health, Smithfield Foods, Hy-Vee Food Stores and Wells Fargo Bank, National Association.

According to the appraisal, the 2025 average household income within a one-, three- and five-mile radius of the Empire Mall Property was approximately $68,078, $113,846 and $110,816, respectively; and within the same radii, the 2025 estimated population was 9,280, 95,129 and 178,383, respectively.

According to the appraisal, the Empire Mall Property is situated in the Sioux Falls, South Dakota submarket. As of the second quarter of 2025, the submarket reported total inventory of approximately 16.1 million SF with 1.90% vacancy rate and average rents of $17.60 PSF.

The following table presents certain information relating to the market rent summary of the Empire Mall Property:

Market Rent Summary(1)
	Market Rent (PSF)	Lease Term (Yrs.)	Rent Increase Projections	New Tenant Improvements PSF
0 to 1,500 SF Space	$70.00	5	3.0% annually	$30.00
1,501-2,500 SF Space	$65.00	5	3.0% annually	$30.00
2,501-4,000 SF Space	$60.00	5	3.0% annually	$30.00
4,001-6,500 SF Space	$55.00	5	3.0% annually	$30.00
6,501-10,000 SF Space	$40.00	5	3.0% annually	$30.00
Jewelry Space	$160.00	5	3.0% annually	$30.00
Restaurant Space	$40.00	5	3.0% annually	$50.00
Snack Bars Space	$225.00	5	3.0% annually	$30.00
Food Court Space	$150.00	5	3.0% annually	$30.00
Greater than 10,000 SF Space	$25.00	10	10.0% every 5 years	$20.00
Owned Anchor Space	$4.00	15	10.0% every 5 years	$20.00
Grocery Space	$7.50	15	10.0% every 5 years	$20.00
Health Club Space	$12.50	15	10.0% every 5 years	$40.00
Small Outparcel Space	$30.00	5	3.0% annually	$30.00
Large Outparcel Space	$20.00	10	10.0% every 5 years	$30.00
(1)	Information obtained from the Appraisal.

The following table presents certain information relating to the competitive properties of the Empire Mall Property:

Competitive Property Summary(1)
Property Name	Year Built/Renovated	Total NRA(SF)		Total Occupancy		Anchor / Major Tenants	Distance to Empire Mall Property
Empire Mall	1974 / 2013	1,024,394	(2)	87.2%	(2)	JCPenney, Macy’s, Dick’s House of Sport	NAP
Crabtree Valley Mall	1972 / 2003	1,147,631		87.0%		Macy’s, Belk, Belk Men’s, Dick’s House of Sports	1,370 miles
Chula Vista Center	1962 / 2012	491,053		88.0%		Macy's, JCPenney, Burlington, Curacao, AMC Theatres	1,699 miles
The Annapolis Mall	1980 / 2007	1,124,406		66.0%		Macy's, JCPenney	1,298 miles
South Plains Mall	1972 / 2015	983,517		70.0%		Dillard’s, Dillard’s Women’s, Dillard’s Men’s, JCPenney, Barnes & Noble, Beall’s, Premiere Cinemas	912 miles
Galleria at Sunset	1996 / 2002	567,483		87.0%		Dillard’s, Kohl’s, Macy’s, JCPenney, Dick’s Sporting Goods	1,375 miles
Wtd. Avg.				79.6%
(1)	Information obtained from the appraisal, unless otherwise specified.
(2)	Based on the owned SF of the underwritten rent roll as of September 4th, 2025. Total Occupancy based on total SF is 88.8%.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

65

Retail – Super Regional Mall 5000 West Empire Mall Sioux Falls, SD 57106	Collateral Asset Summary – Loan No. 4 Empire Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 59.4% 2.24x 16.5%

The Borrower and the Borrower Sponsor. The borrower for the Empire Mall Whole Loan is Empire Mall, LLC, a Delaware limited liability company with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Empire Mall Whole Loan.

The borrower sponsor and non-recourse guarantor for the Empire Mall Whole Loan is Simon Property Group, L.P. (“Simon”). The Empire Mall Whole Loan documents provide that the borrower has personal liability for losses related to breaches of environmental covenants and other stipulated recourse events; however, for so long as Simon is the non-recourse carveout guarantor, the non-recourse carveout guarantor’s liability is limited to 20% of the original principal amount of the Empire Mall Whole Loan, plus all reasonable out-of-pocket costs and expenses (including court costs and fees and reasonable attorneys’ fees) incurred in the enforcement of the guaranty or preservation of the lender’s rights under the guaranty.

Simon is the operating partnership of Simon Property Group Inc. (NYSE: SPG), a global leader in the ownership of premier shopping, dining, entertainment, and mixed-use destinations, and an S&P 100 company. Simon Property Group, L.P. owns properties across North America, Europe, and Asia, providing community gathering places for millions of people daily and generating billions in annual sales. The company maintains a strong financial position, with a credit rating of A/A3 by S&P/Moody’s. As of June 30, 2025, Simon owned or held an interest in 194 income-producing properties in the United States, including 92 malls, 70 premium outlets, 14 Mills-branded shopping centers, six lifestyle centers and 12 other retail properties. Simon also owns an 88% non-controlling interest in The Taubman Realty Group, LLC, or TRG, which has an interest in 22 regional, super-regional and outlet malls in the United States and Asia. Additionally, Simon has a 22.4% ownership interest in Klépierre SA, a publicly traded, Paris-based real estate company, which owns shopping centers in 14 European countries. As of November 25, 2025, Simon had an equity market capitalization of approximately $60.4 billion.

Property Management. The Empire Mall Property is managed by Simon Management Associates, LLC, an affiliate of the borrower.

Initial and Ongoing Reserves. At origination, the borrower was required to deposit into escrow approximately $11,572,000 for outstanding tenant improvements and/or leasing commissions reserves due in connection with any lease at the Empire Mall Property, provided, however, so long as no event of default has occurred and is continuing, the borrower has the right in lieu of making the upfront cash deposit to provide either (i) a guaranty acceptable to the lender which guarantees payment of the required Outstanding TI/LC Reserve amounts or (ii) a letter of credit acceptable to the lender in the amount of the upfront Outstanding TI/LC Reserve deposit. In lieu of the upfront cash deposit, the guarantor has executed a guaranty for the required Outstanding TI/LC Reserve amounts. At origination, the borrower also deposited $992,738 for gap rent for future rent credits or abatements under existing leases.

Tax Escrows – After the occurrence of a Control Event (as defined below) or during a Lockbox Event Period (as defined below), or at any time (x) any property taxes are not paid by the borrower prior to the assessment of a penalty, or (y) upon request of the lender, the borrower fails to promptly provide evidence that property taxes have been paid prior to the assessment of a penalty, the Empire Mall Whole Loan documents require the borrower to make monthly payments into the real estate tax reserve in an amount equal to 1/12th of the property taxes that the lender reasonably estimates will be payable during the ensuing 12 months.

Insurance Escrows – After the occurrence of a Control Event or during a Lockbox Event Period, if the borrower has not provided satisfactory evidence to the lender that the Empire Mall Property is covered by policies that are being maintained as part of a reasonably acceptable blanket insurance policy, the Empire Mall Whole Loan documents require the borrower to make ongoing monthly deposits in an amount equal to 1/12th of the insurance premiums that the lender reasonably estimates will be payable for the renewal of the coverage afforded by the policies in order to accumulate sufficient funds to pay the premiums at least 30 days prior to expiration.

Replacement Reserves – After the occurrence of a Control Event or during the Lockbox Event Period, the Empire Mall Whole Loan documents require springing ongoing monthly deposits of $17,312 for replacement reserves.

TI/LC Reserves – The Empire Mall Whole Loan documents require ongoing monthly deposits of $69,246 in the rollover reserve account, capped at $3,323,820, provided that no such cap will apply during a Lockbox Event Period.

A “Control Event” will occur upon neither Simon Property Group, Inc. nor Simon Property Group, L.P. owning at least 50% of the direct or indirect interests in the borrower or controlling the borrower.

Lockbox / Cash Management. The Empire Mall Whole Loan is structured with a hard lockbox and springing cash management. The borrower is required to deposit all rents into a lender-controlled lockbox account within two business days of receipt and to direct all tenants to make direct rent deposits into the lockbox account. As long as a Lockbox Event Period is not in effect, all funds in the lockbox account are required to be distributed to the borrower each Wednesday (or more frequently if required by the borrower in accordance with the lockbox agreement). During the continuance of a Lockbox Event Period, all funds in the lockbox will be transferred weekly to a lender-controlled cash management account to be disbursed in accordance with the Empire Mall Whole Loan documents, with any excess funds required to be held as additional security in an excess cash flow subaccount controlled by the lender for so long as the Lockbox Event Period continues.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

66

Retail – Super Regional Mall 5000 West Empire Mall Sioux Falls, SD 57106	Collateral Asset Summary – Loan No. 4 Empire Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$40,000,000 59.4% 2.24x 16.5%

A “Lockbox Event Period” will commence upon (i) an event of default, (ii) bankruptcy of the borrower; (iii) bankruptcy action of the property manager if the manager is an affiliate of the borrower; or (iv) the trailing four calendar quarter period debt yield falls below 13.0% for two calendar quarters. A Lockbox Event Period will end upon the occurrence of the following: (i) with regard to clause (i) and clause (ii) above, upon the cure of such event of default; or such bankruptcy action of the property manager is discharged or dismissed within ninety days; or (ii) with regard to clause (iii) above, upon replacement of the manager within sixty days; or (iii) with regard to clause (iv) above, (a) upon the debt yield being equal to or greater than 13.0% for two calendar quarters, (b) the borrower prepays a portion of the Empire Mall Whole Loan to improve the debt yield to no less than 13.0%, (c) the borrower delivers cash or securities acceptable to the lender and has received a rating agency confirmation, or (d) the borrower provides a letter of credit in an amount that if applied to the repayment of the Empire Mall Whole Loan would result in a debt yield equal to 13.0%.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. The borrower has a leasehold interest in a 13,450 square foot outparcel that is sub-leased to Men’s Wearhouse and Red Lobster, each of which constructed its tenant improvements at its own expense. The leasehold parcel’s net operating income constitutes approximately 2.4% of the total net operating income for the Empire Mall Property, which was included for loan underwriting purposes. The related ground lease with Judson S. Berry Trust, as ground lessor, expires September 30, 2033 and currently has an annual ground rent payment of approximately $80,404. No extensions of the ground lease term are currently available.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

67

Hospitality – Full Service 100 Continental Drive Newark, DE 19713	Collateral Asset Summary – Loan No. 5 Hilton Wilmington / Christiana	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 61.1% 1.80x 14.3%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

68

Hospitality – Full Service 100 Continental Drive Newark, DE 19713	Collateral Asset Summary – Loan No. 5 Hilton Wilmington / Christiana	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 61.1% 1.80x 14.3%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

69

Hospitality – Full Service 100 Continental Drive Newark, DE 19713	Collateral Asset Summary – Loan No. 5 Hilton Wilmington / Christiana	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 61.1% 1.80x 14.3%

Mortgage Loan Information		Property Information
Loan Seller:	Barclays	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Hospitality - Full Service
Borrower Sponsor(s):	WAM Residential Investments, LLC, 7140, LLC, Richard Jabara, Theodore Jabara, Jr. and Janet Walsh	Collateral:	Fee
Borrower(s):	MJ Wilmington Property Owner, LLC	Location:	Newark, DE
Original Balance:	$35,000,000	Year Built / Renovated:	1986 / 2023-2025
Cut-off Date Balance:	$35,000,000	Property Management:	MJ Hotels of Wilmington, Inc.
% by Initial UPB:	5.9%	Size:	272 Rooms
Interest Rate:	6.84500%	Appraised Value / Per Room:	$57,300,000 / $210,662
Note Date:	November 6, 2025	Appraisal Date:	October 2, 2025
Original Term:	60 months	Occupancy:	75.2% (as of September 30, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	75.2%
Original Amortization:	NAP	Underwritten NOI:	$5,010,838
Interest Only Period:	60 months	Underwritten NCF:	$4,375,306
First Payment Date:	January 6, 2026
Maturity Date:	December 6, 2030	Historical NOI
Additional Debt Type(1):	Mezzanine	Most Recent NOI(2):	$4,913,987 (TTM September 30, 2025)
Additional Debt Balance(1):	$6,000,000	2024 NOI(2):	$5,511,546
Call Protection:	L(24),D(29),O(7)	2023 NOI(2)(3):	$5,909,456
Lockbox / Cash Management:	Hard / Springing	2022 NOI(3):	$4,977,166

Reserves(4)				Financial Information
	Initial	Monthly	Cap		Mortgage Loan	Total Debt
Taxes:	$65,694	$32,847	NAP	Cut-off Date Loan / Room:	$128,676	$150,735
Insurance:	$0	Springing	NAP	Maturity Date Loan / Room:	$128,676	$150,735
FF&E:	$0	$26,481	NAP	Cut-off Date LTV:	61.1%	71.6%
PIP Reserve:	$12,731,770	$0	NAP	Maturity Date LTV:	61.1%	71.6%
Immediate Repairs:	$701,050	$0	NAP	UW NOI DY:	14.3%	12.2%
Debt Service Reserve:	$536,643(5)	Springing	NAP	UW NCF DSCR:	1.80x	1.36x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$35,000,000	85.4%	Loan Payoff	$25,576,712	62.4%
Mezzanine Loan	6,000,000	14.6	Upfront Reserves	14,035,156	34.2
			Return of Equity	733,520	1.8
			Closing Costs	654,611	1.6
Total Sources	$41,000,000	100.0%	Total Uses	$41,000,000	100.0%
(1)	Concurrently with the origination of the Hilton Wilmington / Christiana Mortgage Loan (as defined below), the mezzanine lender funded a five-year mezzanine loan totaling $6,000,000. For a full description of the mezzanine loan, see “Current Mezzanine or Secured Subordinate Indebtedness” below. The Financial Information in the chart above under the subheading “Total Debt” reflects the Hilton Wilmington / Christiana Total Debt (as defined below).
(2)	The decrease in Most Recent NOI from 2024 NOI and the decrease in 2024 NOI from 2023 NOI is primarily due to the Hilton Wilmington / Christiana Property (as defined below) undergoing renovations from 2023 through July 2025, totaling approximately $1.4 million.
(3)	The increase in 2023 NOI from 2022 NOI is primarily due to ADR increasing from $153.47 to $163.38.
(4)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(5)	The initial Debt Service Reserve is comprised of (i) approximately $404,837 for the senior loan’s monthly debt service payment and (ii) approximately $131,806 for the mezzanine loan’s monthly debt service payment.

The Loan. The fifth largest mortgage loan (the “Hilton Wilmington / Christiana Mortgage Loan”) is secured by the borrower’s fee interest in a 272-room, full-service hotel located in Newark, Delaware (the “Hilton Wilmington / Christiana Property”). The Hilton Wilmington / Christiana Mortgage Loan is evidenced by one promissory note with an outstanding principal balance as of the Cut-off Date of $35,000,000. The Hilton Wilmington / Christiana Mortgage Loan was originated on November 6, 2025 by Barclays Capital Real Estate Inc. The Hilton Wilmington / Christiana Mortgage Loan has an initial term of five years, is interest-only for the full term and accrues interest at a fixed rate of 6.84500% per annum on an Actual/360 basis. The scheduled maturity date of the Hilton Wilmington / Christiana Mortgage Loan is December 6, 2030.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

70

Hospitality – Full Service 100 Continental Drive Newark, DE 19713	Collateral Asset Summary – Loan No. 5 Hilton Wilmington / Christiana	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 61.1% 1.80x 14.3%

The Hilton Wilmington / Christiana mezzanine loan (the “Hilton Wilmington / Christiana Mezzanine Loan”) has an outstanding principal balance of $6,000,000 as of the Cut-off Date and, together with the Hilton Wilmington / Christiana Mortgage Loan, has an aggregate outstanding principal balance of $41,000,000 (the “Hilton Wilmington / Christiana Total Debt”). The Hilton Wilmington / Christiana Mezzanine Loan is coterminous with the Hilton Wilmington / Christiana Mortgage Loan and accrues interest at a fixed rate of 13.00000% per annum on an Actual/360 basis.

The Property. The Hilton Wilmington / Christiana Property is a four-story, 272-room full-service hotel located on a 9.30 acre site in Newark, Delaware. The Hilton Wilmington / Christiana Property was originally built in 1986 and most recently underwent renovations from 2023 through July 2025 totaling approximately $1.4 million, including improvements to public spaces, elevators, and safety features. At origination, a $12.7 million PIP reserve was escrowed to fund future planned capital expenditures at the Hilton Wilmington / Christiana Property, which will largely be used to improve guestrooms and guestroom FF&E and are expected to be completed by year-end 2026. The total estimated budget for the work to be performed totals approximately $11.8 million which includes an additional contingency amount of approximately $237,000. Excluding the contingency, the $12.7 million PIP reserve represents approximately 110.0% of the budgeted work to be performed. The majority of the PIP work is expected to take place between Q4 2025 and Q1 2026 and to address potential debt service shortfalls during this period the lenders’ escrowed a $404,837 mortgage debt service reserve and $131,806 mezzanine debt service reserve, each of which represents approximately two months of debt service, and each of which will be replenished if such reserve falls to below less than one month of debt service.

Amenities at the Hilton Wilmington / Christiana Property include a restaurant, executive lounge, a breakfast area, 9,710 square feet of meeting space, an outdoor pool, a fitness room, a laundry room and 300 parking spaces. The Hilton Wilmington / Christiana Property also features indoor and outdoor venues, including two ballrooms and landscaped courtyards, making the Hilton Wilmington / Christiana Property suitable to host events such as wedding receptions and large meetings. The unit mix at the Hilton Wilmington / Christiana Property is comprised of 120 king, 110 queen/queen and 42 suite guestrooms. The Hilton Wilmington / Christiana Property is subject to a franchise agreement with Hilton Franchise Holding LLC that is scheduled to expire November 30, 2031. The Hilton Wilmington / Christiana Mortgage Loan documents stipulate that such franchise agreement must be extended within 60 days after the origination date of the Hilton Wilmington / Christiana Mortgage Loan (which date may be extended for two additional 60-day periods pursuant to the terms of the Hilton Wilmington / Christiana Mortgage Loan documents) by a minimum of 20 years commencing from the date the franchisor approves the extension. If not extended within 60 days after the origination date of the Hilton Wilmington / Christiana Mortgage Loan, or if neither additional 60-day extension period is granted, a cash-flow sweep will commence. The Hilton Wilmington / Christiana Total Debt will be a recourse obligation which will terminate upon the execution of the required extended franchise agreement.

The following table presents certain information relating to the current and historical Occupancy, ADR and RevPAR at the Hilton Wilmington / Christiana Property and its competitors:

Occupancy, ADR, RevPAR(1)
	Hilton Wilmington / Christiana(2)			Competitive Set(3)			Penetration Factor
Period	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2022	72.2%	$153.47	$110.83	63.6%	$142.64	$90.69	113.6%	107.6%	122.2%
2023	77.2%	$163.38	$126.19	63.4%	$144.38	$91.57	121.7%	113.2%	137.8%
2024	78.6%	$156.04	$122.64	64.3%	$145.89	$93.85	122.2%	107.0%	130.7%
TTM 9/30/2025	75.2%	$155.67	$117.05	63.4%	$143.20	$90.73	118.7%	108.7%	129.0%
(1)	Variances between the underwriting, the appraisal and the above table with respect to Occupancy, ADR and RevPAR at the Hilton Wilmington / Christiana Property are attributable to variances in reporting methodologies and/or timing differences.
(2)	Occupancy, ADR and RevPAR for the Hilton Wilmington / Christiana Property are based on the underwritten cash flow.
(3)	Occupancy, ADR and RevPAR for the competitive set are based on data provided by a third-party hospitality research report. The competitive set includes Red Roof Inn & Suites Wilmington – New Castle, Sonesta Select Newark Christiana Mall, Comfort Inn & Suites Newark – Wilmington, Embassy Suites by Hilton Newark Wilmington South, Courtyard Newark University of Delaware, Holiday Inn Express & Suites Wilmington-Newark, The Westin Wilmington and Hampton Inn & Suites Wilmington Christiana.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

71

Hospitality – Full Service 100 Continental Drive Newark, DE 19713	Collateral Asset Summary – Loan No. 5 Hilton Wilmington / Christiana	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 61.1% 1.80x 14.3%

The following table presents certain information relating to the operating history and underwritten cash flows of the Hilton Wilmington / Christiana Property:

Cash Flow Analysis
	2022(1)	2023(1)(2)	2024(2)	TTM(2)(3)	U/W	Per Room(4)	% of Total Revenue(5)
Occupancy (%)	72.2%	77.2%	78.6%	75.2%	75.2%
ADR	$ 153.47	$ 163.38	$ 156.04	$ 155.67	$ 155.67
RevPAR	$ 110.83	$ 126.19	$ 122.64	$ 117.05	$ 117.05

Rooms Revenue	$11,003,400	$12,527,720	$12,209,549	$11,620,230	$11,620,230	$42,721	73.1%
Food & Beverage Revenue	3,275,521	3,750,050	4,000,628	3,696,977	3,696,977	$13,592	23.3%
Other Revenue(6)	281,692	329,813	282,526	326,325	571,093	$2,100	3.6%
Total Revenue	$14,560,613	$16,607,583	$16,492,703	$15,643,532	$15,888,300	$58,413	100.0%

Rooms Expense	$2,433,812	$2,657,736	$2,706,774	$2,533,631	$2,533,631	$9,315	21.8%
Food & Beverage Expense	1,677,309	1,803,669	1,923,257	1,888,971	1,888,971	$6,945	51.1%
Other Expense	76,731	96,894	89,060	88,369	88,369	$325	15.5%
Departmental Expenses	$4,187,852	$4,558,299	$4,719,091	$4,510,971	$4,510,971	$16,584	28.4%

Departmental Profit	$10,372,761	$12,049,284	$11,773,612	$11,132,561	$11,377,329	$41,828	71.6%

Management Fee	$436,945	$498,227	$494,781	$469,305	$476,649	$1,752	3.0%
Marketing and Franchise Fee	1,943,539	2,238,231	2,325,347	2,343,477	2,380,144	$8,751	15.0
Other Undistributed Expenses	2,306,169	2,678,479	2,648,972	2,675,212	2,717,070	$9,989	17.1
Total Undistributed Expenses	$4,686,653	$5,414,937	$5,469,100	$5,487,994	$5,573,863	$20,492	35.1%

Real Estate Taxes	$365,632	$359,702	$382,680	$315,048	$382,680	$1,407	2.4%
Property Insurance	238,552	311,624	362,055	374,460	368,876	$1,356	2.3
Other Fixed Expenses	104,758	53,565	48,231	41,072	41,072	$151	0.3
Net Operating Income	$4,977,166	$5,909,456	$5,511,546	$4,913,987	$5,010,838	$18,422	31.5%

FF&E	$582,425	$664,303	$659,708	$625,741	$635,532	$2,337	4.0%
Net Cash Flow	$4,394,741	$5,245,153	$4,851,838	$4,288,246	$4,375,306	$16,086	27.5%

NCF DSCR	1.81x	2.16x	2.00x	1.77x	1.80x
NOI Debt Yield	14.2%	16.9%	15.7%	14.0%	14.3%

(1)	The increase in 2023 Net Operating Income from 2022 Net Operating Income is primarily due to ADR increasing from $153.47 to $163.38
(2)	The decrease in 2024 Net Operating Income from 2023 Net Operating Income and the decrease in TTM Net Operating Income from 2024 Net Operating Income is primarily due to the Hilton Wilmington / Christiana Property undergoing renovations from 2023 through July 2025, totaling approximately $1.4 million.
(3)	TTM is as of September 30, 2025.
(4)	Per Room values are based on 272 rooms.
(5)	% of Total Revenue for Room Expense, Food and Beverage Expense and Other Expense are based on their corresponding revenue line items. All other line items are based on Total Revenue.
(6)	UW Other Revenue is higher than TTM Other Revenue primarily due to management instituting parking fees which commenced August 2025 at a rate of $10.00 per car per night. UW parking revenue is consistent with the appraisal’s estimate.

Appraisal. According to the appraisal, the Hilton Wilmington / Christiana Property had an “as-is” appraised value of $57,300,000 as of October 2, 2025. The table below shows the appraisal’s “as-is” conclusions.

Hilton Wilmington / Christiana Appraised Value(1)
Property	Appraised Value	Capitalization Rate
Hilton Wilmington / Christiana	$57,300,000	8.50%
(1)	Source: Appraisal.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

72

Hospitality – Full Service 100 Continental Drive Newark, DE 19713	Collateral Asset Summary – Loan No. 5 Hilton Wilmington / Christiana	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 61.1% 1.80x 14.3%

Environmental. According to the Phase I environmental assessment dated October 9, 2025, there was no evidence of any recognized environmental conditions at the Hilton Wilmington / Christiana Property.

The Market. The Hilton Wilmington / Christiana Property is located in Newark, Delaware within New Castle County, and falls in the Philadelphia-Camden-Wilmington MSA, which is the eighth most populous MSA in the United States. New Castle County is a key commercial and residential hub, benefiting from strong corporate anchors, a favorable tax environment, and close proximity to major Northeast Corridor cities such as Philadelphia, New York, and Washington, D.C. The Hilton Wilmington / Christiana Property is located less than two miles south of the Christiana Mall, a 1.27 million square foot regional retail hub drawing customers from Delaware, Pennsylvania, Maryland and New Jersey, due largely to the state’s absence of sales tax. The mall’s retail tenant presence, restaurants, and entertainment venues generate steady visitor traffic year-round. The Hilton Wilmington / Christiana Property is also located near ChristianaCare Hospital campus, which is the primary employment center and only Level I trauma facility in Delaware. The hospital operates more than 900 beds, and recently announced a $865 million statewide capital investment program which includes modernization projects to its Christiana campus and other facilities. The Hilton Wilmington / Christiana Property is situated directly off I-95, giving it immediate access to other nearby visitor attractions such as the University of Delaware and the Philadelphia International Airport.

According to the appraisal, the estimated 2025 population within a one-, three- and five-mile radius of the Hilton Wilmington / Christiana Property were 3,232, 74,927 and 216,668, respectively. The estimated 2025 average household income within the same radii were $116,172, $101,927 and $107,803, respectively.

The following table presents certain information relating to the competitive set of the Hilton Wilmington / Christiana Property:

Competitive Property Summary(1)
Property Name	Year Built	# of Rooms	Comm.	Meeting & Group	Leisure	2024 Occupancy	2024 ADR	2024 RevPAR
Hilton Wilmington / Christiana	1986 / 2023-2025	272	60%	15%	25%	75.2%(2)	$155.67(2)	$117.05(2)
Embassy Suites Newark Wilmington South	1999 / 2014	154	55%	20%	25%	65% - 70%	$160 - $170	$105 - $110
SpringHill Suites by Marriott Newark Downtown	2018 / NAP	132	55%	15%	30%	60% - 65%	$140 - $150	$90 - $95
Courtyard by Marriott Newark University of Delaware	2004 / 2020	126	55%	15%	30%	55% - 60%	$150 - $160	$90 - $95
(1)	Source: Appraisal unless otherwise noted. Occupancy, ADR and RevPAR are based on estimated 2024 values.
(2)	Occupancy, ADR and RevPAR for the Hilton Wilmington / Christiana Property are based on the operating statement provided by the borrower sponsor as of September 30, 2025. The variances between underwriting and the third-party market research report with respect to Occupancy, ADR and RevPAR at the Hilton Wilmington / Christiana Property are attributable to differing reporting methodologies and/or timing differences.

The Borrower and the Borrower Sponsor. The borrower is MJ Wilmington Property Owner, LLC, a Delaware limited liability company and single purpose entity with one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hilton Wilmington / Christiana Mortgage Loan.

The borrower sponsors and non-recourse carveout guarantors are WAM Residential Investments, LLC, 7140, LLC, Richard Jabara, Theodore Jabara, Jr. and Janet Walsh. Richard Jabara has extensive experience owning and managing hotel properties. Jabara and William Meyer co-founded Meyer Jabara Hotels (“MJ Hotels”) in 1977 and have since expanded its portfolio to include 45 hotels totaling 5,858 rooms across the United States and generating $300 million in revenue. MJ Hotels has managed the Hilton Wilmington / Christiana Property since 1996, and has owned and managed it for nearly 30 years.

Property Management. The Hilton Wilmington / Christiana Property is managed by MJ Hotels of Wilmington, Inc., a borrower affiliated management company.

Initial and Ongoing Reserves. At origination of the Hilton Wilmington / Christiana Mortgage Loan, the borrower deposited approximately (i) $12,731,770 for scheduled PIPs, (ii) $701,050 for immediate repairs, (iii) $536,643 into a debt service reserve and (iv) $65,694 for real estate taxes.

Tax Escrows – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $32,847).

Insurance Reserve – The borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies upon the expiration thereof. Notwithstanding the foregoing, the borrower is not required to make such deposits if an acceptable blanket policy is in place. At origination, an acceptable blanket policy was in place.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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Hospitality – Full Service 100 Continental Drive Newark, DE 19713	Collateral Asset Summary – Loan No. 5 Hilton Wilmington / Christiana	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,000,000 61.1% 1.80x 14.3%

FF&E Reserve – The borrower is required to deposit into a furniture, fixtures and equipment (“FF&E”) reserve, on a monthly basis, an amount equal to 1/12th of the greater of (i) (a) 2% of the projected annual gross income from operations for months one to 11 of the loan term, (b) 3% of the projected annual gross income from operations for months 12 to 23 of the loan term and (c) 4% of projected annual gross income from operations thereafter, and (ii) the amount required by the franchisor pursuant to the franchise agreement. The initial monthly FF&E Payment was determined to be approximately $26,481, and at no time will the monthly FF&E reserve deposit be less than the monthly deposit amount at closing.

Lockbox / Cash Management. The Hilton Wilmington / Christiana Mortgage Loan is structured with a hard lockbox and springing cash management. The borrower is required to establish a lockbox account into which the borrower is required to deposit, or cause to be deposited, all revenue generated by the Hilton Wilmington / Christiana Property. Upon the occurrence of a Trigger Period (as defined below), such funds are required to be swept into a cash management account controlled by the lender, at which point, following payment of taxes and insurance, debt service or mezzanine debt service, required reserves and operating expenses, all funds are required to be deposited into the excess cash flow reserve, to be held by the lender as additional security for the Hilton Wilmington / Christiana Mortgage Loan and disbursed in accordance with the terms of the Hilton Wilmington / Christiana Mortgage Loan documents.

A “Trigger Period” means the period commencing on the earliest of (i) an event of default or a mezzanine loan event of default, (ii) the debt service coverage ratio based on the Hilton Wilmington / Christiana Total Debt being less than 1.15x (which equates to 1.52x on solely the Hilton Wilmington / Christiana Mortgage Loan), (iii) the occurrence of any bankruptcy actions of the borrower, (iv) a PIP Trigger Event (as defined below) or (v) the borrower failing to deliver a replacement franchise agreement and replacement comfort letter in accordance with the Hilton Wilmington / Christiana Mortgage Loan documents. A Trigger Period will expire upon, with respect to clause (i), the cure of such event of default, with respect to clause (ii) the debt service coverage ration based on the Hilton / Wilmington Christiana Total Debt being greater than or equal to 1.20x (which equates to 1.59x on solely the Hilton Wilmington / Christiana Mortgage Loan) for two calendar quarters, with respect to clause (iv), a PIP Trigger Event Cure (as defined below), and with respect to clause (v), the borrower delivering a replacement franchise agreement and replacement comfort letter in accordance with the Hilton / Wilmington Christiana Mortgage Loan documents.

A “PIP Trigger Event” means (i) the expiration or termination of the Hilton Wilmington / Christiana franchise agreement or (ii) the borrower’s failure to complete any necessary work under a PIP or any other capital improvement plan on or prior to the deadline for each item as required by the franchise agreement.

A “PIP Trigger Event Cure” will occur upon, with respect to clause (i) above of a PIP Trigger Event, the borrower renewing the existing franchise agreement or entering a new franchise agreement with a term expiring no earlier than December 6, 2035 and acceptable to the lender in all respects with deliver of a comfort letter and, with respect to clause (ii) above of a PIP Trigger Event, the borrower completing the PIP in a manner satisfactory to the applicable franchisor and the lender and there being no event of default under the applicable franchise agreement.

Current Mezzanine or Secured Subordinate Indebtedness. MSC – Wilmington Holdco, LLC funded the Hilton Wilmington / Christiana Mezzanine Loan on November 6, 2025, which has an outstanding principal balance of $6,000,000 as of the Cut-Off date, accrues interest at a rate of 13.00000% per annum and is coterminous with the Hilton Wilmington / Christiana Mortgage Loan. The Hilton Wilmington / Christiana Mezzanine Loan is secured by the borrower sponsors’ direct equity interests in the borrower and is interest-only for the entire term. An intercreditor agreement was executed at origination.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not Permitted.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

74

Retail – Anchored 1604 & 1650 East 2nd Street Beaumont, CA 92223	Collateral Asset Summary – Loan No. 6 Marketplace at Beaumont	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,810,000 67.3% 1.80x 11.1%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

75

Retail – Anchored 1604 & 1650 East 2nd Street Beaumont, CA 92223	Collateral Asset Summary – Loan No. 6 Marketplace at Beaumont	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,810,000 67.3% 1.80x 11.1%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

76

Retail – Anchored 1604 & 1650 East 2nd Street Beaumont, CA 92223	Collateral Asset Summary – Loan No. 6 Marketplace at Beaumont	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,810,000 67.3% 1.80x 11.1%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

77

Retail – Anchored 1604 & 1650 East 2nd Street Beaumont, CA 92223	Collateral Asset Summary – Loan No. 6 Marketplace at Beaumont	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,810,000 67.3% 1.80x 11.1%

Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition	Property Type – Subtype:	Retail - Anchored
Borrower Sponsor(s):	Brixton Investment Company, LLC	Collateral:	Fee
Borrower(s):	TCAS BRX Beaumont Owner TIC, LLC, Brixton Beaumont BIC Owner TIC, LLC, and Brixton Beaumont FF Owner TIC, LLC	Location:	Beaumont, CA
Original Balance:	$31,810,000	Year Built / Renovated:	2008 / NAP
Cut-off Date Balance:	$31,810,000	Property Management:	Brixton Brokerage Services, Inc
% by Initial UPB:	5.4%	Size:	177,446 SF
Interest Rate:	5.83950%	Appraised Value / Per SF:	$47,300,000 / $267
Note Date:	November 7, 2025	Appraisal Date:	October 1, 2025
Original Term:	60 months	Occupancy:	97.8% (as of November 30, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	95.0%
Original Amortization:	NAP	Underwritten NOI:	$3,532,711
Interest Only Period:	60 months	Underwritten NCF:	$3,390,499
First Payment Date:	January 6, 2026
Maturity Date:	December 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$3,315,119 (TTM August 31, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$2,675,691
Call Protection:	L(24),D(29),O(7)	2023 NOI:	$2,780,493
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	$3,157,392

Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$179
Taxes:	$122,267	$61,134	NAP	Maturity Date Loan / SF:	$179
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	67.3%
Replacement Reserves:	$0	$3,697	NAP	Maturity Date LTV:	67.3%
TI / LC Reserve:	$0	$14,787	NAP	UW NOI DY:	11.1%
Other(2):	$0	Springing	NAP	UW NCF DSCR:	1.80x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$31,810,000	63.0%	Purchase Price	$48,938,000	96.9%
Borrower Sponsor Equity	$18,705,447	37.0	Closing Costs	1,455,180	2.9
			Upfront Reserves	122,267	0.2
Total Sources	$50,515,447	100.0%	Total Uses	$50,515,447	100.0%
(1)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(2)	Other Reserves consist of a critical tenant reserve to be collected during a critical tenant trigger event and an unfunded obligation reserve, into which the borrowers are required to deposit an amount equivalent to any free or abated rent a tenant is entitled to that is greater than three months of free or abated rent.

The Loan. The sixth largest mortgage loan (the “Marketplace at Beaumont Mortgage Loan”) is secured by the borrowers’ fee simple interest in a 177,446 anchored retail center located in Beaumont, California (the “Marketplace at Beaumont Property”). The Marketplace at Beaumont Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $31,810,000. The Marketplace at Beaumont Mortgage Loan was originated by Goldman Sachs Bank USA on November 7, 2025, has a 5-year interest-only term and accrues interest at a rate of 5.83950% per annum on an Actual/360 basis. The Marketplace at Beaumont Mortgage Loan had an original term of 60 months and has a remaining term of 60 months as of the Cut-off Date. The scheduled maturity date of the Marketplace at Beaumont Mortgage Loan is the payment date in December 2030.

The Property. The Marketplace at Beaumont Property is a 177,446 SF anchored retail center located in Beaumont, California. The Marketplace at Beaumont Property was built in 2008 and is anchored by collateral tenants Ross Dress for Less, Best Buy, Homegoods, Aldi and Petco, and has many other well-known national tenants. Additionally, the Marketplace at Beaumont Property has a diverse mix of dining offerings, with operators such as Boston Pizza, La Casita Mexican Restaurant and Taco Bell.

The Marketplace at Beaumont Property has a granular rent roll, with no collateral tenant occupying more than 17.0% of total rentable SF or contributing greater than 13.4% of the total underwritten rent. The top 10 tenants at the Marketplace at Beaumont Property represent 77.6% of total SF and generate 74.4% of total underwritten rent. The Marketplace at Beaumont Property was 97.8% occupied as of

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

78

Retail – Anchored 1604 & 1650 East 2nd Street Beaumont, CA 92223	Collateral Asset Summary – Loan No. 6 Marketplace at Beaumont	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,810,000 67.3% 1.80x 11.1%

November 30, 2025 by 27 unique tenants. The Marketplace at Beaumont Property has maintained an average occupancy of 92.3% since 2022. The three largest tenants at the Marketplace at Beaumont Property are Best Buy (Moody’s: A3 / S&P: BBB+), Homegoods (Moody’s: A2 / S&P: A), and Ross Dress for Less (Moody’s: A2 / S&P: BBB+), and such tenants represent approximately 48.0% of SF and 37.8% of the total underwritten rent. Best Buy and Ross Dress for Less have been at the Marketplace at Beaumont Property since 2008, and both recently executed their second lease renewal in 2024. The 17 tenants whose leases expire roll during the term of the Marketplace at Beaumont Mortgage Loan have an average tenure at the Marketplace at Beaumont Property of 12 years and 76.5% of these tenants have renewed at least one time.

Major Tenants. The three largest tenants based on underwritten base rent are Homegoods (“Homegoods”), Best Buy (“Best Buy”) and Ross Dress for Less (“Ross”).

Homegoods (14.1% of Total SF, 13.4% of Total Rent, Moody’s: A2, S&P: A): Homegoods is an American off-price home furnishings retailer headquartered in Framingham, MA, and operated by TJX Companies, Inc. (NYSE: TJX). The chain offers an assortment of furniture, rugs, lighting, bedding, décor, kitchenware, and seasonal merchandise at discounted prices. Homegoods operates standalone stores across the U.S., complemented by HomeGoods.com and select combined formats (e.g., Homegoods with Marshalls or T.J. Maxx in certain centers). TJX reports Homegoods as part of its U.S. Homegoods segment alongside HomeSense. In fiscal year 2025, the Homegoods segment of TJX reported $9.4 billion in sales. Homegoods has been at the Marketplace at Beaumont Property since 2024 and its lease expires after the loan term in 2034. The tenant has four, five-year extension options remaining and no termination options.

Best Buy (16.9% of Total SF, 13.1% of Total Rent, Moody’s: A3 / S&P: BBB+): Best Buy Co., Inc. is an American specialty retailer of consumer electronics, appliances, and related services headquartered in Richfield, MN. The company operates thousands of stores and an e-commerce platform in the U.S. and Canada under the Best Buy banner, complemented by services through Geek Squad for installation, repair, and tech support. Key categories include home theater, computing, mobile, gaming, smart home, major and small appliances, and accessories. Best Buy reports results across Domestic (U.S.) and International (primarily Canada) segments and emphasizes omnichannel capabilities, membership and service offerings, and vendor partnerships. For fiscal year 2025, Best Buy reported approximately $41.5 billion in revenue. Best Buy has been at the Marketplace at Beaumont Property since 2008, and its lease expires in March of 2029. The tenant has three, five-year extension options remaining and no termination options.

Ross Dress for Less (17.0% of Total SF, 11.3% of Total Rent, Moody’s: A2 / S&P: BBB+): Ross is an American off-price apparel and home fashion retailer operated by Ross Stores, Inc. (NYSE: ROST) and headquartered in Dublin, CA. Ross offers branded and designer merchandise at discounted prices, including women’s, men’s, and kids’ apparel, footwear, accessories, home décor, and seasonal goods. Ross Stores, Inc. operates thousands of Ross Dress for Less locations across the United States. In 2024, Ross Stores reported $21.1 billion in sales. Ross Dress for Less has been at the Marketplace at Beaumont Property since 2008, and its lease expires in January of 2029. The tenant has three, five-year and one, one-year extension options remaining and no termination options.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

79

Retail – Anchored 1604 & 1650 East 2nd Street Beaumont, CA 92223	Collateral Asset Summary – Loan No. 6 Marketplace at Beaumont	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,810,000 67.3% 1.80x 11.1%

The following table presents certain information relating to the largest tenants at the Marketplace at Beaumont Property:

Top Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Total U/W Base Rent	Lease Expiration	Termination Option (Y/N)
Non-Collateral Retail Anchor Tenants
Henry Quan (Bank of America)	NR/NR/NR	5,405	NAP	$0	$0.00	0.0%	NAP	N
Non-Collateral Anchor Tenants Subtotal / Wtd. Avg.		5,405	NAP	$0	$0.00	0.0%

Remaining Tenants
Homegoods	A2/A/NR	25,000	14.1%	$500,000	$20.00	13.4%	11/30/2034	N
Best Buy	A3/BBB+/NR	30,000	16.9%	$487,500	$16.25	13.1%	3/31/2029	N
Ross Dress for Less	A2/BBB+/NR	30,187	17.0%	$422,618	$14.00	11.3%	1/31/2029	N
Aldi	NR/NR/NR	20,390	11.5%	$342,144	$16.78	9.2%	3/31/2031	Y
Petco	NR/NR/NR	15,000	8.5%	$276,150	$18.41	7.4%	6/30/2028	N
Wienerschnitzel	NR/NR/NR	2,000	1.1%	$176,947	$88.47	4.7%	2/28/2029	N
Boston's Pizza Restaurant	NR/NR/NR	6,515	3.7%	$167,462	$25.70	4.5%	1/31/2037	N
Pacific Dental Services	NR/NR/NR	3,600	2.0%	$152,424	$42.34	4.1%	11/30/2028	N
La Casita Mexican Restaurant	NR/NR/NR	3,000	1.7%	$135,635	$45.21	3.6%	2/29/2032	N
Panda Express, Inc.	NR/NR/NR	2,000	1.1%	$111,840	$55.92	3.0%	9/30/2028	Y
Major Tenants Subtotal / Wtd. Avg.		137,692	77.6%	$2,772,721	$20.14	74.4%
Non Major Tenants Collateral Total / Wtd. Avg.		35,841	20.2%	$954,530	$26.63	25.6%
Occupied Collateral Total / Wtd. Avg.		173,533	97.8%	$3,727,250	$21.48	100.0%
Vacant Space		3,913	2.2%
Collateral Total		177,446	100.0%
(1)	Based on the underwritten rent roll dated November 30, 2025, with rent steps through November 30, 2026.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the Marketplace at Beaumont Property, based on the initial lease expiration dates:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2025 & MTM	5,461	3.1%	3.1%	$113,274	3.0%	$20.74	2
2026	1,300	0.7%	3.8%	$46,280	1.2%	$35.60	1
2027	1,246	0.7%	4.5%	$33,657	0.9%	$27.01	1
2028	24,462	13.8%	18.3%	$649,748	17.4%	$26.56	5
2029	74,950	42.2%	60.5%	$1,376,437	36.9%	$18.36	7
2030	2,428	1.4%	61.9%	$95,300	2.6%	$39.25	2
2031	23,472	13.2%	75.1%	$417,691	11.2%	$17.80	3
2032	5,750	3.2%	78.4%	$226,083	6.1%	$39.32	2
2033	0	0.0%	78.4%	$0	0.0%	$0.0	0
2034	26,949	15.2%	93.6%	$564,239	15.1%	$20.94	2
2035	1,000	0.6%	94.1%	$37,080	1.0%	$37.08	1
2036 & Thereafter	6,515	3.7%	97.8%	$167,462	4.5%	$25.70	1
Vacant	3,913	2.2%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	177,446	100.0%		$3,727,250	100.0%	$21.48	27
(1)	Based on the underwritten rent roll dated November 30, 2025, with rent steps through November 30, 2026.
(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Rollover Schedule.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

80

Retail – Anchored 1604 & 1650 East 2nd Street Beaumont, CA 92223	Collateral Asset Summary – Loan No. 6 Marketplace at Beaumont	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,810,000 67.3% 1.80x 11.1%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Marketplace at Beaumont Property:

Cash Flow Analysis(1)
	2022	2023	2024	TTM August 31, 2025	Underwritten	Per SF
Base Rental Revenue	$3,633,305	$3,291,973	$3,235,495	$3,628,095	$3,727,250	$21.00
Reimbursement Revenue	1,224,660	1,350,667	1,241,630	1,495,620	1,609,733	$9.07
Market Revenue from Vacant Units	0	0	0	0	182,106	$1.03
Other Revenue(2)	0	45,322	10,560	2,581	0	$0.00
Potential Gross Revenue	$4,857,965	$4,687,962	$4,487,686	$5,126,296	$5,519,090	$31.10
Vacancy Loss	0	0	0	0	(275,955)	($1.56)
Effective Gross Revenue	$4,857,965	$4,687,962	$4,487,686	$5,126,296	$5,243,136	$29.55
Real Estate Taxes	702,530	912,305	766,897	706,725	635,020	$3.58
Insurance	70,505	96,236	72,875	93,394	108,004	$0.61
Utilities	342,579	349,046	330,078	374,915	331,230	$1.87
Repairs & Maintenance	292,971	272,423	315,653	296,188	304,401	$1.72
Management Fee	149,037	132,304	132,489	161,637	157,294	$0.89
Payroll (Office, Security, Maintenance)	119,338	128,670	162,729	165,182	142,260	$0.80
Other Expenses(3)	23,613	16,486	31,275	13,137	32,215	$0.18
Total Expenses	1,700,573	1,907,469	1,811,995	1,811,177	1,710,424	$9.64
Net Operating Income	$3,157,392	$2,780,493	$2,675,691	$3,315,119	$3,532,711	$19.91
Replacement Reserves	0	0	0	0	43,674	$0.25
TI/LC	0	0	0	0	98,539	$0.56
Net Cash Flow	$3,157,392	$2,780,493	$2,675,691	$3,315,119	$3,390,499	$19.11

Occupancy	94.3%	91.6%	85.3%	94.3%	97.8%(4)
NOI Debt Yield	9.9%	8.7%	8.4%	10.4%	11.1%
NCF DSCR	1.68x	1.48x	1.42x	1.76x	1.80x
(1)	Based on the underwritten rent roll dated November 30, 2025, with rent steps through November 30, 2026.
(2)	Other Income includes late fees(2) and other tenant revenue.
(3)	Other Expenses include administrative, bank fees, and bad debt expenses.
(4)	Represents physical occupancy.

Appraisal. According to the appraisal, the Marketplace at Beaumont Property had an “as-is” appraised value of $47,300,000 as of October 1, 2025, as shown in the table below.

Appraisal Valuation Summary(1)
Property	Appraised Value	Capitalization Rate
Marketplace at Beaumont	$47,300,000	7.00%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental report dated September 3, 2025, there was no evidence of any recognized environmental conditions at the Marketplace at Beaumont Property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

81

Retail – Anchored 1604 & 1650 East 2nd Street Beaumont, CA 92223	Collateral Asset Summary – Loan No. 6 Marketplace at Beaumont	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,810,000 67.3% 1.80x 11.1%

The Market. The Marketplace at Beaumont Property is located in northwest Riverside County, about 25 miles east of the Riverside Central Business District. According to the appraisal, as of the second quarter of 2025, the vacancy rate in the Inland Empire – CA USA retail market was 6.3%, with average asking rents of $32.04 PSF and an inventory of approximately 19,907,323 square feet. According to the appraisal, as of the second quarter of 2025, the vacancy rate in the Beaumont/Hemet submarket was 8.4%, with average asking rents of $34.75 PSF and an inventory of approximately 517,788 square feet. According to the appraisal, the 2024 total population within a one-, three-, and five-mile radius of the Marketplace at Beaumont Property was 10,894, 58,544, and 91,628, respectively. According to the appraisal, the 2024 average household income within the same radii was $96,947, $102,530, and $106,693, respectively.

The following table presents information relating to comparable junior anchor rentals for the Marketplace at Beaumont Property:

Market Analysis – Junior Anchor Rentals(1)
Property Name / Address	Occupancy	Year Built / Renovated	Tenant	Suite Size (SF)	Lease Commencement	Lease Term (yrs)	Rent (PSF)
Marketplace at Beaumont 1604 & 1650 East 2nd Street Beaumont, CA	97.8%	2008 / NAP	Ross Dress for Less(2)	30,187(2)	Oct-08(2)	20(2)	$14.00(2)
Highland Center 26529-26545 Highland Avenue Highland, CA	100.0%	1995 / NAP	Ross Dress for Less	20,042	Jan-24	10	$16.00
Sierra Lakes Marketplace NWC Sierra Ave & 210 Fwy Fontana, CA	100.0%	2006 / NAP	Boot Barn	15,829	Nov-22	10	$15.72
Crossroads Marketplace 12945-13225 Peyton Drive Chino Hills, CA	99.0%	2000 / NAP	PetSmart	18,875	Jul-23	5	$19.32
The Shops at Jurupa Valley SEC Pyrite Street and Hwy 60 Jurupa Valley, CA	99.0%	2024 / NAP	Ross Dress for Less	22,000	May-24	10	$19.00
The Crossings At Corona NEC I-15 & Cajalco Rd Corona, CA	94.0%	2023 / NAP	Skechers	10,800	Jul-24	N/A	$24.00
Highland Avenue Plaza 4020-4160 and 4110 Highland Avenue San Bernardino, CA	95.0%	1993 / NAP	Ross Dress for Less	25,000	Feb-24	10	$17.00
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated November 30, 2025.

The Borrowers and the Borrower Sponsor. The borrowers are TCAS BRX Beaumont Owner TIC, LLC, Brixton Beaumont BIC Owner TIC, LLC and Brixton Beaumont FF Owner TIC, LLC, as tenants-in-common, each a single purpose Delaware limited liability company, with one independent director. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Marketplace at Beaumont Mortgage Loan.

The borrower sponsor and non-recourse guarantor is Brixton Investment Company, LLC (“Brixton”). Brixton is wholly owned by affiliates of Brixton Capital. Brixton Capital is a real estate investment firm established in 2012 as the real estate platform for the Brutton Global family office of investor Marc Brutton, who has been associated with transactions totaling over 50 million square feet. Since its founding, Brixton has focused on opportunistic acquisitions in the western and southwestern United States and has grown to more than 40 employees with over $2 billion in retail and multifamily assets under management. Brixton Capital previously owned and controlled the Marketplace at Beaumont Property and, simultaneously with the origination of the Marketplace at Beaumont Mortgage Loan, TriPost Capital Partners (“TriPost”) acquired an 85.0% interest in the Marketplace at Beaumont Property from affiliates of Brixton Capital. The sale to TriPost was arm’s length and it acquired its interest based upon a property valuation of $48,938,000, which represents an LTPP of 65.0%. Brixton retained control of the Marketplace at Beaumont Property, together with a 15.0% minority interest. TriPost was originally founded in 2014 and specializes in partnering with family offices and institutions to make standalone investments in real estate operating companies. Currently, TriPost manages $1.2 billion in capital commitments and has partnered with real estate operating companies and invested over $14 billion in more than 650 real estate deals.

Property Management. The Marketplace at Beaumont Property is currently managed by Brixton Brokerage Services, Inc, which is an affiliate of the borrowers.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

82

Retail – Anchored 1604 & 1650 East 2nd Street Beaumont, CA 92223	Collateral Asset Summary – Loan No. 6 Marketplace at Beaumont	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,810,000 67.3% 1.80x 11.1%

Initial and Ongoing Reserves. At origination of the Marketplace at Beaumont Mortgage Loan, the borrowers deposited approximately $122,267 in the tax reserve account.

Tax Reserve – On each payment date, the borrowers are required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated at $61,134).

Insurance Reserve – On each payment date, the borrowers are required to deposit into an insurance reserve an amount equal to 1/12th of the insurance premiums that the lender reasonably estimates will be payable during the next ensuing 12 months; provided, that, if the borrowers maintain the policies required by Marketplace at Beaumont Mortgage Loan documents under an acceptable blanket policy pursuant to the terms of Marketplace at Beaumont Mortgage Loan documents, and the borrowers provide evidence reasonably satisfactory to the lender that the applicable premiums on such blanket policy have been timely made at least 10 days prior to the date such payment would be due, deposits of amounts with respect to the cost of premiums of the policies into the insurance reserve will be suspended to the extent that such amounts relate to such acceptable blanket policy. As of the Cut-off Date, an acceptable blanket policy was in place.

TI/LC Reserve – On each payment date, the borrowers are required to remit to the lender, for deposit into the TI/LC account, an amount equal to approximately $14,787. Provided that no event of default exists, the funds deposited into the TI/LC account will be disbursed to the borrowers in accordance with the terms and conditions set forth in the Marketplace at Beaumont Mortgage Loan documents.

CapEx Reserve – On each payment date, the borrowers are required to remit to the lender, for deposit into a capital expenditure account, an amount equal to approximately $3,697 in accordance with the terms and conditions set forth in the Marketplace at Beaumont Mortgage Loan documents. Provided that no event of default is continuing, the funds deposited into the capital expenditure account will be disbursed to the borrowers in accordance with the terms and conditions set forth in the Marketplace at Beaumont Mortgage Loan documents.

Lockbox / Cash Management. The Marketplace at Beaumont Mortgage Loan is structured with a hard lockbox and springing cash management. On or prior to the closing of the Marketplace at Beaumont Mortgage Loan, the borrowers were required to establish and maintain an account with the lockbox bank into which all income from the Marketplace at Beaumont Property is required to be deposited. At the end of each business day the lockbox bank is required to remit all amounts contained in the lockbox account directly into an account specified by the lender. Within five business days of the closing of the Marketplace at Beaumont Mortgage Loan, the borrowers were required to deliver notice to the tenant instructing that (i) all payments under its lease are required to be remitted directly to, and deposited directly into, the lockbox account, and (ii) such instruction may not be rescinded unless and until the tenant receives from the borrowers or the lender a copy of the lender’s written consent to such rescission. So long as no Cash Management Period (as defined below) or event of default is continuing, all amounts contained in the lockbox account will be remitted to the borrowers’ operating account at the end of each business day, and during the continuance of a Cash Management Period or event of default, the lender will specify the lender’s cash management account for such remittance by the lockbox bank. All excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Marketplace at Beaumont Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Marketplace at Beaumont Mortgage Loan, or, if no Cash Management Period is continuing, disbursed to the borrowers’ operating account.

A “Cash Management Period” means any of the following periods: (i) the period from the commencement of a Trigger Period (as defined below) until the earlier to occur of the end of such Trigger Period or the debt is paid in full; or (ii) the period from the occurrence of an event of default until the earlier to occur of such event of default is waived by the lender or the debt is paid in full. A Cash Management Period will not be terminated unless, at the time the borrowers satisfy the conditions for termination of the applicable Cash Management Period as set forth in clause (i) or clause (ii) above, there is no continuing event of default. In the event that a Cash Management Period is terminated as set forth in clause (i) or clause (ii) above, a Cash Management Period will be reinstated upon the subsequent occurrence of a Trigger Period or event of default.

A “Trigger Period” means each of the following: (a) each period that commences when the debt service coverage ratio, determined as of the last day of any two (2) consecutive fiscal quarters, is less than 1.20x and the borrowers have not timely made the cash deposit into the excess cash flow account or delivered the letter of credit to the lender, in each case, as described in the Marketplace at Beaumont Mortgage Loan documents, and concludes upon the earlier to occur of (y) the debt service coverage ratio, determined as of the last day of each of two consecutive fiscal quarters thereafter, is equal to or greater than 1.20x or (z) an appropriate deposit of cash is made to the excess cash flow account or a letter of credit is deposited with the lender as permitted pursuant to the Marketplace at Beaumont Mortgage Loan documents; (b) if the financial reports required under the Marketplace at Beaumont Mortgage Loan documents are not delivered to the lender as and when required (subject, in any event, to the notice and cure periods), a Trigger Period will be deemed to have commenced and be ongoing, unless and until such reports are delivered and they indicate that, in fact, no Trigger Period is ongoing; and (c) any period from (i) the occurrence of a Critical Tenant Trigger Event (as defined below) and the failure of the borrowers to timely make the cash deposit equal to the Critical Tenant Deposit Amount (as defined below) or delivered the letter of credit to the lender pursuant to the Marketplace at Beaumont Mortgage Loan documents to (ii) the earlier to occur of (y) the satisfaction of the applicable Critical Tenant Disbursement Conditions (as defined below) or (z) the balance deposited in the Critical Tenant (as defined below) account as a result of the related Critical Tenant Trigger Event equals to the applicable Critical Tenant Deposit Amount.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

83

Retail – Anchored 1604 & 1650 East 2nd Street Beaumont, CA 92223	Collateral Asset Summary – Loan No. 6 Marketplace at Beaumont	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,810,000 67.3% 1.80x 11.1%

A “Critical Tenant Trigger Event” means the simultaneous occurrence of any of the following in relation to 2 or more Critical Tenant Spaces (as defined below): (w) the date of the filing of a bankruptcy petition by or against any Critical Tenant (as defined below) or the guarantor under its Critical Tenant Lease (as defined below) under the Bankruptcy Code or any such Critical Tenant or guarantor is deemed legally insolvent or otherwise makes a general assignment for the benefit of creditors, provided, in the event of any of the foregoing in relation to a lease guarantor the same does not constitute a Critical Tenant Trigger Event to the extent a replacement guarantor has entered an unconditional replacement guaranty of the applicable lease, provided further, that if the applicable lease is affirmed in the applicable bankruptcy proceeding the same does not constitute a Critical Tenant Trigger Event (the Critical Tenant Trigger Event described in this clause (w) being sometimes referred to as a “Critical Tenant Bankruptcy Trigger Event”); (x) if any Critical Tenant has not given notice to renew its Critical Tenant Lease as of the date that is the earlier of (a) the date required pursuant to its Critical Tenant Lease or (b) 6 months prior to the expiration of its Critical Tenant Lease, in each case with a scheduled termination date prior to the scheduled maturity date (the Critical Tenant Trigger Event described in this clause (x) being sometimes hereinafter referred to as a “Critical Tenant Non-Renewal Trigger Event”); (y) the date that any Critical Tenant either (i) gives notice of an intent to terminate its Critical Tenant Lease pursuant to a termination option set forth therein or vacate its Critical Tenant Space and there is less than 12 months remaining before such termination is to become effective or the vacating of space is scheduled to occur or (ii) goes dark, discontinues its operations or business or vacates its Critical Tenant Space, excluding any temporary discontinuance of its business (A) for a period not to exceed 30 consecutive days, (B) caused solely by a casualty or condemnation or renovations or alterations undertaking pursuant to the terms of its Critical Tenant Lease and, in the case of any renovations, such discontinuance does not extend for a period in excess of 90 consecutive days (unless such renovation is contemplated in the applicable lease) and (C) caused by force majeure (the Critical Tenant Trigger Event described in this clause (y) being sometimes referred to as a “Critical Tenant Vacating Trigger Event”); or (z) the occurrence of a monetary default or material non-monetary default by a Critical Tenant under its Critical Tenant Lease beyond any applicable cure or grace period specified in its lease (the Critical Tenant Trigger Event described in this clause (z) being sometimes referred to as a “Critical Tenant Default Trigger Event”).

“Critical Tenant” means any of the following: (i) Best Buy, (ii) Ross Dress for Less and (iii) any successor tenant which takes occupancy of all or a portion of a Critical Tenant Space pursuant to a Critical Tenant Lease and such portion, when aggregated with all other leases at the Marketplace at Beaumont Property with affiliated tenants (assuming all expansion rights and all preferential rights to lease additional space), is expected to demise more than 20,000 rentable square feet.

"Critical Tenant Space" means any of the following: (i) the approximate 30,000 square feet of leasable space subject to the Best Buy lease (the "Best Buy Space"), or such smaller leasable space subject to the Best Buy lease which may be agreed to between Best Buy and the borrowers pursuant to an amendment to the Best Buy lease entered in accordance with terms of the Marketplace at Beaumont Mortgage Loan documents, (ii) the approximate 30,187 square feet of leasable space subject to the Ross Dress for Less lease (the "Ross Dress for Less Space"), or such smaller leasable space subject to the Ross Dress for Less lease which may be agreed to between Ross Dress for Less and the borrowers pursuant to an amendment to the Ross Dress for Less lease entered in accordance with terms of the Marketplace at Beaumont Mortgage Loan documents and (iii) the leased premises occupied by a future Critical Tenant pursuant to its Critical Tenant Lease.

"Critical Tenant Lease" means any of the following: (i) the Best Buy lease, (ii) the Ross Dress for Less lease and (iii) any future lease which qualifies as a Major Lease (as defined below) under item (i) of the related definition for a portion of the Best Buy Space or the Ross Dress for Less Space.

“Critical Tenant Deposit Amount” means $25.00 times the square footage of a Critical Tenant Space which is subject to a Critical Tenant Trigger Event.

“Critical Tenant Disbursement Conditions” mean the satisfaction of the following conditions: (a) as it relates to a Critical Tenant Bankruptcy Trigger Event, the occurrence of any of the following: (1) any bankruptcy case is dismissed, the Critical Tenant and its lease guarantor is no longer deemed legally insolvent and any general assignment for the benefit of creditors is legally withdrawn without, in any case, any negative impact on the applicable Critical Tenant Lease and the Critical Tenant thereunder is paying normal monthly rent and is otherwise in compliance with the terms of its Critical Tenant Lease and having provided an updated estoppel certificate acceptable to the lender, (2) the applicable Critical Tenant has assumed its Critical Tenant Lease during the bankruptcy proceeding, is paying normal monthly rent and is otherwise in compliance with the terms of thereof and having provided an updated estoppel certificate acceptable to the lender or (3) such Critical Tenant Lease will be terminated and the Re-Leasing Conditions (as defined below) have been satisfied; (b) as it relates to a Critical Tenant Non-Renewal Trigger Event, either (1) such Critical Tenant enters a renewal or extension of its Critical Tenant Lease pursuant to the existing terms contained therein and such Critical Tenant being in occupancy of all or substantially all of its Critical Tenant Space, paying full monthly rent and having provided an updated estoppel certificate satisfactory to the lender or (2) such Critical Tenant Lease will be terminated and the Re-Leasing Conditions have been satisfied; (c) as it relates to a Critical Tenant Vacating Trigger Event, either (1) the lender is provided with evidence reasonably satisfactory to the lender that the applicable Critical Tenant has recommenced its business and operations in all or substantially all of its Critical Tenant Space, is paying full monthly rent, and has provided an updated estoppel certificate satisfactory to the lender or (2) such Critical Tenant Lease will be terminated and the Re- Leasing Conditions have been satisfied; and (d) as it relates to a Critical Tenant Default Trigger Event, either (1) such event of default has been

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

84

Retail – Anchored 1604 & 1650 East 2nd Street Beaumont, CA 92223	Collateral Asset Summary – Loan No. 6 Marketplace at Beaumont	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,810,000 67.3% 1.80x 11.1%

cured, as determined in the reasonable discretion of the lender and no other events of default exist under the applicable Critical Tenant Lease, or (2) such Critical Tenant Lease will be terminated and the Re-Leasing Conditions have been satisfied.

A "Major Lease" means any lease that (i) when aggregated with all other leases at the Marketplace at Beaumont Property with the same tenant (or affiliated tenants), and assuming the exercise of all expansion rights and all preferential rights to lease additional space contained in such lease, is expected to demise more than 20,000 rentable square feet, (ii) contains an option or preferential right to purchase all or any portion of the Marketplace at Beaumont Property, (iii) is with an affiliate of the borrowers as tenant, or (iv) is entered into during the continuance of an event of default.

A "Re-leasing Condition" means, as to any Critical Tenant Space which is subject to a Critical Tenant Trigger Event, a portion of such Critical Tenant Space equal to the greater of (i) 85% of the applicable rentable square footage or (ii) such portion necessary to satisfy any co-tenancy requirements for other leases at the Marketplace at Beaumont Property, being subject to one or more approved substitute leases.

Current Mezzanine and Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

85

Multifamily – Mid Rise Various New York, NY Various	Collateral Asset Summary – Loan No. 7 Ostad NYC Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,750,000 70.0% 1.32x 8.4%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

86

Multifamily – Mid Rise Various New York, NY Various	Collateral Asset Summary – Loan No. 7 Ostad NYC Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,750,000 70.0% 1.32x 8.4%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

87

Multifamily – Mid Rise Various New York, NY Various	Collateral Asset Summary – Loan No. 7 Ostad NYC Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,750,000 70.0% 1.32x 8.4%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily - Mid Rise
Borrower Sponsor(s):	Edward Ostad and Michael Ostad	Collateral:	Fee
Borrower(s):	746 9th LLC, 301 East 90th LLC, 714 Greenwich LLC, 723 11th LLC, and Shagoja Holdings LLC	Location(3):	New York, NY
Original Balance:	$28,750,000	Year Built / Renovated(3):	Various / NAP
Cut-off Date Balance:	$28,750,000	Property Management:	Tristar Management Associates LLC
% by Initial UPB:	4.9%	Size:	60 Units
Interest Rate:	6.19000%	Appraised Value / Per Unit:	$41,100,000 / $685,000
Note Date:	November 19, 2025	Appraisal Date:	September 25, 2025
Original Term:	60 months	Occupancy:	100.0% (as of October 1, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	97.0%
Original Amortization:	NAP	Underwritten NOI:	$2,415,197
Interest Only Period:	60 months	Underwritten NCF:	$2,383,713
First Payment Date:	January 6, 2026
Maturity Date:	December 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$2,429,475 (TTM September 30, 2025)
Additional Debt Balance:	NAP	2024 NOI(4):	NAV
Call Protection:	L(24),D(29),O(7)	2023 NOI(4):	NAV
Lockbox / Cash Management:	Springing / Springing	2022 NOI(4):	NAV

Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$479,167
Taxes:	$50,343	$50,343	NAP	Maturity Date Loan / Unit:	$479,167
Insurance:	$31,572	$7,893	NAP	Cut-off Date LTV:	70.0%
Replacement Reserves:	$0	$2,075	NAP	Maturity Date LTV:	70.0%
TI / LC:	$0	$550	NAP	UW NOI DY:	8.4%
Deferred Maintenance:	$46,250	$0	NAP	UW NCF DSCR:	1.32x
Other Reserves(2):	$45,000	$0	NAP

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$28,750,000	100.0%	Loan Payoff	$18,256,230	63.5%
			Sponsor Equity	9,178,701	31.9
			Closing Costs	1,141,903	4.0
			Upfront Reserves	173,165	0.6
Total Sources	$28,750,000	100.0%	Total Uses	$28,750,000	100.0%
(1)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(2)	Initial Other Reserves are comprised of a $45,000 unfunded obligations reserve to account for three months of free rent owed to Rezidue LLC pursuant to its lease. See “Description of the Mortgage Pool – Tenant Issues – Tenants Not Yet in Occupancy or in a Free Rent Period, Leases Under Negotiation and LOIs” in the Preliminary Prospectus.
(3)	See the chart titled “Portfolio Summary” under “The Properties” below.
(4)	2022 NOI, 2023 NOI, and 2024 NOI information is not available because the borrower sponsor acquired four of the Ostad NYC Portfolio Properties (as defined below) located at 301 East 90th Street, 746 Ninth Avenue, 723 Eleventh Avenue and 714 Greenwich Street in 2024.

The Loan. The seventh largest mortgage loan (the “Ostad NYC Portfolio Mortgage Loan”) is secured by the borrowers’ fee simple interests in a 60-unit, five property multifamily portfolio located across the Hell’s Kitchen, Upper East Side, Upper West Side and the West Village neighborhoods of New York, New York (the “Ostad NYC Portfolio Properties”). The Ostad NYC Portfolio Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $28,750,000. The Ostad NYC Portfolio Mortgage Loan was originated on November 19, 2025 by CREFI and accrues interest at a fixed rate of 6.19000% per annum on an Actual/360 basis. The Ostad NYC Portfolio Mortgage Loan has an initial term of five-years and is interest-only for the full term. The scheduled maturity date of the Ostad NYC Portfolio Mortgage Loan is December 6, 2030.

The Properties. The Ostad NYC Portfolio Properties are comprised of five multifamily properties totaling 60 units, located in the Hell’s Kitchen (two properties, 46.2% of underwritten NOI), Upper East Side (one property, 23.3% of underwritten NOI), Upper West Side (one property, 16.2% of underwritten NOI), and the West Village (one property, 14.3% of underwritten NOI) neighborhoods of New York City. The Ostad NYC Portfolio Properties were originally constructed between 1900 and 1920 and range in size from eight units to 18 units. In

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

88

Multifamily – Mid Rise Various New York, NY Various	Collateral Asset Summary – Loan No. 7 Ostad NYC Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,750,000 70.0% 1.32x 8.4%

addition to the multifamily units, the Ostad NYC Portfolio Properties contains 6,600 square feet of retail space which accounts for 23.6% of underwritten revenue. As of October 1, 2025, the retail component was 100.0% leased to seven tenants for an underwritten average rent per square foot of $125.21.

The unit mix at the Ostad NYC Portfolio Properties consists of 27 one-bedroom / one-bathroom units, 28 two-bedroom / one-bathroom units, and five three-bedroom / one-bathroom units. Of the 60 units at the Ostad NYC Portfolio Properties, 45 are free market, 14 are rent stabilized, and one is rent controlled. Unit amenities include stainless steel appliances, dishwashers, microwaves, and in-unit washers/dryers. As of October 1, 2025, the Ostad NYC Portfolio Properties were 100.0% leased.

The following table presents certain information relating to the Ostad NYC Portfolio Properties:

Portfolio Summary
Property Name	Neighborhood(1)	Year Built / Renovated(1)	# of Units(2)	Occupancy(2)	Allocated Cut-off Date Balance	% of Allocated Cut-off Date Balance	UW NOI(2)	% of UW NOI(2)	Appraised Value(1)
301 East 90th Street	Upper East Side	1915 / NAP	12	100.0%	$7,000,000	24.3%	$562,214	23.3%	$10,000,000
746 Ninth Avenue	Hell’s Kitchen	1920 / NAP	18	100.0%	$6,850,000	23.8%	$583,430	24.2%	$9,700,000
723 Eleventh Avenue	Hell’s Kitchen	1901 / NAP	12	100.0%	$5,800,000	20.2%	$532,619	22.1%	$8,300,000
407 Amsterdam Avenue	Upper West Side	1900 / NAP	8	100.0%	$4,700,000	16.3%	$391,740	16.2%	$6,600,000
714 Greenwich Street	West Village	1910 / NAP	10	100.0%	$4,400,000	15.3%	$345,195	14.3%	$6,500,000
Total/ Wtd. Avg			60	100.0%	$28,750,000	100.0%	$2,415,197	100.0%	$41,100,000
(1)	Source: Appraisals.
(2)	Based on the underwritten rent rolls dated October 1, 2025.

The following table presents certain information relating to the unit mix at the Ostad NYC Portfolio Properties:

Portfolio Unit Mix(1)
Unit Type	# of Units	% of Total Units	Occupied Units	Occupancy	Average Monthly Rent Per Unit(1)	Average Monthly Market Rent Per Unit
301 East 90th Street
1BR/1BA	5	41.7%	5	100.0%	$3,676	$3,500
1BR/1BA RS	1	8.3%	1	100.0%	$2,102	$3,500
2BR/1BA	5	41.7%	5	100.0%	$4,495	$4,100
2BR/1BA RS	1	8.3%	1	100.0%	$849	$4,100
Property Total / Wtd Avg.	12	20.0%	12	100.0%	$3,651	$3,800
746 Ninth Avenue
1BR/1BA	11	61.1%	11	100.0%	$3,451	$3,700
1BR/1BA RS	2	11.1%	2	100.0%	$2,144	$3,700
2BR/1BA	5	27.8%	5	100.0%	$3,939	$4,150
Property Total / Wtd Avg.	18	30.0%	18	100.0%	$3,441	$3,825
723 Eleventh Avenue
1BA/1BR	2	16.7%	2	100.0%	$3,885	$3,900
2BR/1BA	4	33.3%	4	100.0%	$3,894	$4,500
2BR/1BA RS	1	8.3%	1	100.0%	$714	$4,500
3BR/1BA	5	41.7%	5	100.0%	$5,459	$6,450
Property Total / Wtd Avg.	12	20.0%	12	100.0%	$4,280	$5,213
407 Amsterdam Avenue
2BR/1BA	3	37.5%	3	100.0%	$5,133	$5,000
2BR/1BA RS	5	62.5%	5	100.0%	$2,119	$5,000
Property Total / Wtd Avg.	8	13.3%	8	100.0%	$3,249	$5,000
714 Greenwich Street
1BR/1BA	3	30.0%	3	100.0%	$4,850	$5,750
1BR/1BA RS	2	20.0%	2	100.0%	$1,921	$5,750
1BR/1BA RC	1	10.0%	1	100.0%	$287	$5,750
2BR/1BA	2	20.0%	2	100.0%	$7,668	$7,750
2BR/1BA RS	2	20.0%	2	100.0%	$2,520	$7,750
Property Total / Wtd Avg.	10	16.7%	10	100.0%	$3,905	$6,550
Portfolio Total / Wtd Avg.	60	100.0%	60	100.0%	$3,703	$4,708
(1)	Based on the underwritten rent rolls dated October 1, 2025. Average Monthly Rent Per Unit is based on occupied units.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

89

Multifamily – Mid Rise Various New York, NY Various	Collateral Asset Summary – Loan No. 7 Ostad NYC Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,750,000 70.0% 1.32x 8.4%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Ostad NYC Portfolio Properties:

Cash Flow Analysis
	TTM 9/2025(1)	U/W	U/W Per Unit
Base Rent - Residential	$2,536,070	$2,665,843	$44,430.71
Potential Income from Vacant Units	0	0	$0.00
Gross Potential Rent - Residential	$2,536,070	$2,665,843	$44,430.71
Other Income - Residential	0	0	$0.00
Net Rental Income	$2,536,070	$2,665,843	$44,430.71
(Vacancy / Credit Loss)	0	($79,975)	($1,332.92)
Effective Gross Income - Residential	$2,536,070	$2,585,868	$43,097.79

Base Rent - Commercial	$709,532	$826,388	$13,773.13
Potential Income from Vacant Space	0	0	$0.00
Gross Potential Rent - Commercial	$709,532	$826,388	$13,773.13
Other Income- Commercial(2)	$13,532	12,867	$214.45
Net Rental Income	$723,064	$839,255	$13,987.58
(Vacancy / Credit Loss)	0	($41,963)	($699.38)
Effective Gross Income- Commercial	$723,064	$797,292	$13,288.20

Total Effective Gross Income	$3,259,133	$3,383,160	$56,385.99

Real Estate Taxes	572,041	591,345	$9,855.75
Insurance	72,701	90,206	$1,503.44
Management Fee	0	101,495	$1,691.58
Other Expenses(3)	184,916	184,916	$3,081.94
Total Expenses	$829,658	$967,962	$16,132.70

Net Operating Income	$2,429,475	$2,415,197	$40,253.29
Replacement Reserves - Residential	$0	$23,906	$398.44
Replacement Reserves - Commercial	$0	$990	$16.50
TI/LC	0	6,588	$109.80
Net Cash Flow	$2,429,475	$2,383,713	$39,728.56

Occupancy	100.0%(4)	97.0%(5)
NCF DSCR	1.35x	1.32x
NOI Debt Yield	8.45%	8.40%
(1)	Information prior to TTM 9/2025 is not available because the borrower acquired four of the Ostad NYC Portfolio Properties located at 301 East 90th Street, 746 Ninth Avenue, 723 Eleventh Avenue and 714 Greenwich Street in 2024.
(2)	Other Income – Commercial includes reimbursements for the portfolio’s commercial leases.
(3)	Other Expenses include payroll and benefits, repairs and maintenance, and utilities.
(4)	Represents Occupancy as the underwritten rent rolls dated October 1, 2025.
(5)	Represents economic occupancy.

Appraisal. The appraisals dated September 25, 2025 concluded to an aggregate “As-Is” value of the individual properties in the Ostad NYC Portfolio of $41,100,000.

Ostad NYC Portfolio Appraised Value(1)
Property	Value	Capitalization Rate
301 East 90th Street	$10,000,000	5.50%
746 Ninth Avenue	$9,700,000	5.75%
723 Eleventh Avenue	$8,300,000	5.75%
407 Amsterdam Avenue	$6,600,000	5.75%
714 Greenwich Street	$6,500,000	5.25%
Total / Wtd. Avg.	$41,100,000	5.61%
(1)	Source: Appraisals.

Environmental Matters. According to the Phase I environmental reports dated October 9, 2025, there were no recognized environmental conditions at the Ostad NYC Portfolio Properties.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

90

Multifamily – Mid Rise Various New York, NY Various	Collateral Asset Summary – Loan No. 7 Ostad NYC Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,750,000 70.0% 1.32x 8.4%

The Market. The Ostad NYC Portfolio Properties are comprised of five multifamily properties totaling 60 units, located in the Hell’s Kitchen (two properties, 46.2% of underwritten NOI), Upper East Side (one property, 23.3% of underwritten NOI), Upper West Side (one property, 16.2% of underwritten NOI), and the West Village (one property, 14.3% of underwritten NOI) neighborhoods of New York City.

The following table presents certain information relating to the Ostad NYC Portfolio Properties submarkets:

Submarket Summary(1)
Property Name	Submarket	Submarket Inventory (Units)	Submarket Vacancy	Submarket Rent per Unit	UW Rent Per Unit(2)
301 East 90th Street	Upper East Side	58,364	1.9%	$4,605	$3,651
746 Ninth Avenue	Midtown West	33,854	3.0%	$4,885	$3,441
723 Eleventh Avenue	Midtown West	33,854	3.0%	$4,885	$4,280
407 Amsterdam Avenue	Upper West Side	58,541	2.9%	$5,355	$3,249
714 Greenwich Street	Lower West Side	29,232	2.3%	$5,287	$3,905
Total/ Wtd. Avg(3)		213,845	2.7%	$4,959	$3,703
(1)	Source: Third-party provided market research reports.
(2)	Based on the underwritten rent rolls dated October 1, 2025. Average Unit Size and Average Rent Per Unit reflects the average value for occupied units.
(3)	Total/Wtd. Avg. is based on the number of units for each property.

The following table presents certain information relating to comparable multifamily properties to the Ostad NYC Portfolio Properties:

Multifamily Rent Comparables(1)
Property Name / Address	Distance from Subject	Year Built / Renovated	Number of Units	Occupancy	Unit Type	Average Rent Per Unit(1)
301 East 90th Street(2)	-	1915 / NAP	12	100.0%	1BR/1BA	$3,676
					1BR/1BA RS	$2,102
					2BR/1BA	$4,495
					2BR/1BA RS	$849
310 East 92nd Street	0.1 mi	1950 / NAP	15	100.0%	1 BR / 1 BA	$2,700
New York, NY 10128					2 BR / 1 BA	$3,700
240-242 East 90th Street	0.1 mi	1960 / NAP	25	96.0%	1 BR / 1 BA	$3,100
New York, NY 10128					2 BR / 1 BA	$4,795
746 Ninth Avenue(2)	-	1920 / NAP	18	100.0%	1BR/1BA	$3,451
					1BR/1BA RS	$2,144
					2BR/1BA	$3,939
439 West 50th Street	0.2 mi	1901 / NAP	16	87.5%	1 BR / 1 BA	$3,695
New York, NY 10019					2 BR / 1 BA	$4,795
436-438 West 52nd Street	0.2 mi	1901 / NAP	28	96.4%	1 BR / 1 BA	$3,695
New York, NY 10019					2 BR / 1 BA	$4,695
723 Eleventh Avenue(2)	-	1901 / NAP	12	100.0%	1BA/1BR	$3,885
					2BR/1BA	$3,894
					2BR/1BA RS	$714
					3BR/1BA	$5,459
525 West 49th Street	0.1 mi	1940 / NAP	42	95.2%	1 BR / 1 BA	$3,900
New York, NY 10019					2 BR / 1 BA	$4,500
515 West 47th Street	0.2 mi	1901 / 2013	16	93.3%	1 BR / 1 BA	$3,995
New York, NY 10036					2 BR / 1 BA	$4,350
					3 BR / 2 BA	$6,950
407 Amsterdam Avenue(2)	-	1900 / NAP	8	100.0%	2BR/1BA	$5,133
					2BR/1BA RS	$2,119
414 Amsterdam Avenue New York, NY 10024	0.0 mi	1895 / NAP	13	100.0%	2 BR / 1 BA	$4,750
202 West 80th Street New York, NY 10024	0.0 mi	1910 / NAP	10	90.0%	2 BR / 1 BA	$5,850
714 Greenwich Street(2)	-	1910 / NAP	10	100.0%	1BR/1BA	$4,850
					1BR/1BA RS	$1,921
					1BR/1BA RC	$287
					2BR/1BA	$7,668
					2BR/1BA RS	$2,520
92 Perry Street	0.1 mi	1960 / 2006	21	100.0%	1 BR / 1 BA	$6,000
New York, NY 10014					2 BR / 1 BA	$6,750
72 Bedford Street	0.2 mi	1901 / 2020	16	93.3%	1 BR / 1 BA	$6,495
New York, NY 10014					2 BR / 1 BA	$8,495
(1)	Source: Appraisals, unless otherwise indicated.
(2)	Based on the underwritten rent rolls dated October 1, 2025. Average Unit Size and Average Rent Per Unit reflects the average value for occupied units.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

91

Multifamily – Mid Rise Various New York, NY Various	Collateral Asset Summary – Loan No. 7 Ostad NYC Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,750,000 70.0% 1.32x 8.4%

The Borrowers and the Borrower Sponsors. The borrowers are 746 9th LLC, 301 East 90th LLC, 714 Greenwich LLC, 723 11th LLC, and Shagoja Holdings LLC, each a Delaware limited liability company and single purpose entity having at least one independent director in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Ostad NYC Portfolio Mortgage Loan.

The borrower sponsors and non-recourse carveout guarantors are Edward Ostad and Michael Ostad of Flatiron Realty Capital. Founded in 2018, Flatiron Realty Capital is a privately funded real estate portfolio lender specializing in bridge and construction/rehabilitation financing, in addition to 30-year rental investment products. Flatiron Realty Capital has supported over 2,500 investors and has funded approximately $1 billion of loans.

Property Management. The Ostad NYC Portfolio Properties are managed by Tristar Management Associates, LLC, a borrower affiliated management company.

Initial and Ongoing Reserves. At origination of the Ostad NYC Portfolio Mortgage Loan, the borrowers deposited (i) $46,250 into a reserve for immediate repairs, (ii) approximately $50,343 into a reserve account for real estate taxes, (iii) approximately $31,572 into a reserve account for insurance premiums and (iv) $45,000 into an unfunded obligations reserve to account for three months of free rent owed to Rezidue LLC pursuant to its lease. See “Description of the Mortgage Pool – Tenant Issues – Tenants Not Yet in Occupancy or in a Free Rent Period, Leases Under Negotiation and LOIs” in the Preliminary Prospectus.

Tax Reserve – The borrowers are required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $50,343).

Insurance Reserve –The borrowers are required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies at least thirty days prior to the due date thereof (initially estimated to be approximately $7,893).

Replacement Reserve – The borrowers are required to deposit into a replacement reserve, on a monthly basis, approximately $2,075.

TI/LC Reserve – The borrowers are required to deposit into a TI/LC reserve, on a monthly basis, approximately $550.

Lockbox / Cash Management. The Ostad NYC Portfolio Mortgage Loan is structured with a springing lockbox and springing cash management. Upon the first occurrence of a Trigger Period (as defined below), the borrowers are required to establish a lender-controlled lockbox account, and are thereafter required to deposit, or cause the property manager to deposit, immediately upon receipt, all revenue received by the borrowers or the property manager into such lockbox. Within five days after the first occurrence of a Trigger Period, the borrowers are required to deliver a notice to all tenants at the Ostad NYC Portfolio Properties directing them to remit all payments into the lender-controlled lockbox account. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrowers unless a Trigger Period exists and the lender elects (in its sole and absolute discretion) to deliver a restricted account notice, in which case all funds in the lockbox account are required to be swept on each business day to a lender-controlled cash management account to be applied and disbursed in accordance with the Ostad NYC Portfolio Mortgage Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Ostad NYC Portfolio Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Ostad NYC Portfolio Mortgage Loan (provided, however, that if there are insufficient funds in the leasing reserve account to cover leasing costs, excess cash flow funds collected during a Trigger Period shall be disbursed to borrower in an amount of such deficiency to cover certain approved leasing costs set forth in the Ostad NYC Portfolio Mortgage Loan documents), unless a Trigger Period no longer exists, in which case they are to be disbursed to the borrowers. Upon the cure of the applicable Trigger Period, so long as no other Trigger Period exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrowers. Upon an event of default under the Ostad NYC Portfolio Mortgage Loan documents, the lender may apply funds to the Ostad NYC Portfolio Mortgage Loan in such priority as it may determine.

“Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the Ostad NYC Portfolio Mortgage Loan documents, and (ii) the debt service coverage ratio being less than 1.20x; and (B) expiring upon (x) with regard to clause (i) above, the cure (if applicable) of such event of default under the Ostad NYC Portfolio Mortgage Loan documents, and (y) with regard to clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.20x for one calendar quarter.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Provided that no event of default is continuing under the Ostad NYC Portfolio Mortgage Loan documents, at any time (x) after the date that is two years after the closing date of the Benchmark 2025-V19 securitization trust and (y) prior to December 6, 2030, the borrowers may deliver defeasance collateral and obtain the release of one or more individual Ostad NYC Portfolio Properties,

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

92

Multifamily – Mid Rise Various New York, NY Various	Collateral Asset Summary – Loan No. 7 Ostad NYC Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,750,000 70.0% 1.32x 8.4%

provided that, among other conditions, (i) the portion of the Ostad NYC Portfolio Mortgage Loan that is defeased is in an amount equal to the greater of (a) 125% of the allocated loan amount for the individual Ostad NYC Portfolio Property or Properties being released and (b) the net sales proceeds applicable to such individual Ostad NYC Portfolio Property or Properties, (ii) the borrowers deliver a REMIC opinion, (iii) lender has received satisfactory evidence that (A) after giving effect to the release, the tenant Fong Yen Lain does not account for 10% or greater of the rental income and/or rentable square footage at the Ostad NYC Portfolio Properties and (B) as a condition to effectuating any release, the tenant Rezidue LLC (or any other cannabis tenant) does not account for 10% or greater of the gross rents at the Ostad NYC Portfolio Properties following such release, and (iv) after giving effect to the release, (A) the debt service coverage ratio with respect to the remaining Ostad NYC Portfolio Properties is greater than the greater of (1) 1.25x and (2) the debt service coverage ratio for all of the individual Ostad NYC Portfolio Properties immediately prior to the release, and (B) the loan-to-value ratio with respect to the remaining Ostad NYC Portfolio Properties is no greater than the lesser of (1) 65.0% and (2) the loan-to-value ratio for all of the individual Ostad NYC Portfolio Properties immediately prior to the release.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

93

Self Storage – Self Storage 742 and 838 Seward Street Los Angeles, CA 90038	Collateral Asset Summary – Loan No. 8 Hollywood Vaults	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,100,000 57.5% 1.54x 9.0%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

94

Self Storage – Self Storage 742 and 838 Seward Street Los Angeles, CA 90038	Collateral Asset Summary – Loan No. 8 Hollywood Vaults	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,100,000 57.5% 1.54x 9.0%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

95

Self Storage – Self Storage 742 and 838 Seward Street Los Angeles, CA 90038	Collateral Asset Summary – Loan No. 8 Hollywood Vaults	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,100,000 57.5% 1.54x 9.0%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

96

Self Storage – Self Storage 742 and 838 Seward Street Los Angeles, CA 90038	Collateral Asset Summary – Loan No. 8 Hollywood Vaults	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,100,000 57.5% 1.54x 9.0%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition	Property Type – Subtype:	Self Storage - Self Storage
Borrower Sponsor(s):	Joseph O. Tobin III and TCG Storage Fund	Collateral:	Fee
Borrower(s):	Hollywood Vaults Seward LLC	Location:	Los Angeles, CA
Original Balance:	$24,100,000	Year Built / Renovated:	1967, 1985 / 1995, 2013-2019
Cut-off Date Balance:	$24,100,000	Property Management:	TCG Prop, Inc.
% by Initial UPB:	4.1%	Size:	276 Units
Interest Rate:	5.75700%	Appraised Value / Per Unit:	$41,900,000 / $151,812
Note Date:	November 5, 2025	Appraisal Date:	October 15, 2025
Original Term:	60 months	Occupancy:	78.3% as of (November 4, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	85.6%
Original Amortization:	NAP	Underwritten NOI:	$2,179,846
Interest Only Period:	60 months	Underwritten NCF:	$2,171,252
First Payment Date:	December 6, 2025
Maturity Date:	November 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$2,111,164 (TTM August 31, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$1,931,951
Call Protection:	L(25),D(28),O(7)	2023 NOI:	$2,054,857
Lockbox / Cash Management:	Springing / Springing	2022 NOI:	$1,618,254

Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$87,319
Taxes:	$0	$10,001	NAP	Maturity Date Loan / Unit:	$87,319
Insurance:	$4,336	$2,168	NAP	Cut-off Date LTV:	57.5%
Replacement Reserves:	$0	$716	NAP	Maturity Date LTV:	57.5%
				UW NOI DY:	9.0%
				UW NCF DSCR:	1.54x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$24,100,000	57.2%	Purchase Price	$41,500,000	98.6%
Borrower Sponsor Equity	17,996,474	42.8	Closing Costs(2)	592,138	1.4
			Upfront Reserves	4,336	0.0
Total Sources	$42,096,474	100.0%	Total Uses	$42,096,474	100.0%
(1)	For further discussion of Reserves, see “Initial and Ongoing Reserves” below.
(2)	Closing Costs include a rate buydown fee of $216,900.

The Loan. The eighth largest mortgage loan (the “Hollywood Vaults Mortgage Loan”) is secured by the borrower’s fee simple interest in a 276-unit self-storage property located in Los Angeles, California (the “Hollywood Vaults Property”). The Hollywood Vaults Mortgage Loan was originated by Goldman Sachs Bank USA on November 5, 2025, has a 5-year interest-only term and accrues interest at a rate of 5.75700% per annum on an Actual/360 basis. The Hollywood Vaults Mortgage Loan had an original term of 60 months and has a remaining term of 59 months as of the Cut-off Date. The scheduled maturity date of the Hollywood Vaults Mortgage Loan is the payment date in November 2030.

The Property. The Hollywood Vaults Property is a highly specialized, 276 unit self storage facility totaling 69,485 cubic feet and located on a 0.31-acre site in Los Angeles, California. Built in 1967 and 1985 and renovated in 1995 and from 2013 to 2019, the Hollywood Vaults Property consists of two non-contiguous buildings located one block apart. The borrower sponsors recently acquired the Hollywood Vaults Property for $41,500,000 in July 2025, which included $250,000 in working capital. As of November 4, 2025, the Hollywood Vaults Property was 78.3% occupied with an underwritten revenue per cubic foot of $51.49.

The Hollywood Vaults Property has traditional, art, media and data safe, locker and vault room units ranging in size between 1 and 396 square feet, with an average unit size of 29 square feet. The Hollywood Vaults Property features high quality security and construction

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

97

Self Storage – Self Storage 742 and 838 Seward Street Los Angeles, CA 90038	Collateral Asset Summary – Loan No. 8 Hollywood Vaults	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,100,000 57.5% 1.54x 9.0%

and as a result, items stored within the Hollywood Vaults Property are often highly valuable. The average tenant net worth at the Hollywood Vaults Property is more than $30 million. Amenities at the Hollywood Vaults Property include a 100% climate controlled space, ten unique humidity zones, license plate recognition at the entry gate, fingerprint access throughout the buildings, specialized waterless fire sprinklers, more than 100 security cameras and a property-wide sound system.

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Hollywood Vaults Property:

Cash Flow Analysis(1)
	12/31/2022	12/31/2023	12/31/2024	TTM 8/2025	UW	UW Per CF
Storage Rental Income	$2,860,532	$3,343,504	$3,764,221	$3,925,681	$3,577,860	$51.49
Potential Income from Vacant Units	0	0	0	0	808,440	11.63
Gross Potential Income	$2,860,532	$3,343,504	$3,764,221	$3,925,681	$4,386,300	$63.13
Economic Vacancy	0	0	0	0	(808,440)	$(11.63)
Gross Potential Before Other Income	$2,860,532	$3,343,504	$3,764,221	$3,925,681	$3,577,860	$51.49
Other Income	0	0	0	0	0	$0.00
Effective Gross Income	$2,860,532	$3,343,504	$3,764,221	$3,925,681	$3,577,860	$51.49

Management Fee	0	0	0	0	143,114	$2.06
Personnel	261,395	286,251	288,527	303,553	200,000	$2.88
General & Administrative	217,054	233,235	355,796	313,588	280,000	$4.03
Repairs & Maintenance	149,360	161,973	214,501	241,336	160,000	$2.30
Utilities	79,432	80,348	86,929	91,075	90,883	$1.31
Insurance	57,531	62,043	69,437	72,656	26,016	$0.37
Real Estate Taxes	67,736	48,390	49,558	49,558	498,000(2)	$7.17
Other Expenses	409,772	416,406	767,521	742,752	0	$0.00
Total Expenses	$1,242,279	$1,288,647	$1,832,270	$1,814,518	$1,398,014	$20.12

Net Operating Income	$1,618,254	$2,054,857	$1,931,951	$2,111,164	$2,179,846	$31.37
Replacement Reserves	0	0	0	0	8,594	$0.12
Net Cash Flow	$1,618,254	$2,054,857	$1,931,951	$2,111,164	$2,171,252	$31.25

Occupancy	80.8%	86.5%	85.9%	89.0%	85.6%(3)
NOI Debt Yield	6.7%	8.5%	8.0%	8.8%	9.0%
NCF DSCR	1.15x	1.46x	1.37x	1.50x	1.54x
(1)	Based on the underwritten rent roll dated November 4, 2025.
(2)	Based on the Proposition 13 reassessment at 1.2% of the purchase price.
(3)	Represents economic occupancy.

Appraisal. According to the appraisal prepared in connection with the origination of the Hollywood Vaults Mortgage Loan, the Hollywood Vaults Property has an “as-is” appraised value of $41,900,000 as of October 15, 2025.

Environmental Matters. The Phase I environmental reports dated August 26, 2025, did not identify any recognized environmental conditions at the Hollywood Vaults Property.

The Market. The Hollywood Vaults Property is located in the Hollywood neighborhood of Los Angeles, California. The Hollywood neighborhood, bordered by the Santa Monica Mountains and Beverly Hills, includes a mix of residential, commercial and entertainment-related properties. The Hollywood neighborhood also features commercial corridors with nightlife, dining and art districts. Historically, the Hollywood neighborhood has been seen as the center of the American film industry, with many film studios in or near the area. Future development is expected to include mixed-use projects and affordable housing. According to the appraisal, the estimated 2024 population within a 1-, 3- and 5-mile radius of the Hollywood Vaults Property was approximately 40,176, 440,766 and 978,201, respectively; and the estimated 2024 average household income within the same radii was approximately $130,545, $122,435 and $125,660, respectively.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

98

Self Storage – Self Storage 742 and 838 Seward Street Los Angeles, CA 90038	Collateral Asset Summary – Loan No. 8 Hollywood Vaults	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,100,000 57.5% 1.54x 9.0%

According to the appraisal, the Hollywood Vaults Property is located within the Hollywood/Downtown submarket of the Los Angeles market, which has a 91.1% market occupancy conclusion.

The Borrower and the Borrower Sponsors. The borrower is Hollywood Vaults Seward LLC, a single purpose Delaware limited liability company, with one independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hollywood Vaults Mortgage Loan.

The borrower sponsors and non-recourse guarantors are Joseph O. Tobin III and TCG Storage Fund. TCG Storage Fund is a self-storage fund deployed into assets in growth markets by the Tobin Capital Group. The Tobin Capital Group is a tech-enabled, vertically integrated real estate private equity firm based in San Francisco, CA that specializes in strategic investments in self-storage and manufactured housing properties. Tobin Capital Group has grown to more than $425 million in assets under management with a total of 6,383 self-storage units, and 2,684 manufactured housing units under management. Joseph Tobin III, is the founder and CEO of the Tobin Capital Group. Mr. Tobin previously served as the chief of staff to Barry Sternlicht, the Chairman and CEO of Starwood Capital Group.

Property Management. The Hollywood Vaults Property is currently managed by TCG Prop, Inc., which is an affiliate of the borrower sponsors.

Initial and Ongoing Reserves. At origination of the Hollywood Vaults Mortgage Loan, the borrower deposited approximately $4,336 in the insurance reserve account.

Tax Reserve – On each payment date, the borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period, initially estimated to be approximately $10,001 per month.

Insurance Reserve – On each payment date, the borrower is required to deposit into an insurance reserve an amount equal to 1/12th of the insurance premiums that the lender reasonably estimates will be payable during the next ensuing 12 months (initially estimated to be approximately $2,168 per month); provided, that, if the borrower maintains the policies required by Hollywood Vaults Mortgage Loan documents under an acceptable blanket policy pursuant to the terms of Hollywood Vaults Mortgage Loan documents, and the borrower provides evidence reasonably satisfactory to the lender that the applicable premiums on such blanket policy have been timely made at least 10 days prior to the date such payment would be due, deposits of amounts with respect to the cost of premiums of the policies into the insurance reserve will be suspended to the extent that such amounts relate to such acceptable blanket policy. As of the Cut-off Date, an acceptable blanket policy was not in place.

CapEx Reserve – On each payment date, the borrower is required to remit to the lender, for deposit into a capital expenditure account, an amount equal to approximately $716 in accordance with the terms and conditions set forth in the Hollywood Vaults Mortgage Loan documents. Provided that no event of default is continuing, the funds deposited into the capital expenditure account will be disbursed to the borrower up to one time per calendar month in accordance with the terms and conditions set forth in the Hollywood Vaults Mortgage Loan documents.

Lockbox / Cash Management. The Hollywood Vaults Mortgage Loan is structured with a springing lockbox and springing cash management. After the commencement of an initial Cash Management Period (as defined below), the borrower was required to establish and maintain an account with the lockbox bank into which all income from the Hollywood Vaults Property is required to be deposited. At the end of each business day the lockbox bank is required to remit all amounts contained in the lockbox account directly into an account specified by the lender. So long as no Cash Management Period or event of default is continuing, all amounts contained in the lockbox account will be remitted to the borrower’s operating account, and during the continuance of a Cash Management Period or event of default, the lender will specify the lender’s cash management account for such remittance by the lockbox bank. All excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Hollywood Vaults Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Hollywood Vaults Mortgage Loan, or, if no Cash Management Period is continuing, disbursed to the borrower’s operating account.

A “Cash Management Period” means any of the following periods: (i) the period from the commencement of a Trigger Period (as defined below) until the earlier to occur of the end of such Trigger Period or the Hollywood Vaults Mortgage Loan is paid in full; or (ii) the period from the occurrence of an event of default until the earlier to occur of such event of default is waived by the lender or the Hollywood Vaults Mortgage Loan is paid in full. A Cash Management Period will not be terminated unless, at the time the borrower satisfies the conditions for termination of the applicable Cash Management Period as set forth in clause (i) or clause (ii) above, there is no continuing event of default and no other event has occurred which would cause an additional Cash Management Period. In the event that a Cash Management Period is terminated as set forth in clause (i) or clause (ii) above, a Cash Management Period will be reinstated upon the subsequent occurrence of a Trigger Period or event of default.

A “Trigger Period” means each of the following: (a) each period that commences when the debt service coverage ratio, determined as of the last day of any two (2) consecutive fiscal quarters, is less than 1.15x and the borrower has not timely made the cash deposit into

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

99

Self Storage – Self Storage 742 and 838 Seward Street Los Angeles, CA 90038	Collateral Asset Summary – Loan No. 8 Hollywood Vaults	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,100,000 57.5% 1.54x 9.0%

the excess cash flow account or delivered the letter of credit to the lender, in each case, as described in the Hollywood Vaults Mortgage Loan documents, and concludes upon the earlier to occur of (y) debt service coverage ratio, determined as of the last day of each of two consecutive fiscal quarters thereafter, is equal to or greater than 1.15x or (z) an appropriate deposit of cash is made to the excess cash flow account or a letter of credit is deposited with the lender as permitted pursuant to the Hollywood Vaults Mortgage Loan documents; and (b) if the financial reports required under the Hollywood Vaults Mortgage Loan documents are not delivered to the lender as and when required (subject, in any event, to the notice and cure period), a Trigger Period will be deemed to have commenced and be ongoing, unless and until such reports are delivered and they indicate that, in fact, no Trigger Period is ongoing.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

100

Office – Lab/R&D 9911 Belward Campus Drive Rockville, MD 20850	Collateral Asset Summary – Loan No. 9 9911 Belward	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 40.6% 3.41x 17.3%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

101

Office – Lab/R&D 9911 Belward Campus Drive Rockville, MD 20850	Collateral Asset Summary – Loan No. 9 9911 Belward	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 40.6% 3.41x 17.3%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

102

Office – Lab/R&D 9911 Belward Campus Drive Rockville, MD 20850	Collateral Asset Summary – Loan No. 9 9911 Belward	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 40.6% 3.41x 17.3%
Mortgage Loan Information		Property Information
Loan Seller:	GACC, Barclays	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Office – Lab/R&D
Borrower Sponsor(s):	TechCore, LLC	Collateral:	Fee
Borrower(s):	GI TC Rockville, LLC	Location:	Rockville, MD
Original Balance(1):	$24,000,000	Year Built / Renovated:	2005 / NAP
Cut-off Date Balance(1):	$24,000,000	Property Management:	GI Property Manager LP
% by Initial UPB:	4.1%	Size:	289,912 SF
Interest Rate:	5.00000%	Appraised Value / Per SF(3):	$317,000,000 / $1,093
Note Date:	September 30, 2025	Appraisal Date:	August 25, 2025
Original Term:	60 months	Occupancy:	100.0% (as of December 6, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	99.0%
Original Amortization:	NAP	Underwritten NOI:	$22,282,319
Interest Only Period:	60 months	Underwritten NCF:	$22,282,319
First Payment Date:	November 6, 2025
Maturity Date:	October 6, 2030	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI:	$22,745,063 (TTM June 30, 2025)
Additional Debt Balance(1):	$104,740,000	2024 NOI:	$24,654,063
Call Protection:	L(24),YM1(29),O(7)	2023 NOI:	$27,431,087
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	$26,884,242

Reserves(2)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$444
Taxes:	$0	Springing	NAP	Maturity Date Loan / SF:	$444
Insurance:	$0	Springing	NAP	Cut-off Date LTV(3):	40.6%
Replacement Reserves:	$0	Springing	NAP	Maturity Date LTV(3):	40.6%
TI / LC:	$19,292,063	Springing	NAP	UW NOI DY:	17.3%
				UW NCF DSCR:	3.41x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$128,740,000	100.0%	Loan Payoff	$101,634,203	78.9%
			Upfront Reserves	19,292,063	15.0
			Closing Costs	4,514,149	3.5
			Principal Equity Distribution	3,299,585	2.6
Total Sources	$128,740,000	100.0%	Total Uses	$128,740,000	100.0%
(1)	The 9911 Belward Mortgage Loan (as defined below) is part of the 9911 Belward Whole Loan (as defined below), which is comprised of six pari passu promissory notes with an aggregate original principal balance of $128,740,000. The Financial Information in the chart above is based on the 9911 Belward Whole Loan. See “—The Loan” below.
(2)	Please see “—Initial and Ongoing Reserves” below for further discussion of reserve information.
(3)	The Appraised Value set forth above is the Market Value - Assuming Outstanding TIs Funded, which assumes that $21,743,000 of outstanding tenant improvement allowances was reserved. At origination, the then tenant improvement allowances outstanding amount of $19,292,063 was reserved, as certain of the allowances were already funded between the appraisal date and origination date. The appraisal also provided an “As Is” appraised value of the 9911 Belward Property (as defined below) of $297,000,000, which results in an Appraised Value Per SF of $1,024.45, and a Cut-off Date LTV and Maturity Date LTV of 43.3% each.

The Loan. The ninth largest mortgage loan (the “9911 Belward Mortgage Loan”) is part of a whole loan (the “9911 Belward Whole Loan”) which is comprised of six pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $128,740,000. The 9911 Belward Whole Loan is secured by the borrower’s fee simple interest in a 289,912 square foot lab/R&D office complex located in Rockville, Maryland (the “9911 Belward Property”). The 9911 Belward Mortgage Loan is evidenced by the non-controlling Note A-2 and the non-controlling Note A-5 with an aggregate outstanding principal balance as of the Cut-off Date of $24,000,000. The 9911 Belward Whole Loan was originated by German American Capital Corporation (“GACC”) and Barclays Capital Real Estate Inc. (“BCREI”). GACC is contributing Note A-2 and BCREI is contributing Note A-5 to the Benchmark 2025-V19 securitization.

The relationship between the holders of the 9911 Belward Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Outside Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The 9911 Belward Whole Loan will be serviced pursuant to the pooling and servicing agreement for the Benchmark 2025-V18 securitization trust. See “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Whole Loans” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

103

Office – Lab/R&D 9911 Belward Campus Drive Rockville, MD 20850	Collateral Asset Summary – Loan No. 9 9911 Belward	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 40.6% 3.41x 17.3%

The table below identifies the promissory notes that comprise the 9911 Belward Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$55,000,000	$55,000,000	Benchmark 2025-V18	Yes
A-2	$16,500,000	$16,500,000	Benchmark 2025-V19	No
A-3(1)	$17,240,000	$17,240,000	GACC	No
A-4	$25,000,000	$25,000,000	Benchmark 2025-V18	No
A-5	$7,500,000	$7,500,000	Benchmark 2025-V19	No
A-6(1)	$7,500,000	$7,500,000	BCREI or an affiliate	No
Total	$128,740,000	$128,740,000
(1)	Expected to be contributed to one or more future securitization transactions.

The Property. The 9911 Belward Property is a 289,912 square foot lab/R&D office building that was originally constructed as a build-to-suit for Human Genome Sciences, Inc. (“HGSI”) in 2005 for approximately $233.4 million ($805 per square foot). In 2006, BioMed Realty Trust completed a sale leaseback transaction in which it purchased the 9911 Belward Property and leased it back to HGSI on a 20-year, absolute triple net lease expiring in May 2026. In 2012, GlaxoSmithKline plc (“GSK”) (S&P / Moody’s: A / A2) acquired HGSI for $3.6 billion and spent approximately $139 million ($480 per square foot) substantially redeveloping the 9911 Belward Property in 2017. Additionally, from 2023 to 2024, GSK invested approximately an additional $20 million ($69 per square foot) in safety improvements and equipment upgrades. The 9911 Belward Property is 100% leased to HGSI, which lease is fully guaranteed by its investment-grade parent company, GSK. HGSI extended its lease for 10 years in May 2024, two years prior to its original lease expiration in May 2026, resulting in a current lease expiration date in May 2034, approximately 3.7 years beyond the maturity date of the 9911 Belward Whole Loan. HGSI currently has one additional 10-year renewal option and no termination or contraction options. The 9911 Belward Property serves as a production point for HGSI’s FDA-approved drugs, BENLYSTA and NUCALA, two of GSK’s best-selling pharmaceuticals. NUCALA’s patent does not expire until after the loan term in 2033. BENLYSTA’s patent is set to expire in 2027.

Sole Tenant. The sole tenant at the 9911 Belward Property is HGSI.

HGSI (289,912 SF, 100.0% of net rentable area, 100.0% of UW base rent). HGSI researches and develops proprietary pharmaceutical and diagnostic products. HGSI products predict, prevent, detect, treat, and cure disease based on the discovery of human and microbial genes. In 2012, HGSI was purchased by GSK (ADR NYSE: GSK) for $3.6 billion or $14.25 per share. GSK is a global biopharmaceutical company headquartered in the United Kingdom with a legacy dating back to the 18th century and officially formed through a merger of Glaxo Wellcome and SmithKline Beecham in 2000. The company focuses on the research, development, and manufacturing of innovative medicines and vaccines. GSK’s top-selling biopharmaceutical products include Shingrix (a shingles vaccine), Arexvy (the first approved respiratory syncytial virus (RSV) vaccine for adults), and Dovato (a leading human immunodeficiency virus (HIV) treatment). As of 2024, GSK has approximately 70,000 employees globally (approximately 12,000 in the U.S.) and an expanding pipeline of vaccines and specialty medicines. The 9911 Belward Property functions as the primary manufacturing point for BENLYSTA and NUCALA, two key prescription medications for adults with active systemic lupus erythematosus (BENLYSTA) and COPD/asthma (NUCALA). HGSI’s lease is fully guaranteed by GSK.

The following table presents certain information relating to the sole tenant at the 9911 Belward Property:

Tenant Summary(1)
Tenant	Ratings (Moody’s/S&P/Fitch)(2)	Net Rentable Area (SF)	% of Total NRA	U/W Base Rent	UW Base Rent PSF	% of Total UW Base Rent	Lease Exp. Date	Termination Option (Y/N)	Renewal Option
Sole Tenant
HGSI	A2/A/NR	289,912	100.0%	$23,590,139	$81.37	100.0%	5/31/2034	N	1 x 10 Yr
Vacant Space		0	0.0
Collateral Total		289,912	100.0%

(1)	Based on the underwritten rent roll as of December 6, 2025.
(2)	Ratings provided are those of the parent company of the entity shown.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

104

Office – Lab/R&D 9911 Belward Campus Drive Rockville, MD 20850	Collateral Asset Summary – Loan No. 9 9911 Belward	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 40.6% 3.41x 17.3%

The following table presents certain information relating to the lease rollover schedule at the 9911 Belward Property, based on the initial lease expiration dates:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
MTM & 2025	0	0.0%	0.0%	$0	0.0%	$0.00	0
2026	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	0	0.0%	0.0%	$0	0.0%	$0.00	0
2028	0	0.0%	0.0%	$0	0.0%	$0.00	0
2029	0	0.0%	0.0%	$0	0.0%	$0.00	0
2030	0	0.0%	0.0%	$0	0.0%	$0.00	0
2031	0	0.0%	0.0%	$0	0.0%	$0.00	0
2032	0	0.0%	0.0%	$0	0.0%	$0.00	0
2033	0	0.0%	0.0%	$0	0.0%	$0.00	0
2034	289,912	100.0%	100.0%	$23,590,139	100.0%	$81.37	1
2035 & Thereafter	0	0.0%	100.0%	$0	0.0%	$0.00	0
Vacant	0	0.0%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	289,912	100.0%		$23,590,139	100.0%	$81.37	1
(1)	Based on the underwritten rent roll as of December 6, 2025.

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the 9911 Belward Property:

Cash Flow Analysis
	2022	2023	2024	TTM 6/30/2025	UW(1)	UW PSF
Base Rent	$26,891,010	$27,428,830	$24,882,931	$22,960,306	$23,590,139	$81.37
Credit Tenant Rent Steps(2)	0	0	0	0	1,619,386	$5.59
Potential Income from Vacant Space	0	0	0	0	0	$0.00
Gross Potential Rent	$26,891,010	$27,428,830	$24,882,931	$22,960,306	$25,209,526	$86.96
Total Reimbursements	1,824,757	1,981,820	2,173,385	2,240,644	4,790,109	$16.52
Net Rental Income	$28,715,767	$29,410,650	$27,056,316	$25,200,949	29,999,635	$103.48
Other Income	0	0	0	95,844	0	$0.00
(Vacancy & Credit Loss)	0	0	0	0	(2,146,736)	($7.40)
Effective Gross Income	$28,715,767	$29,410,650	$27,056,316	$25,296,793	$27,852,899	$96.07

Real Estate Taxes	1,761,955	1,904,155	2,095,699	2,116,949	2,381,011	$8.21
Insurance	13,633	13,823	19,548	20,333	16,884	$0.06
Management Fee(3)	55,937	61,585	287,006	84,712	835,587	$2.88
Repairs and Maintenance(3)	0	0	0	329,736	2,337,098	$8.06
Total Expenses	$1,831,526	$1,979,563	$2,402,254	$2,551,730	$5,570,580	$19.21

Net Operating Income	$26,884,242	$27,431,087	$24,654,063	$22,745,063	$22,282,319	$76.86
Replacement Reserves	0	0	0	0	0	$0.00
TI/LC	0	0	0	0	0	$0.00
Net Cash Flow	$26,884,242	$27,431,087	$24,654,063	$22,745,063	$22,282,319	$76.86

Occupancy %	100.0%	100.0%	100.0%	100.0%	99.0%
NCF DSCR(4)	4.12x	4.20x	3.78x	3.49x	3.41x
NOI Debt Yield(4)	20.9%	21.3%	19.2%	17.7%	17.3%
(1)	Based on the underwritten rent roll dated December 6, 2025.
(2)	Represents straight lined rent through the loan term.
(3)	The lender is underwriting to a 3% management fee and 20% Repairs and Maintenance expense assumption and then recovering the assumed Repairs and Maintenance expense and management fee reimbursements up to $72,000 in accordance with the sole tenant’s lease.
(4)	Debt service coverage ratios and debt yields are based on the 9911 Belward Whole Loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

105

Office – Lab/R&D 9911 Belward Campus Drive Rockville, MD 20850	Collateral Asset Summary – Loan No. 9 9911 Belward	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 40.6% 3.41x 17.3%

Appraisal. According to the appraisal, the 9911 Belward Property had an “As-Is” appraised value of $297,000,000, as of August 25, 2025. The Appraised Value set forth below is the Market Value - Assuming Outstanding TIs Funded.

9911 Belward Appraised Value(1)(2)
Property	Value	Capitalization Rate
9911 Belward	$317,000,000	7.75%
(1)	Source: Appraisal.
(2)	The Appraised Value set forth above is the Market Value - Assuming Outstanding TIs Funded of the 9911 Belward Property, which assumes that $21,743,000 of outstanding tenant improvement allowances was reserved. At origination, the then outstanding amount of tenant improvement allowances of $19,292,063 was reserved. The appraisal also provided an “As Is” appraised value of the 9911 Belward Property of $297,000,000, which results in an Appraised Value Per SF of $1,024.45, and a Cut-off Date LTV and Maturity Date LTV of 43.3% each.

Environmental Matters. According to the Phase I environmental site assessment report dated September 11, 2025, there was no evidence of any recognized environmental conditions at the 9911 Belward Property.

The Market. The 9911 Belward Property is located in the I-270 corridor market in the greater market of suburban Maryland within Montgomery County. Montgomery County is the state of Maryland’s most populous and affluent area. It is approximately 20 miles from the nation’s capital and home to more than 300 biotech companies such as GSK and MedImmune.

The 9911 Belward Property is located in the life sciences cluster known as “DNA Alley” in Montgomery County, Maryland, a nationally recognized center for biotechnology and biomedical companies. Stretching along the I-270 corridor from Bethesda through Rockville, Gaithersburg, Germantown, and up to Frederick, the area earned its nickname from a news magazine in 2000 due to its high concentration of genomic and biotech firms. The cluster’s growth has been fueled by its proximity to major federal agencies such as the National Institutes of Health (NIH) in Bethesda, the Food and Drug Administration in White Oak and the National Institute of Standards and Technology in Gaithersburg.

The table below presents certain information relating to office leases comparable to those at the 9911 Belward Property identified by the appraisal:

Comparable Life Science Leases(1)
Property Name	Year Built/Renovated	Total NRA	Tenant	Rent PSF(3)	Lease Term (Years)
9911 Belward(2)	2005 / NAP	289,912	HGSI	$81.37	8.7
4MLK	2024 / NAP	255,830	UMD – Flex Labs	$47.40	10.0
9605 Medical Center Drive – Building III	2004 / NAP	115,000	AbelZeta	$43.50	8.6
Cloverleaf Center IV	1995 / NAP	82,728	UBriGene Biosciences	$45.00	5.6
7495 New Horizon	2021 / NAP	75,000	Cartesian	$47.00	7.3
45 West Watkins Mill Road	1989 / NAP	54,737	AstraZeneca	$41.00	5.0
(1)	Source: Appraisal.
(2)	Based on underwritten rent roll as of December 6, 2025.
(3)	All rents shown are NNN. The appraisal concluded to a forecast market rent of $65.00 PSF for the 9911 Belward Property.

The Borrower and the Borrower Sponsor. The borrower is GI TC Rockville, LLC, a Delaware limited liability company and single purpose entity with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 9911 Belward Whole Loan.

The borrower sponsor and the non-recourse carveout guarantor is TechCore, LLC. TechCore, LLC is a core investment vehicle actively investing in or owning technology-advantaged real estate in the United States, including data centers, carrier hotels, specialized technology corporate campuses, “Always On” facilities, and life sciences properties located in primary markets and leased to industry leading tenants. TechCore, LLC is a real estate fund formed by GI Partners, a private investment firm, and the California Public Employees Retirement System (CalPERS). The fund seeks to acquire technology-advantaged properties, capitalizing on the themes of growing data and connectivity usage, the increase in the importance of complex treatments for human health challenges and the growth of other forms of technology and research in everyday life. Since 2012, TechCore, LLC has acquired 19 properties and invested in over 3.6 million square feet of stabilized core technology-advantaged real estate and continues to actively invest in this sector.

Property Management. 9911 Belward is currently managed by GI Property Manager LP, a borrower sponsor affiliated management company.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

106

Office – Lab/R&D 9911 Belward Campus Drive Rockville, MD 20850	Collateral Asset Summary – Loan No. 9 9911 Belward	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 40.6% 3.41x 17.3%

Initial and Ongoing Reserves. At origination, the borrower deposited into escrow approximately $19,292,063 for outstanding tenant improvements and/or leasing commissions for the sole tenant at the 9911 Belward Property.

Tax Escrows – During a Cash Sweep Period (as defined below), the borrower is required to deposit into a real estate tax reserve, on a monthly basis, an amount equal to 1/12th of the real estate taxes that the lender estimates will be payable during the next ensuing twelve months. Notwithstanding the foregoing, deposits to the tax reserve are waived if either (A) (i) no Cash Sweep Period is in effect, (ii) the borrower timely pays taxes prior to delinquency and (iii) the borrower provides evidence of payment acceptable to the lender or the lender independently verifies payment or (B) (i) the tenant is obligated to pay taxes directly, (ii) the tenant pays taxes, (iii) the tenant or borrower furnishes receipts and (iv) the HGSI lease is in full force and effect.

Insurance Escrows – The borrower is required to deposit into an insurance reserve, on a monthly basis, an amount equal to 1/12th of the insurance premiums that the lender reasonably estimates will be payable for the renewal of the coverage afforded by the policies upon the expiration thereof; provided, however, that the insurance reserve will be conditionally waived for so long as the borrower maintains a blanket policy acceptable to the lender. A blanket policy was in place at origination. Notwithstanding the foregoing, deposits to the insurance reserve are waived if either (A) (i) no Cash Sweep Period is in effect, (ii) the borrower timely pays insurance premiums prior to delinquency, (iii) the borrower provides evidence of payment acceptable to the lender or the lender independently verifies payment, and (iv) there is no (x) material monetary or non-monetary default under the HGSI lease that would reasonably be anticipated to have a material adverse effect or (y) failure to pay base rent under the HGSI lease or (B) the insurance policies consist of blanket policies that satisfy the requirements of the 9911 Belward Whole Loan documents, or are maintained by any tenant that satisfies the requirements of the 9911 Belward Whole Loan documents, and the borrower provides proof of payment.

Replacement Reserves – During a Cash Sweep Period, the borrower is required to deposit approximately $4,832, on a monthly basis, into a replacement reserve.

TI/LC Reserves – During a Cash Sweep Period, the borrower is required to deposit approximately $36,239, on a monthly basis, into a reserve for future tenant improvements and leasing commissions.

Lockbox / Cash Management. The 9911 Belward Whole Loan is structured with a hard lockbox and springing cash management. The borrower and property manager, as applicable, are required to direct the tenants to pay rent directly into the lockbox account, and to deposit any rents otherwise received into such account within two business days after receipt. So long as no Cash Sweep Period is continuing, the amounts on deposit in the lockbox account will be swept to the borrower’s operating account. During the continuance of a Cash Sweep Period, transfers to the borrower’s operating account are required to cease and such sums on deposit in the lockbox account are required to be transferred on a daily basis to a cash management account controlled by the lender, at a financial institution selected by the lender (and the borrower is required to cooperate with the lender and the cash management bank in the establishment of such account). Funds swept to the cash management account are required to be applied to payment of all monthly amounts due under the 9911 Belward Whole Loan documents, including deposits to the tax and insurance reserves, payments of monthly debt service, deposits to the replacement reserve and TI/LC reserve, payment of monthly operating expenses set forth in the lender-approved annual budget with such adjustments set forth in the 9911 Belward Whole Loan documents and lender-approved, as well as pre-approved, extraordinary expenses, with all excess cash flow remaining after such application to be deposited (i) in the case of a Cash Sweep Period due to a material default, into an excess cash flow account, to be held as additional collateral during the continuance of such Cash Sweep Period (provided that such reserve may be used for leasing expenses, taxes, insurance premiums and certain operating expenses if requested by the borrower, subject, in each case, to satisfaction of certain conditions) and (ii) in the case of a Cash Sweep Period due to a Specified Tenant Sweep Event (as defined below), into a lease sweep reserve (the “Lease Sweep Reserve”).

A “Cash Sweep Period” will commence upon (i) the occurrence of a material event of default (including failure to pay debt service or reserve deposits, taxes or insurance premiums, bankruptcy related defaults or any covenant default that would have a material adverse effect) under the 9911 Belward Whole Loan documents, (ii) a Specified Tenant Sweep Event if the borrower fails to timely make any cash deposit or to provide a letter of credit, in each case in the Lease Sweep Reserve Deposit Amount (as defined below) as described in the 9911 Belward Whole Loan documents, and (B) will expire upon (x) with regard to any Cash Sweep Period commenced in connection with clause (i) above, the cure or waiver (if applicable) of such material event of default, (y) with regard to any Cash Sweep Period commenced in connection with clause (ii) above, the expiration of all Specified Tenant sweep periods or borrower makes the cash deposit or provides a letter of credit in the Lease Sweep Reserve Deposit Amount.

“Lease Sweep Reserve Deposit Amount” means an amount equal to the total rentable square feet of the applicable (portion of the) space leased pursuant to a Specified Tenant (as defined below) lease multiplied by $75.00.

“Specified Tenant” means (i) HGSI, (ii) any successor-in-interest to the tenant under the HGSI lease, or (iii) any other tenant or its affiliates under a lease (or combination of leases) covering more than 50% of the premises demised under the HGSI lease.

A “Specified Tenant Sweep Event” will commence (a) in the event that, unless the Specified Tenant or its lease guarantor has an IG Rating (as defined below), a Specified Tenant goes dark or ceases operations in all or substantially all of its space at the 9911 Belward Property for more than 30 consecutive days excluding (i) the temporary closure of building amenity space such as cafeterias and gyms

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

107

Office – Lab/R&D 9911 Belward Campus Drive Rockville, MD 20850	Collateral Asset Summary – Loan No. 9 9911 Belward	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,000,000 40.6% 3.41x 17.3%

pursuant to applicable legal requirements, (ii) a temporary closure as a result of repairs, alterations, or restoration being performed diligently and in accordance with the 9911 Belward Whole Loan documents, and/or (iii) a temporary closure effectuated in order to comply with governmental restrictions which restrict use or occupancy or (iv) a temporary closure caused by force majeure; provided that with respect to clauses (iii) and (iv) the Specified Tenant occupies the applicable space and recommences operations within 60 days following the termination of the event that caused the closure, (b) upon a bankruptcy or insolvency proceeding of a Specified Tenant or the guarantor of its lease (or its parent company to the extent there is no lease guarantor), (c) a Specified Tenant fails to renew its lease by the later of (i) the date that is 12 months prior to the expiration date or (ii) the latest date the Specified Tenant is required under its lease to give notice of its exercise of a renewal option, in each case, unless such event is cured within 5 business days as described below; (d) upon the early termination, surrender or cancellation of a Specified Tenant’s lease or Specified Tenant gives notice of its intention to do so, or its intention not to renew its lease; or (e) upon a default by a Specified Tenant under its lease beyond any applicable notice and cure period which such default is (x) a material monetary or non-monetary default that would reasonably be anticipated to have a material adverse effect on the value or condition of the 9911 Belward Property and/or the borrower’s ability to perform its material obligations under the 9911 Belward Whole Loan documents, and/or (y) a failure (beyond applicable notice and cure periods) to pay base rent.

“IG Rating” means (A) with respect to the Specified Tenant lease in place as of the origination date, a long-term unsecured debt rating of at least “BBB-“ from Moody’s and S&P, and (B) with respect to any other entity, such entity has a long-term unsecured debt rating of at least “BBB-“ from Moody’s and S&P and an equivalent rating from each of the other rating agencies which rate such entity.

A Specified Tenant Sweep Event will end once (i) with respect to clause (a) above, the applicable Specified Tenant resumes occupancy and operations in substantially all its space, or with respect to clauses (b) through (e), at least 70% of the space demised under the Specified Tenant’s lease has been re-tenanted pursuant to one or more “qualified leases” as defined in the 9911 Belward Whole Loan documents, (ii) with respect to clause (b) above, the applicable Specified Tenant, lease guarantor or parent entity is no longer deemed insolvent or subject to bankruptcy or insolvency proceedings and has affirmed in bankruptcy the applicable lease and any lease guaranty pursuant to final non-appealable order of the bankruptcy court, (iii) in the case of clause (c), the applicable Specified Tenant (A) renews its lease pursuant to its terms, or (B) otherwise extends its lease at the fair market rental rate or otherwise on terms reasonably approved by the lender, with respect to at least 70% of such Specified Tenant’s space, together with other qualified leases, (iv) in the case of clause (d), any such notice is rescinded or waived, (v) in the case of clause (e), the subject default has been cured or is otherwise no longer reasonably anticipated to have a material adverse effect, and (vi) in the case of any Specified Tenant Sweep Event, the 9911 Belward Property has achieved a debt yield of at least 10% as the result of re-tenanting all or any portion of the applicable space pursuant to one or more “qualified leases” (calculated to include the replacement “qualified leases” in question), and, in connection with any of the events described in the foregoing clauses(i), (iii) or (vi), in the lender’s reasonable judgment, sufficient funds (including any termination payments from any Specified Tenants that have been delivered to the lender in accordance with the terms of the 9911 Belward Whole Loan documents) have been accumulated in the Lease Sweep Reserve to cover all anticipated tenant improvement and leasing commissions and free, gap and/or abated rent in connection therewith (which such free, gap and/or abated rent reserve may not exceed an amount that would be sufficient to cause the debt service coverage ratio to be equal to 1.50x until the commencement of full rent payments) (the “Lease Sweep Re-tenanting Costs”), whereupon (i) any funds remaining in the Lease Sweep Reserve in excess of the amount required to cover all such Lease Sweep Re-tenanting Costs are required to be released to the borrower and (ii) the funds retained in the Lease Sweep Reserve to cover all such Lease Sweep Re-tenanting Costs are required to be disbursed to the borrower to fund such Lease Sweep Re-tenanting Costs. A Specified Tenant Sweep Event will also cease on the date on which the following amounts have accumulated in the Lease Sweep Reserve: (x) the Lease Sweep Reserve Deposit Amount with respect to any portion of the space demised under the applicable lease that has not been re-tenanted and (y) to the extent a portion of the space demised under the applicable Specified Tenant lease has been re-tenanted pursuant to one or more qualified leases, in the lender’s judgment, sufficient funds have also been accumulated in the Lease Sweep Reserve, subject to the cap described above, to cover all anticipated Lease Sweep Re-tenanting Costs related to the space that has been re-tenanted.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

108

Industrial – Manufacturing 117 Hospital Road Devens, MA 01434	Collateral Asset Summary – Loan No. 10 CFS Industrial HQ	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,800,000 70.5% 1.57x 11.1%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

109

Industrial – Manufacturing 117 Hospital Road Devens, MA 01434	Collateral Asset Summary – Loan No. 10 CFS Industrial HQ	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,800,000 70.5% 1.57x 11.1%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

110

Industrial – Manufacturing 117 Hospital Road Devens, MA 01434	Collateral Asset Summary – Loan No. 10 CFS Industrial HQ	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,800,000 70.5% 1.57x 11.1%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

111

Industrial – Manufacturing 117 Hospital Road Devens, MA 01434	Collateral Asset Summary – Loan No. 10 CFS Industrial HQ	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,800,000 70.5% 1.57x 11.1%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition	Property Type – Subtype:	Industrial - Manufacturing
Borrower Sponsor(s):	Pivotal Manufacturing Partners, LLC, Declaration Partners Real Estate Fund II LP and Declaration Partners Real Estate Fund II-A LP	Collateral:	Fee
Borrower(s):	Pivotal Devens 117 LLC	Location:	Devens, MA
Original Balance(1):	$22,800,000	Year Built / Renovated:	2023 / NAP
Cut-off Date Balance(1):	$22,800,000	Property Management:	Pivotal Devens Property Management LLC and CBRE, Inc.
% by Initial UPB:	3.9%	Size:	165,335 SF
Interest Rate:	6.74600%	Appraised Value (As Is) / Per SF:	$74,900,000 / $453
Note Date:	September 22, 2025	Appraisal Date:	July 30, 2025
Original Term:	60 months	Occupancy:	100.0% as of (November 6, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	93.2%
Original Amortization:	NAP	Underwritten NOI:	$5,862,696
Interest Only Period:	60 months	Underwritten NCF:	$5,667,200
First Payment Date:	November 6, 2025
Maturity Date:	October 6, 2030	Historical NOI(2)
Additional Debt Type(1):	Pari Passu	Most Recent NOI:	NAV
Additional Debt Balance(1):	$30,000,000	2024 NOI:	NAV
Call Protection:	L(26),D(27),O(7)	2023 NOI:	NAV
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	NAV

Reserves(3)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$319
Taxes:	$105,017	$105,017	NAP	Maturity Date Loan / SF:	$319
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	70.5%
Replacement Reserves:	$0	Springing	$124,001	Maturity Date LTV:	70.5%
TI / LC:	$0	Springing	$496,005	UW NOI DY:	11.1%
				UW NCF DSCR:	1.57x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$52,800,000	69.4%	Purchase Price	$74,000,000	97.3%
Borrower Sponsor Equity	23,277,868	30.6	Closing Costs	1,972,852	2.6
			Upfront Reserves	105,017	0.1
Total Sources	$76,077,868	100.0%	Total Uses	$76,077,868	100.0%
(1)	The CFS Industrial HQ Mortgage Loan (as defined below) is part of a whole loan evidenced by three pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $52.8 million (as defined below).
(2)	Historical financials are not available due to the CFS Industrial HQ Property (as defined below) being acquired by the sponsor in September 2025.
(3)	See “Initial and Ongoing Reserves” below.

The Loan. The tenth largest mortgage loan (the “CFS Industrial HQ Mortgage Loan”) is part of a whole loan (the “CFS Industrial HQ Whole Loan”) evidenced by three pari passu promissory notes that is secured by the borrower’s fee interest in an 11.0-acre, 165,335 square foot, industrial property in Devens, Massachusetts (the “CFS Industrial HQ Property”). The scheduled maturity date of the CFS Industrial HQ Whole Loan is October 6, 2030.

The CFS Industrial HQ Mortgage Loan, which is evidenced by the controlling Note A-1 with an outstanding principal balance as of the Cut-off Date of $22,800,000. The CFS Industrial HQ Whole Loan was originated by Goldman Sachs Bank USA (“GSBI”) and has an aggregate outstanding principal balance as of the Cut-off Date of $52,800,000. The CFS Industrial HQ Whole Loan has a 5-year interest-only term and accrues interest at the rate of 6.74600% per annum on an Actual/360 basis. The proceeds of the CFS Industrial HQ Whole Loan, along with sponsor equity, were used by the borrower to acquire the CFS Industrial HQ Property and pay closing costs.

The CFS Industrial HQ Whole Loan will be serviced pursuant to the pooling and servicing agreement for the Benchmark 2025-V19 securitization trust. The relationship between the holders of the CFS Industrial HQ Whole Loan is governed by a co-lender agreement. See “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” and “The Pooling and Servicing Agreement” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

112

Industrial – Manufacturing 117 Hospital Road Devens, MA 01434	Collateral Asset Summary – Loan No. 10 CFS Industrial HQ	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,800,000 70.5% 1.57x 11.1%
Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$22,800,000	$22,800,000	Benchmark 2025-V19	Yes
A-2	10,000,000	10,000,000	Benchmark 2025-V18	No
A-3	20,000,000	20,000,000	WFCM 2025-5C7	No
Whole Loan	$52,800,000	$52,800,000

The Property. The CFS Industrial HQ Property is a 165,335-square-foot, two-story, single-tenant advanced manufacturing facility located at 117 Hospital Road in Devens, Worcester County, Massachusetts. Constructed in 2023, the property sits on an 11.00-acre site and is part of a larger advanced manufacturing campus. Commonwealth Fusion Systems (“CFS”) is currently in the fourth year of a 15-year triple net lease, which began in October 2022. The lease includes three 7-year extension options with 3.00% annual rent escalations and provided the company with $16,533,500 in landlord contributions. A purchase option is also in place, allowing CFS to acquire the property if regulatory licenses for the adjacent SPARC (a device called a tokamak, scientifically proven way to recreate the sun’s power source on Earth) facility necessitate common ownership, with the purchase price based on the annual base rent capitalized at 4.75%. The CFS Industrial HQ Property benefits from strict environmental controls and sustainable Low-Impact Development practices enforced by the Devens Enterprise Commission.

The CFS Industrial HQ Property serves as CFS’ global headquarters and core magnet manufacturing facility, and has 32’ 6” clear heights, 40’ by 60’ column spacing, three tailboard dock doors, one drive-in door, and 283 parking spaces. The Property was built with Class A specifications and flexibility that support downside alternative uses across advanced manufacturing, life sciences, and data centers, with a SF breakdown of 111,733 Manufacturing SF and 53,602 Office SF.

Sole Tenant.

Commonwealth Fusion Systems (165,335 square feet; 100.0% of NRA; 100.0% of underwritten base rent): Commonwealth Fusion Systems is a global company involved in commercial fusion power, specializing in small fusion power plants. Founded in 2018 as a spin-off from MIT’s fusion research, CFS has raised over $3.0 billion in equity funding from major global investors, including Google, Meta, and university endowments. The company is currently raising further capital, and has already secured multibillion dollars of offtake agreements, including a landmark contract with Google to supply 200 MW of future CFS fusion power to fuel Google's AI infrastructure build-out. Outside of the Devens, MA campus, CFS’ only other facility is the company’s fusion power plant in Chesterfield County, Virginia. The CFS lease includes three 7-year extension options.

The following table presents certain information relating to the sole tenant at the CFS Industrial HQ Property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s / S&P / Fitch)	Net Rentable Area (SF)	% of NRSF	U/W Base Rent	U/W Base Rent Per SF	% Annual U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Option
Commonwealth Fusion Systems	NR/NR/NR	165,335	100.0%	$6,397,384	$38.69	100.0%	10/31/2037	N	3 x 7 yr
Total Occupied		165,335	100.0%	$6,397,384	$38.69	100.0%
Vacant		0	0.0%
Total		165,335	100.0%
(1)	Based on the underwritten rent roll dated November 6, 2025, inclusive of contractual rent steps through November 1, 2026.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

113

Industrial – Manufacturing 117 Hospital Road Devens, MA 01434	Collateral Asset Summary – Loan No. 10 CFS Industrial HQ	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,800,000 70.5% 1.57x 11.1%

The following table presents certain information relating to the lease rollover schedule at the CFS Industrial HQ Property, based on initial lease expiration dates:

Lease Rollover Schedule(1)
Year	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Number of Leases Expiring
2025 & MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2026	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	0	0.0%	0.0%	$0	0.0%	$0.00	0
2028	0	0.0%	0.0%	$0	0.0%	$0.00	0
2029	0	0.0%	0.0%	$0	0.0%	$0.00	0
2030	0	0.0%	0.0%	$0	0.0%	$0.00	0
2031	0	0.0%	0.0%	$0	0.0%	$0.00	0
2032	0	0.0%	0.0%	$0	0.0%	$0.00	0
2033	0	0.0%	0.0%	$0	0.0%	$0.00	0
2034	0	0.0%	0.0%	$0	0.0%	$0.00	0
2035 & Thereafter	165,335	100.0%	100.0%	$6,397,384	100.0%	$38.69	1
Vacant	0	0.0%	0.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	165,335	100.0%	100.0%	$6,397,384	100.0%	$38.69	1
(1)	Based on the underwritten rent roll dated November 6, 2025, inclusive of contractual rent steps through November 1, 2026.

The following table presents certain information relating to Underwritten Net Cash Flow at the CFS Industrial HQ Property:

Underwritten Net Cash Flow(1)(2)
	Underwritten	PSF	%(3)
Base Rental Revenue	$6,211,052	$37.57	79.0%
Contractual Rent Steps(4)	186,332	1.13	2.4%
Potential Rental Revenue	$6,397,384	$38.69	81.4%
Recoveries	1,465,674	8.86	18.6%
Total Gross Revenue	$7,863,058	$47.56	100.0%
Vacancy	(534,688)	(3.23)	(6.8%)
Effective Gross Revenue	$7,328,370	$44.32	93.2%
Management Fee	(293,135)	(1.77)	(4.0%)
Other Expenses	(1,172,539)	(7.09)	(16.0%)
Total Expenses	($1,465,674)	$(8.86)	(20.0%)
Net Operating Income	$5,862,696	$35.46	80.0%
TI/LCs	(165,335)	(1.00)	(2.3%)
Replacement Reserves	(30,160)	(0.18)	(0.4%)
Net Cash Flow	$5,667,200	$34.28	77.3%
(1)	Based on the underwritten rent roll dated November 6, 2025, inclusive of contractual rent steps through November 1, 2026.
(2)	Historical financials are not available due to the CFS Industrial HQ Property being acquired by the borrower sponsors in September 2025.
(3)	% column represents percentage of Total Gross Revenue for all revenue lines and represents percentage of Effective Gross Revenue for the remaining fields.
(4)	Based on contractual 3.0% rent step increment 12 months from loan closing.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

114

Industrial – Manufacturing 117 Hospital Road Devens, MA 01434	Collateral Asset Summary – Loan No. 10 CFS Industrial HQ	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,800,000 70.5% 1.57x 11.1%

Appraisals. According to the appraisal, the CFS Industrial HQ Property had an “as-is” appraised value of $74,900,000, as July 30, 2025.

CFS Industrial HQ Appraised Value(1)
Property	Value	Capitalization Rate
CFS Industrial HQ	$74,900,000	8.50%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental report dated August 12, 2025, there was no evidence of any recognized environmental conditions at the CFS Industrial HQ Property.

The Market. The CFS Industrial HQ Property is situated in Devens, Worcester County, Massachusetts, within the broader Worcester, MA-CT MSA metro area. According to the appraisal, for Class A advanced manufacturing facilities, the relevant real estate market is identified as the Route 495 corridor, specifically extending five miles to the east and west of Route 12. Regarding market rent for industrial advanced manufacturing space, market participants indicated a range of approximately $35.00 to $50.00 per square foot, with the specific rate depending on the extent of tenant improvement allowances. The concluded market rent for the CFS Industrial HQ Property itself is $48.00 per square foot.

The following table presents information relating to comparable industrial leases for the CFS Industrial HQ Property:

Comparable Industrial Leases(1)
Property Name/Location	Distance from Subject	Year Built/ Renovated	Total GLA (SF)	Tenant	Tenant Size (SF)	Lease Start Date	Lease Term (years)	Annual Rent PSF
CFS Industrial HQ(2) Devens, MA	-	2023 / NAP	165,335	Commonwealth Fusion Systems	165,335	Oct-22	15.0	$38.69
39 Jackson Road Devens, MA	0.9 mi	2023 / NAP	101,383	Ascend Elements	101,383	Sep-2023	12.0	$52.50
33 Jackson Road Devens, MA	0.9 mi	2022 / NAP	187,236	Electric Hydrogen Co.	187,000	May-2024	12.0	$54.50
45 Jackson Road Devens, MA	0.8 mi	2022 / NAP	103,496	Azzur Cleanrooms On Demand	103,496	Jan-2023	12.0	$42.50
75 Jackson Road Devens, MA	0.8 mi	2025 / NAP	208,268	Asking Rent	208,268	Jul-2025	15.0	$65.00

(1)	Source: Appraisal, unless otherwise indicated.
(2)	Based on the underwritten rent rolls dated November 6, 2025. Annual Rent PSF includes rent steps through November 1, 2026.

The Borrower and the Borrower Sponsors. The borrower is Pivotal Devens 117 LLC, a Delaware limited liability company and special purpose entity with two independent directors in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the CFS Industrial HQ Whole Loan.

The borrower sponsors are Pivotal Manufacturing Partners, LLC, Declaration Partners Real Estate Fund II LP and Declaration Partners Real Estate Fund II-A LP. The non-recourse carveout guarantors are DPREF II HoldCo LLC and PMP HoldCo, LLC. Pivotal Manufacturing Partners is a real estate investment platform focused on supporting the United States manufacturing industry. The company specializes in acquiring, developing, and managing large-scale industrial properties equipped for power-intensive manufacturing. Declaration Partners is a private investment company headquartered in New York City. Declaration Partners was established with the backing of David M. Rubenstein, co-founder of The Carlyle Group, and operates with a distinctive family office heritage. The firm manages approximately $2.2 billion in total AUM as of March 2025 and is structured around several core strategies: private investments, real estate and GP solutions.

Property Management. The CFS Industrial HQ Property is managed by Pivotal Devens Property Management LLC and CBRE, Inc. Pivotal Devens Property Management LLC is an affiliate of the borrower.

Initial and Ongoing Reserves. At origination of the CFS Industrial HQ Whole Loan, the borrower deposited approximately $105,017 into a real estate taxes reserve.

Tax Reserve – On each payment date, the borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period, provided, that, the borrower will not be required to make monthly deposits with respect to property taxes which are solely the obligation of CFS and which property taxes are paid directly to the taxing authority, so long as (x) no event of default has occurred and is continuing, and (y) the borrower provides proof of payment by CFS (or the borrower) directly to the taxing authority on or before the delinquency date of such property taxes or reasonably satisfactory evidence that CFS is contesting same in accordance with the terms of the CFS lease.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

115

Industrial – Manufacturing 117 Hospital Road Devens, MA 01434	Collateral Asset Summary – Loan No. 10 CFS Industrial HQ	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,800,000 70.5% 1.57x 11.1%

Insurance Reserve – On each payment date, the borrower is required to deposit into an insurance reserve an amount equal to 1/12th of the insurance premiums that the lender reasonably estimates will be payable during the next ensuing 12 months, assuming all insurance premiums are paid by the 30th day prior to the date they come due; provided, that, if the borrower maintains the policies required by CFS Industrial HQ Whole Loan documents under an acceptable blanket policy pursuant to the terms of CFS Industrial HQ Whole Loan documents, and the borrower provides evidence reasonably satisfactory to the lender that the applicable premiums on such blanket policy have been timely made at least 10 days prior to the date such payment would be due, deposits of amounts with respect to the cost of premiums of the policies into the insurance reserve will be suspended to the extent that such amounts relate to such acceptable blanket policy. As of the Cut-off Date, an acceptable blanket policy was in place.

TI/LC Reserve – On each payment date during a continuing Trigger Period (as defined below) or an event of default, if the balance of the TI/LC reserve account falls below $496,005, the borrower is required to remit to the lender, for deposit into the TI/LC reserve, an amount equal to approximately $13,778. Provided that no event of default exists, the funds deposited into the TI/LC reserve will be disbursed to the borrower in accordance with the terms and conditions set forth in the CFS Industrial HQ Whole Loan documents.

CapEx Reserve – On each payment date during a continuing Trigger Period or an event of default, the borrower is required to remit to the lender, for deposit into a capital expenditure reserve, an amount equal to approximately $3,444 in accordance with the terms and conditions set forth in the CFS Industrial HQ Whole Loan documents; provided that the borrower will not be required to make the monthly deposit if the balance of the account is equal to or greater than $124,001. Provided that no event of default is continuing, the funds deposited into the capital expenditure reserve will be disbursed to the borrower up to one time per calendar month in accordance with the terms and conditions set forth in the CFS Industrial HQ Whole Loan documents.

Lockbox / Cash Management. The CFS Industrial HQ Whole Loan is structured with a hard lockbox and springing cash management. On or prior to the closing of the CFS Industrial HQ Whole Loan, the borrower was required to establish and maintain an account with the lockbox bank into which all cash revenues from the CFS Industrial HQ Property are required to be deposited. At the end of each business day the lockbox bank is required to remit all amounts contained in the lockbox account directly into an account specified by the lender. Within five business days of the closing of the CFS Industrial HQ Whole Loan, the borrower was required to deliver notice to CFS instructing that (i) all payments under its lease are required to be remitted directly to, and deposited directly into, the lockbox account, and (ii) such instruction may not be rescinded unless and until the tenant receives from the borrower or the lender a copy of the lender’s written consent to such rescission (which the lender will provide upon payment in full of the CFS Industrial HQ Whole Loan). So long as no Cash Management Period (as defined below) or event of default is continuing, all amounts contained in the lockbox account will be remitted to the borrower’s operating account at the end of each business day, and during the continuance of a Cash Management Period or event of default, the lender will specify the lender’s cash management account for such remittance by the lockbox bank. All excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the CFS Industrial HQ Whole Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the CFS Industrial HQ Whole Loan, or, if no Cash Management Period is continuing, disbursed to the borrower’s operating account.

A “Cash Management Period” means any of the following periods: (i) the period from the commencement of a Trigger Period (as defined below) until the earlier to occur of the end of such Trigger Period or the CFS Industrial HQ Whole Loan is paid in full; or (ii) the period from the occurrence of an event of default until the earlier to occur of such event of default is waived by the lender or the CFS Industrial Whole Loan is paid in full. A Cash Management Period will not be terminated unless, at the time the borrower satisfy the conditions for termination of the applicable Cash Management Period as set forth in clause (i) or clause (ii) above, there is no continuing event of default and no other event has occurred which would cause an additional Cash Management Period. In the event that a Cash Management Period is terminated as set forth in clause (i) or clause (ii) above, a Cash Management Period will be reinstated upon the subsequent occurrence of a Trigger Period or event of default.

A “Trigger Period” means each of the following: (a) each period that commences when the debt yield, determined as of the first day of any two consecutive fiscal quarters, is less than 9.0% and concludes when the debt yield, determined as of the first day of each of two consecutive fiscal quarters thereafter, is equal to or greater than 9.0%; (b) if the financial reports required under the CFS Industrial HQ Whole Loan documents are not delivered to the lender as and when required (subject, in any event, to the notice and cure period), a Trigger Period will be deemed to have commenced and be ongoing, unless and until such reports are delivered and they indicate that, in fact, no Trigger Period is ongoing; (c) any period that commences upon the occurrence of a Critical Tenant Trigger Event (as defined below) and continuing until the occurrence of the applicable Critical Tenant Disbursement Condition (as defined below); and (d) the date that is 12 months prior to the scheduled maturity date (the "Maturity Date Trigger Event") to the extent the borrower has not timely made the cash deposit into the excess cash flow account or deposited with the lender a letter of credit in the amount and otherwise in accordance with the terms of the CFS Industrial HQ Whole Loan documents, and concludes upon the earlier to occur of (x) the payment in full of the debt or (y) when an appropriate deposit of cash is made to the excess cash flow account or a letter of credit is deposited with the lender as permitted pursuant to the CFS Industrial HQ Whole Loan documents.

A “Critical Tenant Trigger Event” means the occurrence of any of the following: (x) the date of the filing of a bankruptcy petition by any Critical Tenant under the bankruptcy code or any such Critical Tenant is deemed legally insolvent or otherwise makes a general assignment for the benefit of creditors (unless the lender has received reasonably satisfactory evidence, in the case of the filing of a

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

116

Industrial – Manufacturing 117 Hospital Road Devens, MA 01434	Collateral Asset Summary – Loan No. 10 CFS Industrial HQ	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,800,000 70.5% 1.57x 11.1%

bankruptcy petition under the bankruptcy code, such Critical Tenant has affirmed its Critical Tenant Lease in bankruptcy, such Critical Tenant Lease is in full force and effect and such Critical Tenant is paying unabated rent under its Critical Tenant Lease and delivers a current estoppel reasonably satisfactory to the lender (the Critical Tenant Trigger Event described in this clause (x) being sometimes referred to as a "Critical Tenant Bankruptcy Trigger Event"); (y) the date that any Critical Tenant either (i) gives written notice of its intent to terminate its Critical Tenant Lease or vacate its Critical Tenant Space or (ii) goes dark, discontinues its operations or business in any portion of its Critical Tenant Space, vacates or is otherwise not in occupancy of any portion of its Critical Tenant Space excluding any temporary discontinuance of its business (A) for a period not to exceed 90 consecutive days and not more than 180 days in any 12-month period so long as the Critical Tenant is otherwise paying rent in accordance with its Critical Tenant Lease, (B) caused solely by casualty or condemnation or renovations or alterations undertaking pursuant to the terms of its Critical Tenant Lease and which discontinuance does not extend for a period in excess of 180 days and (C) caused by force majeure and which discontinuance does not extend for a period in excess of 180 days (the Critical Tenant Trigger Event described in this clause (y) being sometimes referred to as a "Critical Tenant Vacating Trigger Event"); or (z) the occurrence of a monetary event of default or material non-monetary event of default by Critical Tenant under any Critical Tenant Lease beyond any applicable cure or grace period (the Critical Tenant Trigger Event described in this clause (z) being sometimes referred to as a "Critical Tenant Default Trigger Event").

“Critical Tenant” means any of the following: (i) CFS and (ii) any successor tenant which takes occupancy of all or a portion of the Critical Tenant Space pursuant to a Critical Tenant Lease.

"Critical Tenant Space" means any of the following: (i) the approximate 165,335 square feet of leasable space subject to the CFS lease (the "CFS Space") and (iii) any further leased premises which is subject to a Critical Tenant Lease.

"Critical Tenant Lease" means any of the following: (i) the CFS lease and (ii) any future lease of 50% or more of the CFS Space.

“Critical Tenant Disbursement Conditions” mean the satisfaction of the following conditions: (a) as it relates to a Critical Tenant Bankruptcy Trigger Event, the occurrence of any of the following: (1) any bankruptcy case is dismissed, the Critical Tenant is no longer deemed legally insolvent and any general assignment for the benefit of creditors is legally withdrawn without, in any case, any material negative impact (and outside of the fact of the existence of the Critical Tenant Bankruptcy Trigger Event) on the applicable Critical Tenant Lease and the Critical Tenant thereunder is paying normal monthly rent and is otherwise in compliance with the material terms of its Critical Tenant Lease and having provided an updated estoppel certificate reasonably acceptable to the lender, (2) the applicable Critical Tenant has assumed its Critical Tenant Lease during the bankruptcy proceeding, is paying normal monthly rent and is otherwise in compliance with the material terms thereof and having provided an updated estoppel certificate reasonably acceptable to the lender or (3) such Critical Tenant Lease will be terminated and the Releasing Condition is satisfied; (b) as it relates to a Critical Tenant Non-Renewal Trigger Event, either (1) such Critical Tenant enters a renewal or extension of its Critical Tenant Lease pursuant to substantially the existing terms contained therein (or as otherwise approved by the lender, which approval, absent a continuing event of default, will not to be unreasonably withheld, conditioned or delayed) and such Critical Tenant being in occupancy of all or substantially all of its Critical Tenant Space, paying full monthly rent, being open for business and having provided an updated estoppel certificate reasonably satisfactory to the lender or (2) such Critical Tenant Lease will be terminated and the Releasing Condition is satisfied; (c) as it relates to a Critical Tenant Vacating Trigger Event, either (1) the lender is provided with evidence reasonably satisfactory to the lender that the applicable Critical Tenant has recommenced its business and operations in all or substantially all of its Critical Tenant Space, is paying full monthly rent, and has provided an updated estoppel certificate reasonably satisfactory to the lender or (2) such Critical Tenant Lease will be terminated and the Releasing Condition is satisfied; and (d) as it relates to a Critical Tenant Default Trigger Event, either (1) such event of default has been cured, as determined in the reasonable discretion of the lender, or (2) the applicable Critical Tenant Lease will be terminated and the Releasing Condition is satisfied.

A "Releasing Condition" means, a sufficient portion of the Critical Tenant Space which is subject to a Critical Tenant Trigger Event being leased pursuant to one or more approved substitute leases such that the debt yield is equal to or greater than approximately 11.8%.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

117

Manufactured Housing – Manufactured Housing Various Pueblo, CO 81005	Collateral Asset Summary – Loan No. 11 Pueblo Communities	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,914,194 61.4% 1.35x 8.9%
Mortgage Loan Information		Property Information
Loan Seller:	GACC	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Property Type – Subtype:	Manufactured Housing – Manufactured Housing
Borrower Sponsor(s):	Benjamin Wade Braband	Collateral:	Fee
Borrower(s):	DE Oasis MHP LLC, DE Sunset Country MHP LLC and DE La Vista MHP LLC	Location:	Pueblo, CO
Original Balance:	$21,914,194	Year Built / Renovated:	Various / NAP
Cut-off Date Balance:	$21,914,194	Property Management:	Saddleback Valley Communities, LLC
% by Initial UPB:	3.7%	Size:	399 Pads
Interest Rate:	6.45000%	Appraised Value / Per Pad(1):	$35,700,000 / $89,474
Note Date:	October 31, 2025	Appraisal Date:	July 26, 2025
Original Term:	60 months	Occupancy:	92.2% (as of September 10, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	91.9%
Original Amortization:	NAP	Underwritten NOI:	$1,953,112
Interest Only Period:	60 months	Underwritten NCF:	$1,933,162
First Payment Date:	December 6, 2025
Maturity Date:	November 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$1,995,813 (TTM October 31, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$1,715,635
Call Protection:	L(23),YM1(33),O(4)	2023 NOI:	$1,658,701
Lockbox / Cash Management:	Springing / Springing	2022 NOI(2):	NAV

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Pad:	$54,923
Taxes:	$33,637	$6,727	NAP	Maturity Date Loan / Pad:	$54,923
Insurance:	$107,211	$10,612	NAP	Cut-off Date LTV(1):	61.4%
Replacement Reserves:	$31,920	$1,663	NAP	Maturity Date LTV(1):	61.4%
Deferred Maintenance:	$62,965	$0	NAP	UW NOI DY:	8.9%
SBA UCC Reserve(3):	$1,108,179	$0	NAP	UW NCF DSCR:	1.35x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$21,914,194	100.0%	Loan Payoff	$17,788,683	81.2%
			Closing Costs	1,663,108	7.6
			Upfront Reserves	1,343,912	6.1
			Sponsor Equity	1,118,491	5.1
Total Sources	$21,914,194	100.0%	Total Uses	$21,914,194	100.0%
(1)	Represents the portfolio appraised value of $35,700,000, which is inclusive of an approximately 5.1% portfolio premium and reflects the “as-is” value of the Pueblo Communities properties as a whole if sold in their entirety to a single buyer. The “as-is” value of the Pueblo Communities properties is $33,970,000 ($85,138 per pad). The Pueblo Communities mortgage loan does not allow for individual property releases.
(2)	2022 cash flows are not available because the Pueblo Communities properties were acquired individually between 2009 and 2022.
(3)	The sole members of DE Oasis MHC LLC and DE Sunset Country MHP LLC are parties to loans with the U.S. Small Business Administration (“SBA”) as the lender. Each of the two SBA loans is evidenced by a UCC financing statement filed with the Colorado Secretary of State. At origination, the lender reserved approximately $1,108,179 which is equal to approximately 105% of the combined outstanding balances of the SBA loans. The SBA loans have been paid off at origination of the Pueblo Communities mortgage loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

118

Manufactured Housing – Manufactured Housing Various Pueblo, CO 81005	Collateral Asset Summary – Loan No. 11 Pueblo Communities	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,914,194 61.4% 1.35x 8.9%

The following table presents certain information relating to the Pueblo Communities properties:

Portfolio Summary(1)
Property Name	Location(2)	Year Built / Renovated(2)	Pads	Occupancy	Allocated Cut-off Date Balance	% of Allocated Cut-off Date Balance	Appraised Value(2)	U/W NOI	% of U/W NOI
Sunset Country	Pueblo, CO	1974 / NAP	206	89.3%	$10,934,518	49.9%	$16,950,000	$1,000,949	51.2%
Oasis	Pueblo, CO	1980 / NAP	161	95.7%	9,553,995	43.6%	14,810,000	821,389	42.1%
La Vista	Pueblo, CO	1957 / NAP	32	93.8%	1,425,681	6.5%	2,210,000	130,773	6.7%
Total / Wtd. Avg.			399	92.2%	$21,914,194	100.0%	$35,700,000(3)	$1,953,112	100.0%
(1)	Based on the underwritten rent roll as of September 10, 2025, unless indicated otherwise.
(2)	Source: Appraisal.
(3)	Represents the portfolio appraised value of $35,700,000, which is inclusive of an approximately 5.1% portfolio premium and reflects the “as-is” value of the Pueblo Communities properties as a whole if sold in their entirety to a single buyer. The “as-is” value of the Pueblo Communities properties is $33,970,000 ($85,138 per pad). The Pueblo Communities mortgage loan does not allow for individual property releases.

The following table presents certain information relating to the unit mix at Pueblo Communities properties:

Unit Mix(1)
Pad Label	# of Pads	% of Total	Occupied Pads	Occupancy	Average Monthly Rental Rate
Lot	107	51.9%	85	79.4%	$635
Park Owned Home(2)	83	40.3	83	100.0	$635
Lease to Own	15	7.3	15	100.0	$635
House	1	0.5	1	100.0	$711
Sunset Country	206	100.0%	184	89.3%	$635
Lot	25	78.1%	23	92.0%	$545
Park Owned Home(2)	7	21.9	7	100.0	$545
La Vista	32	100.0%	30	93.8%	$545
Lot	123	76.4%	116	94.3%	$595
Park Owned Home(2)	35	21.7	35	100.0	$595
Lease to Own	3	1.9	3	100.0	$595
Oasis	161	100.0%	154	95.7%	$595
Total/Wtd. Avg.	399	100.0%	368	92.2%	$611
(1)	Based on the underwritten rent roll dated September 10, 2025. Average Monthly Rental Rate is based on occupied pads.
(2)	The lender for the Pueblo Communities mortgage loan obtained an equity pledge of 100% of the equity interests in the borrower-affiliated entity that owns all park owned homes as additional collateral for the Pueblo Communities mortgage loan. During the continuance of an event of default under the Pueblo Communities mortgage loan documents, the lender may (a) exercise all remedies available to a secured creditor under the equity pledge, including foreclosure, and (b) exercise all pledged membership rights, giving the lender control of the borrower-affiliated entity and, by extension, control and possession of all of the park owned homes. The equity pledge terminates if the park owned home concentration is less than or equal to 10% of the total pads. Thereafter, the number of park owned homes is capped at 10% of the total pads.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

119

Manufactured Housing – Manufactured Housing Various Pueblo, CO 81005	Collateral Asset Summary – Loan No. 11 Pueblo Communities	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,914,194 61.4% 1.35x 8.9%

The following table presents certain information relating to the historical and Underwritten Net Cash Flow at the Pueblo Communities properties:

Cash Flow Analysis(1)
	12/31/2023	12/31/2024	TTM 10/31/2025	U/W	U/W Per Pad
Gross Potential Rent	$2,343,234	$2,499,837	$2,662,744	$2,929,446	$7,342
Vacancy	0	0	0	(238,197)	(597)
Net Rental Income	$2,343,234	$2,499,837	$2,662,744	$2,691,249	$6,745
Other Income(2)	108,969	114,816	126,705	126,705	318
Total Effective Gross Income	$2,452,203	$2,614,653	$2,789,450	$2,817,954	$7,063

Real Estate Taxes	13,919	78,840	78,381	78,377	196
Insurance	113,098	123,982	129,594	123,639	310
Other Expenses(3)	666,485	696,196	585,661	662,827	1,661
Total Expenses	$793,502	$899,018	$793,636	$864,843	$2,168

Net Operating Income	$1,658,701	$1,715,635	$1,995,813	$1,953,112	$4,895
Replacement Reserves	0	0	0	19,950	50
Net Cash Flow	$1,658,701	$1,715,635	$1,995,813	$1,933,162	$4,845

Occupancy	91.0%	92.0%	92.2%(1)	91.9%(4)
NCF DSCR	1.16x	1.20x	1.39x	1.35x
NOI Debt Yield	7.6%	7.8%	9.1%	8.9%
(1)	Based on the underwritten rent roll dated September 10, 2025. TTM 10/31/2025 Occupancy represents physical occupancy.
(2)	Other Income includes utility reimbursements and miscellaneous income.
(3)	Other Expenses include utilities, repairs and maintenance, management fees, payroll and benefits, and general and administrative expenses.
(4)	Represents economic occupancy.

The following table presents certain information relating to comparable manufactured housing properties to the Pueblo Communities properties:

Comparable Leasing(1)
Property Name / Address	Year Built	Occupancy	Number of Pads	Rent per Pad
Pueblo Communities Various Pueblo, CO Various	Various	92.2%(2)	399(2)	$611(2)
Cheyenne Mountain Estates 8160 Piute Road Colorado Springs, CO 80926	1978	100.0%	227	$735
Country Side Estates 2222 East 8th Street Pueblo, CO 81001	1958	100.0%	290	$560
North Point Estates 6464 Dillon Drive Pueblo, CO 81008	2001	100.0%	106	$720
L & S Investments 3011 North Elizabeth Street Pueblo, CO 81008	1950	91.7%	60	$675
Rocky Mountain Mobile Home 510 North 19th Street Canon City, CO 81212	1972	92.2%	51	$800
(1)	Source: Appraisal, unless indicated otherwise.
(2)	Based on the underwritten rent roll dated September 10, 2025.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

120

Multifamily – Garden 2320 South Conway Road Orlando, FL 32812	Collateral Asset Summary – Loan No. 12 The Park at Venosa	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,000,000 70.9% 1.53x 9.4%
Mortgage Loan Information		Property Information
Loan Seller:	GACC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition	Property Type – Subtype:	Multifamily - Garden
Borrower Sponsor(s):	David Nachman and Scott Zwilling	Collateral:	Fee
Borrower(s):	2320 Conway Property Owner, LLC, C Dunne 2320 Owner LLC, K Dunne 2320 Owner LLC and M Dunne 2320 Owners LLC	Location:	Orlando, FL
Original Balance:	$21,000,000	Year Built / Renovated:	1973 / 2021
Cut-off Date Balance:	$21,000,000	Property Management:	Blue Rock Premier Properties, LLC
% by Initial UPB:	3.6%	Size:	216 Units
Interest Rate:	5.91900%	Appraised Value / Per Unit:	$29,600,000 / $137,037
Note Date:	September 30, 2025	Appraisal Date:	August 26, 2025
Original Term:	60 months	Occupancy:	92.1% (as of September 25, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	91.1%
Original Amortization:	NAP	Underwritten NOI:	$1,983,250
Interest Only Period:	60 months	Underwritten NCF:	$1,929,250
First Payment Date:	November 6, 2025
Maturity Date:	October 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$1,962,259 (TTM August 31, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$1,952,663
Call Protection:	L(12),YM1(14),DorYM1(29),O(5)	2023 NOI:	$2,117,808
Lockbox / Cash Management:	Soft / Springing	2022 NOI(1):	NAV

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$97,222
Taxes:	$368,000	$33,400	NAP	Maturity Date Loan / Unit:	$97,222
Insurance:	$16,350	$16,350	NAP	Cut-off Date LTV:	70.9%
Replacement Reserves:	$0	$5,400	NAP	Maturity Date LTV:	70.9%
Deferred Maintenance:	$163,900	$0	NAP	UW NOI DY:	9.4%
				UW NCF DSCR:	1.53x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$21,000,000	67.8%	Purchase Price	$29,000,000	93.6%
Borrower Sponsor Equity	9,989,783	32.2	Closing Costs	1,441,533	4.7
			Upfront Reserves	548,250	1.8

Total Sources	$30,989,783	100.0%	Total Uses	$30,989,783	100.0%
(1)	Historical financials for 2022 are not available as the borrower sponsor was not provided with 2022 operating statements in connection with the acquisition of The Park at Venosa property.

The following table presents certain information relating to the unit mix at The Park at Venosa property:

Unit Mix(1)
Unit Type	# of Units	% of Total Units	# of Occupied Units	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rent Per Unit(2)
Studio	40	18.5%	35	87.5%	400	$1,078
1 BR / 1 BA	108	50.0%	102	94.4%	600	$1,230
2 BR / 2 BA	40	18.5%	37	92.5%	836	$1,468
3 BR / 2 BA	28	13.0%	25	89.3%	1,121	$1,801
Total/Wtd. Avg.	216	100.0%	199	92.1%	674	$1,319
(1)	Based on the underwritten rent roll dated September 25, 2025.
(2)	Average Monthly Rent Per Unit is based on occupied units.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

121

Multifamily – Garden 2320 South Conway Road Orlando, FL 32812	Collateral Asset Summary – Loan No. 12 The Park at Venosa	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,000,000 70.9% 1.53x 9.4%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at The Park at Venosa property:

Cash Flow Analysis(1)
	12/31/2023	12/31/2024	TTM 8/31/2025	U/W	U/W Per Unit
Gross Potential Rent	$3,414,277	$3,497,025	$3,486,653	$3,421,885	$15,842
Vacancy(2)	(278,468)	(370,922)	(398,399)	(305,232)	(1,413)
Gross Potential Income	$3,135,808	$3,126,103	$3,088,253	$3,116,652	$14,429
Other Income(3)	459,744	395,088	413,614	413,614	1,915
Effective Gross Income	$3,595,552	$3,521,190	$3,501,868	$3,530,267	$16,344

Real Estate Taxes	413,781	432,554	393,015	385,162	1,783
Insurance	133,952	179,466	146,777	196,176	908
Other Expenses(4)	930,011	956,506	999,817	965,679	4,471
Total Expenses	$1,477,744	$1,568,527	$1,539,609	$1,547,017	$7,162

Net Operating Income	$2,117,808	$1,952,663	$1,962,259	$1,983,250	$9,182
Replacement Reserves - Residential	0	0	0	54,000	250
Net Cash Flow	$2,117,808	$1,952,663	$1,962,259	$1,929,250	$8,932

Occupancy	94.5%	92.1%	92.1%(5)	91.1%(6)
NCF DSCR	1.68x	1.55x	1.56x	1.53x
NOI Debt Yield	10.1%	9.3%	9.3%	9.4%
(1)	Based on the underwritten rent roll dated September 25, 2025. Historical financials for 2022 are not available as the borrower sponsor was not provided with 2022 operating statements in connection with the acquisition of The Park at Venosa property.
(2)	Vacancy also includes model / employee units, bad debt, and concessions.
(3)	Other Income includes laundry income, utility reimbursement, and general other income.
(4)	Other Expenses includes utilities, repairs and maintenance, management fees, payroll and benefits, marketing, and general and administrative.
(5)	Represents current occupancy as of the underwritten rent roll dated September 25, 2025.
(6)	Represents economic occupancy.

The following table presents certain information relating to multifamily properties that are comparable to The Park at Venosa property:

Multifamily Rent Comparables(1)
Property Name / Address	Year Built	Occupancy	Number of Units	Average Rent Per Unit
The Park at Venosa 2320 South Conway Road Orlando, FL 32812	1973	92.1%(2)	216(2)	$1,319(2)(3)
Woodlake Villas 720 South Conway Road Orlando, FL 32807	1973	93%	284	$1,426
The Sands Orlando 3700 Curry Ford Road Orlando, FL 32806	1968	93%	335	$1,500
Park at Salerno 2100 South Conway Road Orlando, FL 32812	1972	95%	200	$1,402
Bridgewater 2490 South Conway Road Orlando, FL 32812	1973	94%	344	$1,417
Cornerstone 2409 South Conway Road Orlando, FL 32812	1986	92%	430	$1,336
ARIUM Mariner’s Village 4928 East Michigan Street Orlando, FL 32812	1989	93%	194	$1,754
The Frederick 2859 South Conway Road Orlando, FL 32812	1989	99%	208	$1,643
Skye at Conway 3149 Landtree Place Orlando, FL 32812	1983	90%	220	$1,441

(1)	Source: Appraisal, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated September 25, 2025.
(3)	Average Rent Per Unit reflects the average rent for occupied units.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

122

Office – CBD 1700 South Pavilion Center Drive Las Vegas, NV 89135	Collateral Asset Summary – Loan No. 13 1700 Pavilion	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 61.5% 1.51x 11.4%
Mortgage Loan Information		Property Information
Loan Seller:	GACC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Office – CBD
Borrower Sponsor(s):	Howard Hughes Holdings Inc.	Collateral:	Fee
Borrower(s):	Summerlin 1700 Pavilion, LLC	Location:	Las Vegas, NV
Original Balance(1):	$20,000,000	Year Built / Renovated:	2022 / NAP
Cut-off Date Balance(1):	$20,000,000	Property Management:	Howard Hughes Management Services Company, LLC
% by Initial UPB:	3.4%	Size:	265,898 SF
Interest Rate:	7.07300%	Appraised Value / Per SF:	$121,900,000 / $458
Note Date:	May 9, 2025	Appraisal Date:	February 21, 2025
Original Term:	60 months	Occupancy:	92.1% (as of April 1, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	92.9%
Original Amortization:	NAP	Underwritten NOI(3):	$8,563,845
Interest Only Period:	60 months	Underwritten NCF:	$8,111,819
First Payment Date:	July 6, 2025
Maturity Date:	June 6, 2030	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI(3):	$7,297,889 (TTM January 31, 2025)
Additional Debt Balance(1):	$55,000,000	2024 NOI:	$6,972,353
Call Protection:	L(30),D(25),O(5)	2023 NOI:	$3,085,178
Lockbox / Cash Management:	Hard / Springing	2022 NOI(4):	NAV

Reserves				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$282
Taxes:	$333,525	$83,381	NAP	Maturity Date Loan / SF:	$282
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	61.5%
Replacement Reserves:	$0	$4,432	NAP	Maturity Date LTV:	61.5%
TI / LC:	$157,500	$33,237	NAP	UW NOI DY:	11.4%
Other Reserve(2):	$135,750	$0	NAP	UW NCF DSCR:	1.51x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$75,000,000	100.0%	Loan Payoff	$73,400,311	97.9%
			Closing Costs	938,804	1.3
			Reserves	626,775	0.8
			Principal Equity Distribution	34,109	0.0
Total Sources	$75,000,000	100.0%	Total Uses	$75,000,000	100.0%
(1)	The 1700 Pavilion mortgage loan is part of the 1700 Pavilion whole loan, which is comprised of four pari passu promissory notes with an aggregate original principal balance as of the Cut-off Date of $75,000,000. The Financial Information in the chart above is based on the 1700 Pavilion whole loan.
(2)	The Other Reserve is comprised of $135,750 in a rent concession reserve.
(3)	The increase in Underwritten NOI from Most Recent NOI is primarily due to (i) recent leasing, (ii) contractual rent steps and (iii) future rent step credit for investment grade tenants.
(4)	The fourth most recent cash flows are not available because the mortgaged property was recently developed by the borrower sponsor and delivered in September 2022.

The table below identifies the promissory notes that comprise the 1700 Pavilion whole loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$25,000,000	$25,000,000	Benchmark 2025-V15	Yes
A-2	$20,000,000	$20,000,000	Benchmark 2025-V19	No
A-3	$20,000,000	$20,000,000	Benchmark 2025-V15	No
A-4	$10,000,000	$10,000,000	Benchmark 2025-V15	No
Total	$75,000,000	$75,000,000

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

123

Office – CBD 1700 South Pavilion Center Drive Las Vegas, NV 89135	Collateral Asset Summary – Loan No. 13 1700 Pavilion	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 61.5% 1.51x 11.4%

The following table presents certain information relating to the top ten tenants based on the underwritten base rent at the 1700 Pavilion property:

Top Tenant Summary(1)
Tenant	Ratings (Moody’s/S&P/Fitch)(2)	Net Rentable Area (SF)	% of Total NRA	U/W Base Rent	UW Base Rent PSF	% of Total UW Base Rent	Lease Exp. Date	Termination Option (Y/N)	Renewal Option
Top Tenants
Wynn Design & Development, LLC(3)	NR/NR/NR	42,439	16.0%	$1,848,643	$43.56	16.0%	12/31/2032	Y	None
Snell & Wilmer(4)	NR/NR/NR	27,542	10.4%	$1,404,642	$51.00	12.2%	6/30/2035	Y	2 x 5 yr
MP Mine Operations LLC(5)	NR/NR/NR	27,531	10.4%	$1,265,325	$45.96	11.0%	10/31/2030	Y	1 x 5 yr
Howard Hughes Management Co.(6)	NR/NR/NR	23,701	8.9%	$1,097,830	$46.32	9.5%	12/31/2030	Y	1 x 5 yr
Touchstone Living, Inc.(7)	NR/NR/NR	12,634	4.8%	$632,205	$50.04	5.5%	1/31/2035	Y	1 x 5 yr
Clark Hill, PLC(8)	NR/NR/NR	13,166	5.0%	$619,329	$47.04	5.4%	11/30/2033	Y	1 x 5 yr
New York Life Insurance Co(9)	NR/AA+/NR	10,074	3.8%	$479,925	$47.64	4.2%	2/28/2031	Y	1 x 5 yr
Ghost Beverages, LLC	NR/NR/NR	7,842	2.9%	$387,708	$49.44	3.4%	2/28/2029	N	None
PNC Bank(10)	A3/A-/A	8,434	3.2%	$385,602	$45.72	3.3%	1/31/2034	Y	1 x 5 yr
ER Injury Attorneys, LLC	NR/NR/NR	7,319	2.8%	$344,286	$47.04	3.0%	4/30/2028	N	None
Subtotal/Wtd. Average		180,682	68.0%	$8,465,496	$46.85	73.4%
Other Tenants		64,318	24.2%	$3,064,731	$47.65	26.6%
Occupied Collateral Total		245,000	92.1%	$11,530,227	$47.06	100.0%
Vacant Space		20,898	7.9%
Collateral Total		265,898	100.0%
(1)	Based on the underwritten rent roll dated as of April 1, 2025.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	Wynn Design & Development, LLC may terminate its lease if it receives an order, directive, or recommendation by or from the Nevada Gaming Commission, the Nevada Gaming Control Board or any other federal, state or local governmental agency with jurisdiction over gaming-related businesses to terminate its lease because of the acts or failures to act of the landlord.
(4)	Snell & Wilmer has a one-time option to terminate its lease effective after the 84th month (September 2031) with 12 months’ written notice and payment of a termination payment equal to 100% of the unamortized costs including abated rent. Snell & Wilmer has a parking rent abatement of $2,715 per month until August 31, 2029.
(5)	MP Mine Operations LLC has a one-time option to terminate its lease effective after the 60th month (March 2028) with 12 months’ written notice and payment of a termination payment equal to 100% of the unamortized costs including abated rent.
(6)	Howard Hughes Management Co. has the option to terminate its lease in the event the landlord sells the 1700 Pavilion property to a third-party that is not an affiliate of the landlord. Howard Hughes Management Co. is an affiliate of the borrower. Howard Hughes Management Co. delivered a subordination agreement at closing in which it grants the lender the ability to fully terminate the lease upon an acceleration of the 1700 Pavilion whole loan, while also agreeing to attorn to the lender if the lender chooses not to terminate the lease.
(7)	Touchstone Living, Inc. has a one-time option to terminate its lease effective after the 84th month (March 2031) with 12 months’ written notice and payment of a termination payment equal to 100% of the unamortized costs including abated rent.
(8)	Clark Hill, PLC has a one-time option to terminate its lease effective after the 96th month (January 2031) with 12 months’ written notice and payment of a termination payment equal to 100% of the unamortized costs including abated rent.
(9)	New York Life Insurance Co has a one-time option to terminate its lease effective after the 60th month (October 2028) with 12 months’ written notice and payment of a termination payment equal to 100% of the unamortized costs including abated rent.
(10)	PNC Bank has a one-time option to terminate its lease effective after the 84th month (May 2030) with 12 months’ written notice and payment of a termination payment equal to $340,544.42.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

124

Office – CBD 1700 South Pavilion Center Drive Las Vegas, NV 89135	Collateral Asset Summary – Loan No. 13 1700 Pavilion	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 61.5% 1.51x 11.4%

The following table presents certain information relating to the lease rollover schedule at the 1700 Pavilion property, based on the initial lease expiration dates:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2025 & MTM	0	0.0%	0.00%	$0	0.0%	$0.00	0
2026	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	0	0.0%	0.0%	$0	0.0%	$0.00	0
2028	28,336	10.7%	10.7%	$1,321,492	11.5%	$46.64	6
2029	21,090	7.9%	18.6%	$1,030,546	8.9%	$48.86	5
2030	65,536	24.6%	43.2%	$3,030,797	26.3%	$46.25	4
2031	13,930	5.2%	48.5%	$680,283	5.9%	$48.84	2
2032	48,243	18.1%	66.6%	$2,142,557	18.6%	$44.41	2
2033	19,255	7.2%	73.9%	$902,102	7.8%	$46.85	2
2034	8,434	3.2%	77.0%	$385,602	3.3%	$45.72	1
2035	40,176	15.1%	92.1%	$2,036,847	17.7%	$50.70	2
2036 & Thereafter	0	0.0%	92.1%	$0	0.0%	$0.00	0
Vacant	20,898	7.9%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	265,898	100.0%		$11,530,227	100.0%	$47.06	24
(1)	Based on the underwritten rent roll dated as of April 1, 2025.
(2)	Certain tenants may have lease termination options that were not taken into account in the Lease Rollover Schedule.

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the 1700 Pavilion property:

Cash Flow Analysis
	2023	2024	TTM 1/31/2025	U/W(1)	U/W Per SF
Base Rent	$5,688,870	$9,975,348	$10,216,056	$11,530,227	$43.36
IG Rent Step Credit	$0	$0	$0	85,083	$0.32
Rent Step	$0	$0	$0	293,960	$1.11
Value of Vacant Space	$0	$0	$0	983,505	$3.70
Gross Potential Income	$5,688,870	$9,975,348	$10,216,056	$12,892,774	$48.49
Reimbursements	$6,326	$133,209	$160,889	$482,463	$1.81
Other Income(2)	246,610	$479,410	$494,472	494,472	$1.86
Net Rental Income	$5,941,806	$10,587,967	$10,871,417	$13,869,709	$52.16
(Vacancy/Abatements/Bad Debt)	$0	$0	$0	(983,505)	($3.70)
Effective Gross Income	$5,941,806	$10,587,967	$10,871,417	$12,886,205	$48.46
Real Estate Taxes(3)	$544,138	$727,272	$729,535	$945,654	$3.56
Insurance	124,515	140,205	138,362	121,038	$0.46
Management Fee	$0	236,811	260,455	386,586	$1.45
Other Operating Expenses	$2,187,975	$2,511,325	$2,445,176	$2,869,081	$10.79
Total Expenses	$2,856,628	$3,615,613	$3,573,529	$4,322,359	$16.26
Net Operating Income(4)	$3,085,178	$6,972,353	$7,297,889	$8,563,845	$32.21
Capital Expenditures	$0	$0	$0	$53,180	$0.20
TI/LC	$0	$0	$0	$398,847	$1.50
Net Cash Flow	$3,085,178	$6,972,353	$7,297,889	$8,111,819	$30.51

Occupancy	48.9%	81.1%	92.1%	92.9%
NCF DSCR(5)	0.57x	1.30x	1.36x	1.51x
NOI Debt Yield(5)	4.1%	9.3%	9.7%	11.4%
(1)	Based on the underwritten rent roll dated April 1, 2025.
(2)	Other Income is based on the borrower sponsor’s budget and includes income from parking and other miscellaneous income.
(3)	The 1700 Pavilion property was granted a Certificate of Eligibility from the Nevada Governor’s Office of Energy as it has achieved the LEED Silver level Energy Performance category. Under Nevada’s Green Building Initiative, the 1700 Pavilion property (not including the garage parcel) has been granted a 25.0% tax abatement on the portion of the taxes imposed pursuant to chapter 361 of the Nevada Revised Statutes, other than any taxes imposed for public education, for six years from July 1, 2024 to July 1, 2030. The current tax bill represents a $60,881 exemption reduction. Real Estate Taxes above were underwritten assuming such reduction. See “Description of the Mortgage Pool—Real Estate and Other Tax Considerations” in the Preliminary Prospectus.
(4)	The increase in U/W Net Operating Income from TTM 1/31/2025 Net Operating Income is primarily due to (i) recent leasing, (ii) contractual rent steps and (iii) future rent step credit for investment grade tenants
(5)	NCF DSCR and NOI Debt Yield are based on the 1700 Pavilion whole loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

125

Office – CBD 1700 South Pavilion Center Drive Las Vegas, NV 89135	Collateral Asset Summary – Loan No. 13 1700 Pavilion	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 61.5% 1.51x 11.4%

Appraisal. According to the appraisal, the 1700 Pavilion property had an “as-is” appraised value of $121,900,000 as of February 21, 2025. The table below shows the appraisal’s “as-is” conclusions.

	1700 Pavilion Appraised Value
Property	Appraised Value(1)	Capitalization Rate(2)
1700 Pavilion	$121,900,000	7.00%
(1)	Source: Appraisal.
(2)	The appraisal used a discounted cash flow approach to arrive at the appraised value. The capitalization rate shown above represents the going-in capitalization rate.

The table below presents certain information relating to office leases comparable to the 1700 Pavilion property identified by the appraisal:

Comparable Office Leases(1)
Property Name	Year Built/Renovated	Total NRA	Occupancy	Tenant	Rent PSF	Lease Date	Lease Term (Mos.)
1700 Pavilion	2022 / NAP	265,898(2)	92.1%(2)	Wynn Design & Development, LLC	$43.56(2)	Nov-23	110
One Summerlin(3)	2014 / NAP	197,080	86.0%	Full House Resorts, Inc	$50.40	Sep-24	63
Two Summerlin(3)	2018 / NAP	147,139	100.0%	Insperity, Inc.	$46.80	Jul-24	78
UnCommons – Building 3 and 4	2023 / NAP	182,000	82.0%	Deloitte	$50.04	Jan-25	127
Pavilion	2007 / NAP	173,259	100.0%	Maddox	$43.20	Sep-24	60
Weighted Average(4)			91.4%(4)
(1)	Information obtained from the appraisal, unless otherwise specified.
(2)	Based on the underwritten rent roll dated as of April 1, 2025.
(3)	One Summerlin and Two Summerlin are also owned by the borrower sponsor and compete with the 1700 Pavilion property.
(4)	Weighted Average excludes the 1700 Pavilion property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

126

Retail – Anchored Various Avondale, AZ 85392	Collateral Asset Summary – Loan No. 14 Palmilla Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,865,000 61.6% 1.67x 11.1%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition	Property Type – Subtype:	Retail - Anchored
Borrower Sponsor(s):	Brixton Investment Company, LLC	Collateral:	Fee
Borrower(s):	TCAS BRX Palmilla Owner TIC, LLC, Brixton Palmilla BIC Owner TIC, LLC and Brixton Palmilla FF Owner TIC, LLC	Location:	Avondale, AZ
Original Balance:	$19,865,000	Year Built / Renovated:	1999 / NAP
Cut-off Date Balance:	$19,865,000	Property Management:	Brixton Brokerage Services, Inc
% by Initial UPB:	3.4%	Size(2):	104,128 SF
Interest Rate:	6.21590%	Appraised Value / Per SF:	$32,250,000 / $310
Note Date:	November 7, 2025	Appraisal Date:	September 29, 2025
Original Term:	60 months	Occupancy:	96.5% as of (November 30, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	95.0%
Original Amortization:	NAP	Underwritten NOI:	$2,199,873
Interest Only Period:	60 months	Underwritten NCF:	$2,096,150
First Payment Date:	January 6, 2026
Maturity Date:	December 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI	$2,241,135 (TTM August 31, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$2,293,206
Call Protection:	L(24),D(29),O(7)	2023 NOI:	$2,217,856
Lockbox / Cash Management:	Hard / Springing	2022 NOI:	$2,145,221

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$191
Taxes:	$29,730	$14,865	NAP	Maturity Date Loan / SF:	$191
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	61.6%
Replacement Reserves:	$0	$2,430	NAP	Maturity Date LTV:	61.6%
TI / LC:	$0	$8,677	NAP	UW NOI DY:	11.1%
Other(1):	$0	Springing	NAP	UW NCF DSCR:	1.67x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$19,865,000	63.0%	Purchase Price	$30,562,000	97.0%
Borrower Sponsor Equity	11,656,847	37.0	Closing Costs	930,116	3.0
			Reserves	29,730	0.1
Total Sources	$31,521,847	100.0%	Total Uses	$31,521,847	100.0%
(1)	Other Reserves consist of a critical tenant reserve to be collected during a critical tenant trigger event and an unfunded obligation reserve, into which the borrowers are required to deposit an amount equivalent to any free or abated rent a tenant is entitled to that is greater than three months of free or abated rent.
(2)	Represents collateral SF. Total SF, including Fry’s, a non-collateral anchor tenant, is 168,702 SF.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

127

Retail – Anchored Various Avondale, AZ 85392	Collateral Asset Summary – Loan No. 14 Palmilla Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,865,000 61.6% 1.67x 11.1%

The following table presents certain information relating to the retail tenants at the Palmilla Center property:

Tenant Summary – Largest Owned Tenants Based on UW Base Rent(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Total U/W Base Rent	Lease Expiration	Renewal Options	Termination Options
Petsmart	NR/NR/NR	18,935	18.2%	$274,557	$14.50	12.4%	5/31/2032	3, 5-year options	N
Office Max	NR/NR/NR	23,500	22.6%	$232,180	$9.88	10.5%	1/31/2027	2, 5-year options	N
The Sherwin-Williams Company	Baa2/BBB/BBB+	4,800	4.6%	$157,872	$32.89	7.1%	12/31/2029	NAP	N
Dollar Tree	Baa2/BBB/NR	9,200	8.8%	$147,844	$16.07	6.7%	6/30/2029	1, 5-year option	N
Arizona Financial Credit Union	NR/NR/NR	4,000	3.8%	$126,520	$31.63	5.7%	2/29/2028	1, 5-year option	N
Verizon Wireless	NR/NR/NR	3,850	3.7%	$110,281	$28.64	5.0%	8/31/2029	NAP	N
JP Morgan Chase Bank, National Association	NR/NR/NR	5,000	4.8%	$106,211	$21.24	4.8%	3/31/2027	1, 5-year option	N
Ono Hawaiian BBQ	NR/NR/NR	2,931	2.8%	$93,030	$31.74	4.2%	9/30/2028	2, 5-year options	N
West Valley Pediatric Dentistry and Orthodontics	NR/NR/NR	3,000	2.9%	$82,500	$27.50	3.7%	11/30/2027	1, 5-year option	N
Human Bean (GL)	NR/NR/NR	560	0.5%	$80,000	$142.86	3.6%	8/31/2037	3, 5-year options	N
Largest Tenants / Wtd. Avg.		75,776	72.8%	$1,410,995	$18.62	63.6%
Remaining Tenants		24,757	23.8%	$807,954	$32.64	36.4%
Occ. Subtotal / Wtd Avg		100,533	96.5%	$2,218,949	$22.07	100.0%
Vacant Space (Owned)		3,595	3.5%
Totals/ Wtd. Avg. All Owned Tenants		104,128	100.0%
(1)	Based on the underwritten rent roll dated November 30, 2025, inclusive of rent steps through November 30, 2026.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the Palmilla Center property, based on the initial lease expiration dates:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2025 & MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2026	6,647	6.4%	6.4%	$179,092	8.1%	$26.94	4
2027	36,751	35.3%	41.7%	$605,992	27.3%	$16.49	7
2028	7,899	7.6%	49.3%	$267,149	12.0%	$33.82	3
2029	22,350	21.5%	70.7%	$579,540	26.1%	$25.93	6
2030	1,336	1.3%	72.0%	$50,915	2.3%	$38.11	1
2031	0	0.0%	72.0%	$0	0.0%	$0.00	0
2032	22,805	21.9%	93.9%	$391,795	17.7%	$17.18	3
2033	2,185	2.1%	96.0%	$64,465	2.9%	$29.50	1
2034	0	0.0%	96.0%	$0	0.0%	$0.00	0
2035	0	0.0%	96.0%	$0	0.0%	$0.00	0
2036 & Thereafter	560	0.5%	96.5%	$80,000	3.6%	$142.86	1
Vacant	3,595	3.5%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	104,128	100.0%		$2,218,949	100.0%	$22.07	26
(1)	Based on the underwritten rent roll dated November 30, 2025, inclusive of rent steps through November 30, 2026.
(2)	Certain tenants may have lease termination options that are exercisable prior to the stated expiration date of the subject lease or leases which are not considered in the Lease Rollover Schedule.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

128

Retail – Anchored Various Avondale, AZ 85392	Collateral Asset Summary – Loan No. 14 Palmilla Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,865,000 61.6% 1.67x 11.1%

The following table presents certain information relating to recent comparable sales near the Palmilla Center property:

Comparable Sales Summary(1)
	Palmilla Center (Subject)	Deer Valley Towne Center	Sundance Towne Center	South Point Plaza	Township Plaza
Location	Avondale, AZ	Phoenix, AZ	Buckeye, AZ	Tempe, AZ	Gilbert, AZ
Year Built	1999	1998	2007	1987	1988
Rentable Area (SF)	104,128	158,628	205,032	49,315	51,303
Occupancy	96.5%	98%	98%	95%	98%
Transaction Date	November 2025	August 2025	June 2025	December 2024	December 2024
Cap Rate	7.0%	7.60%	7.35%	7.96%	6.89%
(1)	Source: Appraisal

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Palmilla Center property:

Cash Flow Analysis
	2022	2023	2024	TTM 8/31/2025	Underwritten	U/W Per SF(2)
Base Rental Revenue(1)	$2,067,813	$2,178,273	$2,239,047	$2,282,122	$2,218,949	$21.31
Reimbursement Revenue	673,045	699,373	655,054	671,988	720,919	$6.92
Market Revenue from Vacant Units	0	0	0	0	126,802	$1.22
Other Revenue	18,200	2,418	3,353	3,188	1,560	$0.01
Potential Gross Revenue	$2,759,058	$2,880,064	$2,897,454	$2,957,298	$3,068,230	$29.47
Vacancy Loss	(32,826)	0	0	(58,186)	(153,411)	$(1.47)
Effective Gross Revenue	$2,726,232	$2,880,064	$2,897,454	$2,899,112	$2,914,818	$27.99
Real Estate Taxes	195,810	216,089	188,350	189,544	210,468	$2.02
Insurance	18,716	24,865	29,204	35,422	39,393	$0.38
Utilities	78,435	92,498	79,856	104,704	98,985	$0.95
Repairs & Maintenance	143,535	164,885	165,317	191,658	203,258	$1.95
Management Fee	80,699	90,771	89,371	86,543	87,445	$0.84
Payroll (Office, Security, Maintenance)	58,200	69,815	48,650	48,395	70,847	$0.68
Other Expenses	5,616	3,284	3,500	1,711	4,550	$0.04
Total Expenses	$581,011	$662,208	$604,248	$657,977	$714,945	$6.87
Net Operating Income	$2,145,221	$2,217,856	$2,293,206	$2,241,135	$2,199,873	$21.13
Replacement Reserves	0	0	0	0	27,599	$0.27
Tenant Improvements	0	0	0	0	36,741	$0.35
Leasing Commissions	0	0	0	0	39,382	$0.38
Net Cash Flow	$2,145,221	$2,217,856	$2,293,206	$2,241,135	$2,096,150	$20.13

Physical Occupancy	99.3%	99.1%	100.0%	99.9%	95.0%(3)
NCF DSCR	1.71x	1.77x	1.83x	1.79x	1.67x
NOI Debt Yield	10.8%	11.2%	11.5%	11.3%	11.1%
(1)	Based on the underwritten rent roll dated November 30, 2025, inclusive of rent steps through November 30, 2026.
(2)	PSF is based on total collateral SF of 104,128 SF.
(3)	Represents economic occupancy.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

129

Multifamily – Garden 30 Ayla Drive Little Rock, AR 72223	Collateral Asset Summary – Loan No. 15 Renaissance Point	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,000,000 73.2% 1.25x 8.2%
Mortgage Loan Information		Property Information
Loan Seller:	GACC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Multifamily - Garden
Borrower Sponsor(s):	Shabbir Dharamsey	Collateral:	Fee
Borrower(s):	Renaissance Point Apartments, LLC	Location:	Little Rock, AR
Original Balance:	$19,000,000	Year Built / Renovated:	2015-2019 / NAP
Cut-off Date Balance:	$19,000,000	Property Management:	AIMMS Property Management, LLC
% by Initial UPB:	3.2%	Size:	150 Units
Interest Rate:	6.34400%	Appraised Value / Per Unit:	$25,950,000 / $173,000
Note Date:	November 13, 2025	Appraisal Date:	October 1, 2025
Original Term:	60 months	Occupancy:	86.0% (as of October 15, 2025)
Amortization:	Interest Only	UW Economic Occupancy:	86.6%
Original Amortization:	NAP	Underwritten NOI:	$1,564,194
Interest Only Period:	60 months	Underwritten NCF:	$1,526,694
First Payment Date:	January 6, 2026
Maturity Date:	December 6, 2030	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$1,992,074 (TTM September 30, 2025)
Additional Debt Balance:	NAP	2024 NOI:	$1,641,247
Call Protection:	L(24),D(32),O(4)	2023 NOI:	$1,579,434
Lockbox / Cash Management:	Soft / Springing	2022 NOI(1):	NAV

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$126,667
Taxes:	$40,890	$20,445	NAP	Maturity Date Loan / Unit:	$126,667
Insurance:	$28,829	Springing	NAP	Cut-off Date LTV:	73.2%
Replacement Reserves:	$0	$3,125	NAP	Maturity Date LTV:	73.2%
				UW NOI DY:	8.2%
				UW NCF DSCR:	1.25x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$19,000,000	99.3%	Loan Payoff	$18,346,966	95.9%
Borrower Sponsor Equity	125,630	0.7	Closing Costs(2)	708,945	3.7
			Upfront Reserves	69,719	0.4

Total Sources	$19,125,630	100.0%	Total Uses	$19,125,630	100.0%
(1)	Historical financial information for 2022 is not available as it was not required for the origination of the Renaissance Point mortgage loan.
(2)	Closing Costs include an interest rate buydown of $380,000.

The following table presents certain information relating to the unit mix at Renaissance Point property:

Unit Mix(1)
Unit Type	# of Units	% of Total Units	# of Occupied Units	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rent Per Unit
1 BR / 1 BA	90	60.0%	74	82.2%	808	$905
2 BR / 2 BA	60	40.0%	55	91.7%	1,197	$1,165
Total/Wtd. Avg.	150	100.0%	129	86.0%	964	$1,016
(1)	Based on the underwritten rent roll dated October 15, 2025. Average Monthly Rent Per Unit reflects the weighted average for occupied units.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

130

Multifamily – Garden 30 Ayla Drive Little Rock, AR 72223	Collateral Asset Summary – Loan No. 15 Renaissance Point	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,000,000 73.2% 1.25x 8.2%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Renaissance Point property:

Cash Flow Analysis(1)
	12/31/2023	12/31/2024	TTM 9/30/2025	U/W	U/W Per Unit
Gross Potential Rent(2)	$2,218,523	$2,200,518	$2,030,643	$1,815,995	$12,107
Vacancy(3)	0	0	0	(243,611)	$(1,624)
Gross Potential Income	$2,218,523	$2,200,518	$2,030,643	$1,572,384	$10,483
Other Income(4)	212,364	304,553	763,675	837,935	$5,586
Effective Gross Income	$2,430,887	$2,505,071	$2,794,318	$2,410,319	$16,069

Real Estate Taxes	240,073	234,165	238,786	237,187	$1,581
Insurance	99,694	148,212	154,603	115,316	$769
Other Expenses(5)	511,686	481,446	408,856	493,622	$3,291
Total Expenses	$851,453	$863,824	$802,244	$846,125	$5,641

Net Operating Income	$1,579,434	$1,641,247	$1,992,074	$1,564,194	$10,428
Replacement Reserves	0	0	0	37,500	$250
Net Cash Flow	$1,579,434	$1,641,247	$1,992,074	$1,526,694	$10,178

Occupancy	93.3%	84.7%	86.0%(6)	86.6%(7)
NCF DSCR	1.29x	1.34x	1.63x	1.25x
NOI Debt Yield	8.3%	8.6%	10.5%	8.2%
(1)	Historical financial information for 2022 is not available as it was not required for the origination of the Renaissance Point mortgage loan.
(2)	Based on the underwritten rent roll as of October 15, 2025.
(3)	Vacancy includes bad debt and concessions.
(4)	Other Income includes utility reimbursement and miscellaneous income.
(5)	Other Expenses includes utilities, repairs and maintenance, management fees, payroll and benefits, marketing, and general and administrative.
(6)	Represents current occupancy as of the underwritten rent roll dated October 15, 2025.
(7)	Represents economic occupancy.

The following table presents certain information relating to comparable multifamily properties to the Renaissance Point property:

Multifamily Rent Comparables(1)
Property Name / Address	Year Built / Renovated	Occupancy	Number of Units	Average Rent Per Unit	Distance from Subject
Renaissance Point 30 Ayla Drive Little Rock, AR 72223	2015-2019 / NAP	86.0%(2)	150(2)	$1,016(2)	NAP
Stonebridge at the Ranch 1 Stonebridge Circle Little Rock, AR 72223	2005 / NAP	96%	260	$1,141	0.1 Miles
Chenal Pointe at the Divide 6400 Divide Parkway Little Rock, AR 72223	2012 / NAP	98%	260	$1,015	1.0 Miles
Ridge at Chenal Valley 5400 Chenonceau Boulevard Little Rock, AR 72223	2012 / NAP	95%	312	$1,448	0.7 Miles
Highland Pointe of West Little Rock 5500 Highland Drive Little Rock, AR 72223	2006 / NAP	87%	216	$1,001	2.5 Miles
Hampton Astoria 22901 Chenal Valley Drive Little Rock, AR 72223	2021 / 2023	92%	252	$1,178	1.8 Miles
McKenzie Park Apartments 14201 Kanis Road Little Rock, AR 72223	2015 / NAP	98%	168	$1,293	5.2 Miles
Landmark Apartments, Phase I 16000 Rushmore Avenue Little Rock, AR 72223	2017 / NAP	90%	196	$1,276	5.5 Miles

(1)	Source: Appraisal, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated October 15, 2025. Average Rent Per Unit reflects the weighted average rent for occupied units.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286596) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Barclays Capital Inc., Drexel Hamilton, LLC, Mischler Financial Group, Inc. or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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